UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23211

PIMCO Flexible Credit Income Fund

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices)

Bijal Y. Parikh

Treasurer (Principal Financial & Accounting Officer)

650 Newport Center Drive, Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

David C. Sullivan

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Registrant’s telephone number, including area code: (844) 337-4626

Date of fiscal year end: June 30

Date of reporting period: June 30, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

PIMCO INTERVAL FUNDS

Annual Report

June 30, 2024

PIMCO Flexible Emerging Markets Income Fund

PIMCO Flexible Credit Income Fund

(1)	Consolidated Schedule of Investments.

Important Information About the Funds

Information regarding each Fund’s principal investment strategies, principal risks and risk management strategies, the effects of each Fund’s leverage, and each Fund’s fundamental investment restrictions, including a summary of certain changes thereto during the most recent fiscal year, can be found within the relevant sections of this report. Please refer to the Table of Contents for further information.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. A Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, remain high. In efforts to combat inflation, the U.S. Federal Reserve (the “Fed”) raised interest rates multiple times in 2022 and 2023. In the second half of 2023 and the beginning of 2024, however, the Fed paused the rate hikes, keeping interest rates steady. It is uncertain whether rates will remain steady, increase or decrease in the future. As such, the Funds may face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact a Fund’s performance or cause a Fund to incur losses.

Classifications of the Funds’ portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments or Consolidated Schedule of Investments, as applicable, and other sections of this report may differ from the classification used for the Funds’ compliance calculations, including those used in the Funds’ then-current prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. Each Fund is separately monitored for compliance with respect to investment parameters and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

2	PIMCO INTERVAL FUNDS

In February 2022, Russia launched an invasion of Ukraine. As a result, Russia and other countries, persons and entities that provided material aid to Russia’s aggression against Ukraine have been the subject of economic sanctions and import and export controls imposed by countries throughout the world, including the United States. Such measures have had and may continue to have an adverse effect on the Russian, Belarusian and other securities and economies, which may, in turn, negatively impact a Fund. The extent, duration and impact of Russia’s military action in Ukraine, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional, European and global economies and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. Further, a Fund may have investments in securities and instruments that are economically tied to the region and may have been negatively impacted by the sanctions and counter-sanctions by Russia, including declines in value and reductions in liquidity. The sanctions may cause a Fund to sell portfolio holdings at a disadvantageous time or price or to continue to hold investments that a Fund may no longer seek to hold. PIMCO will continue to actively manage these positions in the best interests of a Fund and its shareholders.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR was traditionally an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. Although the transition process away from LIBOR for many instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or continued use of LIBOR on a Fund, or on certain instruments in which a Fund invests, which can be difficult to ascertain, and may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants adopt new reference rates for affected instruments. The transition of investments from LIBOR to a replacement rate as a result of amendment, application of existing fallbacks, statutory requirements or otherwise may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. In addition, an instrument’s transition to a replacement rate could result in variations in the reported yields of a Fund that holds such instrument. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

U.S. and global markets have experienced increased volatility, including as a result of the failures of certain U.S. and non-U.S. banks in 2023, which could be harmful to the Funds and issuers in which they invest. For example, if a bank at which a Fund or issuer has an account fails, any cash or other assets in bank or custody accounts, which may be substantial in size, could be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer or to a fund fails, the issuer or fund could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms.

Issuers in which a Fund may invest can be affected by volatility in the banking sector. Even if banks used by issuers in which the Funds invest remain solvent, volatility in the banking sector could contribute to, cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as

ANNUAL REPORT	JUNE 30, 2024	3

Important Information About the Funds (Cont.)

favorable terms as could otherwise have been obtained. Potential impacts to funds and issuers resulting from changes in the banking sector, market conditions and potential legislative or regulatory responses are uncertain. Such conditions and responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and erode the value of certain holdings, including those of U.S. and non-U.S. banks. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking sector or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Funds and issuers in which they invest.

The Funds may make investments in debt instruments and other securities or instruments directly or through one or more direct or indirect fully-owned subsidiaries formed by the Fund (each, a “Subsidiary”). A Subsidiary may invest, for example, in whole loans or in shares, certificates, notes or other securities representing the right to receive principal and interest payments due on fractions of whole loans or pools of whole loans, or any other security or other instrument that the Fund may hold directly.

On each Fund Summary page in this Shareholder Report, the Average Annual Total Return table measures performance assuming that any dividend and capital gain distributions were reinvested. Total return is calculated by determining the percentage change in NAV in the specific period. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the sale of Fund shares. Total return for a period of more than one year represents the average annual total return. Performance shown is net of fees and expenses. Historical performance for a Fund or share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The dividend rate that a Fund pays on its common shares may vary as portfolio and market conditions change, and will depend on a number of factors, including without limit the amount of the Fund’s undistributed net investment income and net short- and long-term capital gains, as well as the costs of any leverage obtained by a Fund. As portfolio and market conditions change, the rate of distributions on the common shares and a Fund’s dividend policy could change. There can be no assurance that a change in market conditions or other factors will not result in a change in a Fund’s distribution rate or that the rate will be sustainable in the future.

The following table discloses the inception dates and diversification status of the Funds:

Fund Name	Fund Inception	Institutional Class	Class A-1	Class A-2	Class A-3	Class A-4	Diversification Status

PIMCO Flexible Emerging Markets Income Fund	03/15/22	03/15/22	—	—	—	—	Non-Diversified

PIMCO Flexible Credit Income Fund	02/22/17	02/22/17	01/29/21	10/28/19	11/09/20	11/30/18	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Funds. The Trustees authorize the Funds to enter into service agreements with Pacific Investment Management Company LLC (“PIMCO”) and other service providers in order to provide, and in some cases authorize service

4	PIMCO INTERVAL FUNDS

providers to procure through other parties, necessary or desirable services on behalf of the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus or Statement of Additional Information (“SAI”), any press release or shareholder report, any contracts filed as exhibits to the Funds’ registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Funds creates a contract between or among any shareholders of a Fund, on the one hand, and the Funds, a service provider to a Fund, and/or the Trustees or officers of the Funds, on the other hand.

The Trustees (or the Funds and its officers, service providers or other delegates acting under authority of the Trustees) may amend its most recent prospectus or use a new prospectus or SAI with respect to the Funds, adopt and disclose new or amended policies and other changes in press releases and shareholder reports and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to a Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Funds’ then-current prospectus, SAI or shareholder report and is otherwise still in effect.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds.

A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Funds at (844) 312-2113, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Form N-PORT reports are available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and upon request by calling PIMCO at (844) 312-2113.

SEC rules allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with a Fund, investors can inform the Fund by calling (844) 312-2113. Any election to receive reports in paper will apply to all funds held with a fund complex if invested directly with a Fund or to all funds held in the investor’s account if invested through a financial intermediary,

In October 2022, the SEC adopted changes to the mutual fund and exchange-traded fund (“ETF”) shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which impact the disclosures provided to shareholders. The rule amendments addressing fee and expense information in advertisements that might be materially misleading, which impact the Funds, were effective January 24, 2023.

ANNUAL REPORT	JUNE 30, 2024	5

Important Information About the Funds (Cont.)

In September 2023, the SEC adopted amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule in a number of ways that are expected to result in an increase in the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the amendments address deviations from a fund’s 80% investment policy and the use and valuation of derivatives instruments for purposes of the rule. The amendments are effective as of December 11, 2023, but the SEC is providing a 24-month compliance period following the effective date for fund groups with net assets of $1 billion or more (and a 30-month compliance period for fund groups with net assets of less than $1 billion).

6	PIMCO INTERVAL FUNDS

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	JUNE 30, 2024	7

PIMCO Flexible Emerging Markets Income Fund

Cumulative Returns Through June 30, 2024

(in thousands)
$20.0
10.0
0
03/22
04/23
06/24
INDEX
$10,356
INSTITUTIONAL CLASS
$9,956

$10,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of June 30, 2024†§

Corporate Bonds & Notes	52.1%
Sovereign Issues	31.3%
Loan Participations and Assignments	10.2%
Short-Term Instruments‡	6.1%
Other	0.3%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2024

	1 Year	Commencement of Operations (03/15/22)
PIMCO Flexible Emerging Markets Income Fund Institutional Class	11.23%	1.07%
J.P. Morgan Emerging Markets Bond Index (EMBI) Global	8.35%	2.22%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when repurchased by the fund. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the repurchase of fund shares. Performance current to the most recent month-end is available at www.pimco.com or via (844) 312-2113. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect brokerage commissions in connection with the purchase or sale of Fund shares.

8	PIMCO INTERVAL FUNDS

Institutional Class - EMFLX

Performance of an index is shown in light of a requirement by the Securities and Exchange Commission that the performance of an appropriate broad-based securities market index be disclosed. However, the Fund is not managed to an index nor should the index be viewed as a “benchmark” for the Fund’s performance. The index is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

It is not possible to invest directly in an unmanaged index.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), was 1.98% for Institutional Class. As of June 30, 2024, the Fund’s Total Effective Leverage(1) was 26.31%. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

(1)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Flexible Emerging Markets Income Fund’s investment objective is to seek to provide attractive risk-adjusted returns and current income by investing, under normal circumstances, across a wide array of instruments, including from sovereign, quasi-sovereign and corporate borrowers, that are economically tied to “emerging market” countries. The Fund utilizes a flexible asset allocation strategy among multiple public and private credit sectors in the emerging market credit markets, including corporate debt (including, among other things, fixed-, variable- and floating-rate bonds, loans, convertible and contingent convertible securities and stressed, distressed and defaulted debt securities issued by corporations or other business entities), mortgage-related and other consumer-related instruments, collateralized debt obligations, including, without limitation, collateralized loan obligations, government, sovereign and quasi-sovereign debt and other fixed-, variable- and floating-rate income-producing securities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Long exposure to Mexican quasi-sovereign and corporate external debt contributed to absolute returns, as the sectors posted positive performance.

»	Long exposure to Ecuadorian sovereign external debt contributed to absolute returns, as the sector posted positive performance.
»	Select Ukrainian sovereign external debt securities detracted from absolute returns, as select securities underperformed.

»	Exposure to Argentinian sovereign external debt detracted from absolute returns, as select securities underperformed.

ANNUAL REPORT	JUNE 30, 2024	9

PIMCO Flexible Credit Income Fund

Cumulative Returns Through June 30, 2024

(in thousands)
$20.0
10.0
0
02/17
10/20
06/24
INSTITUTIONAL CLASS
$14,297
INDEX
$13,501

$10,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of June 30, 2024†§

Non-Agency Mortgage-Backed Securities	27.2%
Loan Participations and Assignments	20.0%
Asset-Backed Securities	17.5%
Corporate Bonds & Notes	17.1%
Short-Term Instruments‡	8.2%
Common Stocks	7.3%
Municipal Bonds & Notes	1.4%
Other	1.3%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2024

	1 Year	5 Years	Commencement of Operations (2/22/17)*
PIMCO Flexible Credit Income Fund Institutional Class	13.68%	3.44%	5.04%
PIMCO Flexible Credit Income Fund A-1	13.12%	3.00%	4.47%
PIMCO Flexible Credit Income Fund A-2	13.12%	2.78%	4.35%
PIMCO Flexible Credit Income Fund A-2 (adjusted)	10.85%	2.36%	4.07%
PIMCO Flexible Credit Income Fund A-3	12.84%	2.63%	4.13%
PIMCO Flexible Credit Income Fund A-4	12.84%	2.65%	4.24%
PIMCO Flexible Credit Income Fund A-4 (adjusted)	10.57%	2.03%	3.81%
ICE BofA US High Yield Index	10.44%	3.73%	4.22%

10	PIMCO INTERVAL FUNDS

Institutional Class - PFLEX	Class A-1 - PFAIX	Class A-2 - PFALX
Class A-3 - PFASX	Class A-4 - PFFLX

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* For class inception dates, please refer to the Important Information.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when repurchased by the fund. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the repurchase of fund shares. The adjusted returns take into account the maximum sales charge of 3.00% on Class A-2 and Class A-4 shares. Performance current to the most recent month-end is available at www.pimco.com or via (844) 312-2113. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect brokerage commissions in connection with the purchase or sale of Fund shares.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

Performance of an index is shown in light of a requirement by the Securities and Exchange Commission that the performance of an appropriate broad-based securities market index be disclosed. However, the Fund is not managed to an index nor should the index be viewed as a “benchmark” for the Fund’s performance. The index is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

It is not possible to invest directly in an unmanaged index.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), were 5.36% for Institutional Class, 5.86% for Class A-1 shares, 5.86% for Class A-2 shares, 6.11% for Class A-3 shares and 6.11% for Class A-4 shares. As of June 30, 2024, the Fund’s Total Effective Leverage(1) was 39.34%. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

(1)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Flexible Credit Income Fund seeks to provide attractive risk-adjusted returns and current income by investing, under normal circumstances across a wide array of global credit sectors, including corporate, mortgage, consumer, emerging market and municipal credit markets and utilizing a flexible asset allocation strategy among multiple public and private credit sectors in the global credit markets, including corporate debt (including, among other things, fixed-, variable- and floating-rate bonds, loans, convertible and contingent convertible securities and stressed, distressed and defaulted debt securities issued by U.S. or foreign (non-U.S.) corporations or other business entities, including emerging market issuers), mortgage-related and other consumer-related instruments, collateralized debt obligations, including, without limitation, collateralized loan obligations, government and sovereign debt, municipal bonds and other fixed-, variable- and floating-rate income-producing securities of U.S. and foreign issuers, including emerging market issuers. The Fund may invest without limit in investment grade debt securities and may invest without limit in below investment grade debt securities (commonly referred to as “high yield” securities or “junk bonds”), including securities of stressed and distressed issuers. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to select corporate special situation positions contributed to absolute performance, as select issuers posted positive returns.

»	Exposure to corporate credit contributed to absolute performance, as the sector posted positive returns.

»	Exposure to mortgage credit contributed to absolute performance, as select securities posted positive returns.
»	The costs associated with one or more forms of leverage detracted from performance. The costs of leverage generally will reduce returns to the extent they exceed the rate of return on the additional investments purchased with such leverage.

»	Interest rate positioning detracted from performance, primarily driven by the Fund’s long exposure at the intermediate portion of the curve, as rate volatility persisted.

ANNUAL REPORT	JUNE 30, 2024	11

Index Descriptions

Index*	Index Description

ICE BofA US High Yield Index	ICE BofA US High Yield Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule and a minimum amount outstanding of USD 100 million. Bonds must be rated below investment grade based on a composite of Moody’s and S&P.

J.P. Morgan Emerging Markets Bond Index (EMBI) Global	J.P. Morgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds.

*	It is not possible to invest directly in an unmanaged index.

12	PIMCO INTERVAL FUNDS

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	JUNE 30, 2024	13

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

PIMCO Flexible Emerging Markets Income Fund

Institutional Class

06/30/2024	$8.19	$0.68	$0.20	$0.88	$(0.66)	$0.00	$(0.66)

06/30/2023	8.39	0.60	(0.03)	0.57	(0.77)	0.00	(0.77)

03/15/2022 - 06/30/2022	10.00	0.22	(1.62)	(1.40)	(0.21)	0.00	(0.21)

PIMCO Flexible Credit Income Fund (Consolidated)

Institutional Class

06/30/2024	$6.81	$0.73	$0.16	$0.89	$(0.76)	$0.00	$(0.76)

06/30/2023	7.89	0.88	(0.85)	0.03	(1.11)	0.00	(1.11)

06/30/2022	9.68	0.89	(1.88)	(0.99)	(0.80)	0.00	(0.80)

06/30/2021	8.21	0.84	1.40	2.24	(0.77)	0.00	(0.77)

06/30/2020	10.09	0.73	(1.61)	(0.88)	(1.00)	0.00	(1.00)

Class A-1

06/30/2024	6.81	0.69	0.17	0.86	(0.73)	0.00	(0.73)

06/30/2023	7.89	0.84	(0.85)	(0.01)	(1.07)	0.00	(1.07)

06/30/2022	9.68	0.90	(1.94)	(1.04)	(0.75)	0.00	(0.75)

01/29/2021 - 06/30/2021	9.34	0.32	0.36	0.68	(0.34)	0.00	(0.34)

Class A-2

06/30/2024	6.81	0.69	0.17	0.86	(0.73)	0.00	(0.73)

06/30/2023	7.89	0.85	(0.86)	(0.01)	(1.07)	0.00	(1.07)

06/30/2022	9.68	0.85	(1.89)	(1.04)	(0.75)	0.00	(0.75)

06/30/2021	8.21	0.78	1.38	2.16	(0.69)	0.00	(0.69)

10/28/2019 - 06/30/2020	9.82	0.40	(1.33)	(0.93)	(0.68)	0.00	(0.68)

Class A-3

06/30/2024	6.81	0.68	0.16	0.84	(0.71)	0.00	(0.71)

06/30/2023	7.89	0.84	(0.87)	(0.03)	(1.05)	0.00	(1.05)

06/30/2022	9.68	0.83	(1.89)	(1.06)	(0.73)	0.00	(0.73)

11/09/2020 - 06/30/2021	8.89	0.48	0.75	1.23	(0.44)	0.00	(0.44)

14	PIMCO INTERVAL FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses(e)		Expenses Excluding Waivers(e)		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$8.41	11.23%	$32,297	1.48%		2.17%		0.85%		1.54%		8.40%		70%

8.19	7.20	24,876	0.94		2.15		0.51		1.72		7.31		76

8.39	(14.05)	23,101	0.84	*	2.31	*	0.53	*	2.00	*	7.84	*	33

$6.94	13.85%	$2,245,017	6.61%		6.61%		2.19%		2.19%		10.64%		16%

6.81	0.53	2,290,340	5.35		5.35		2.22		2.22		11.91		26

7.89	(10.97)	2,488,404	2.54		2.54		2.10		2.10		9.73		35

9.68	28.02	1,971,964	3.06		3.06		2.30		2.30		9.19		34

8.21	(9.21)	1,301,140	3.77		3.78		2.23		2.24		8.00		17

6.94	13.29	9,506	7.11		7.11		2.69		2.69		10.13		16

6.81	0.03	9,321	5.85		5.85		2.72		2.72		11.39		26

7.89	(11.43)	9,658	3.04		3.04		2.60		2.60		10.30		35

9.68	7.39	11	3.56	*	3.56	*	2.80	*	2.80	*	8.10	*	34

6.94	13.29	114,412	7.11		7.11		2.69		2.69		10.15		16

6.81	0.03	95,806	5.91	(f)	5.91	(f)	2.72	(f)	2.72	(f)	11.49		26

7.89	(11.45)	87,001	3.04		3.04		2.60		2.60		9.37		35

9.68	27.00	39,835	3.56		3.56		2.80		2.80		8.44		34

8.21	(9.77)	5,476	4.27	*	4.28	*	2.73	*	2.74	*	7.32	*	17

6.94	13.00	490,934	7.36		7.36		2.94		2.94		9.90		16

6.81	(0.22)	444,222	6.31	(f)	6.31	(f)	2.97	(f)	2.97	(f)	11.46		26

7.89	(11.66)	255,741	3.29		3.29		2.85		2.85		9.15		35

9.68	14.01	88,868	3.81	*	3.81	*	3.05	*	3.05	*	7.81	*	34

ANNUAL REPORT	JUNE 30, 2024	15

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

PIMCO Flexible Credit Income Fund (Consolidated)

Class A-4

06/30/2024	$6.81	$0.68	$0.16	$0.84	$(0.71)	$0.00	$(0.71)

06/30/2023	7.89	0.78	(0.81)	(0.03)	(1.05)	0.00	(1.05)

06/30/2022	9.68	0.82	(1.88)	(1.06)	(0.73)	0.00	(0.73)

06/30/2021	8.21	0.77	1.39	2.16	(0.69)	0.00	(0.69)

06/30/2020	10.09	0.64	(1.60)	(0.96)	(0.92)	0.00	(0.92)

11/30/2018 - 06/30/2019	10.17	0.52	0.06	0.58	(0.66)	0.00	(0.66)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds. Additionally, excludes initial sales charges and contingent deferred sales charges.

(e)

Ratio includes interest expense which primarily relates to participation in borrowing and financing transactions. See Note 5, Borrowings and Other Financing Transactions, in the Notes to Financial Statements for more information.

(f)

Expense ratio as presented is calculated based on average net assets for the period presented. Due to significant fluctuations in total net assets during the period, the expense ratio to average net assets differs from the total operating expense ratio in effect for each class. See Note 9, Fees and Expenses in the Notes to Financial Statements for additional information on how the Fund’s expenses are calculated.

16	PIMCO INTERVAL FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses(e)		Expenses Excluding Waivers(e)		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$6.94	13.00%	$29,128	7.36%		7.36%		2.94%		2.94%		9.93%		16%

6.81	(0.22)	26,774	5.41	(f)	5.41	(f)	2.97	(f)	2.97	(f)	10.11		26

7.89	(11.66)	150,498	3.29		3.29		2.85		2.85		8.99		35

9.68	27.05	116,482	3.81		3.81		3.05		3.05		8.42		34

8.21	(9.95)	71,662	4.52		4.53		2.98		2.99		7.07		17

10.09	5.99	25,482	4.66	*	4.67	*	2.93	*	2.94	*	9.06	*	14

ANNUAL REPORT	JUNE 30, 2024	17

Statement of Assets and Liabilities PIMCO Flexible Emerging Markets Income Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$34,304
Investments in Affiliates	919

Financial Derivative Instruments
Exchange-traded or centrally cleared	7
Over the counter	177
Deposits with counterparty	928
Foreign currency, at value	39
Receivable for investments sold	362
Receivable for Fund shares sold	185
Interest and/or dividends receivable	800
Dividends receivable from Affiliates	3
Reimbursement receivable from PIMCO	11

Total Assets	37,735

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$3,799

Financial Derivative Instruments
Exchange-traded or centrally cleared	32
Over the counter	358
Payable for investments purchased	582
Payable for investments in Affiliates purchased	3
Payable for unfunded loan commitments	582
Distributions payable to common shareholders	43
Accrued management fees	36
Foreign capital gains tax payable	3

Total Liabilities	5,438

Commitments and Contingent Liabilities^

Net Assets	$32,297

Net Assets Consist of:

Par value^^	$0

Paid in capital in excess of par	36,336

Distributable earnings (accumulated loss)	(4,039)

Net Assets	$32,297

Net Assets:

Institutional Class	$32,297

Common Shares Outstanding:

Institutional Class	3,841

Net Asset Value Per Common Share(a):

Institutional Class	$8.41

Cost of investments in securities	$34,986

Cost of investments in Affiliates	$919

Cost of foreign currency held	$41

Cost or premiums of financial derivative instruments, net	$(293)

* Includes repurchase agreements of:	$414

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information.
^^	($0.00001) per share.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

18	PIMCO INTERVAL FUNDS	See Accompanying Notes

Consolidated Statement of Assets and Liabilities PIMCO Flexible Credit Income Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities	$4,233,604
Investments in Affiliates	566,981

Financial Derivative Instruments
Exchange-traded or centrally cleared	4,641
Over the counter	13,995
Cash	3,402
Deposits with counterparty	46,326
Foreign currency, at value	27,264
Receivable for investments sold	71,152
Receivable for Fund shares sold	7,692
Interest and/or dividends receivable	49,508
Dividends receivable from Affiliates	1,128
Other assets	2

Total Assets	5,025,695

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$1,873,256

Financial Derivative Instruments
Exchange-traded or centrally cleared	2,444
Over the counter	6,258
Payable for investments purchased	160,167
Payable for investments in Affiliates purchased	1,283
Payable for unfunded loan commitments	45,291
Deposits from counterparty	30,890
Distributions payable to common shareholders	12,007
Accrued management fees	4,652
Accrued servicing fees	340
Foreign capital gains tax payable	31
Other liabilities	79

Total Liabilities	2,136,698

Commitments and Contingent Liabilities^

Net Assets	$2,888,997

Net Assets Consist of:

Par value^^	$4
Paid in capital in excess of par	3,868,790
Distributable earnings (accumulated loss)	(979,797)

Net Assets	$2,888,997

ANNUAL REPORT	JUNE 30, 2024	19

Consolidated Statement of Assets and Liabilities PIMCO Flexible Credit Income Fund (Cont.)

Net Assets:

Institutional Class	$2,245,017
Class A-1	9,506
Class A-2	114,412
Class A-3	490,934
Class A-4	29,128

Common Shares Outstanding:

Institutional Class	323,675
Class A-1	1,370
Class A-2	16,495
Class A-3	70,786
Class A-4	4,200

Net Asset Value Per Common Share(a):

Institutional Class	$6.94
Class A-1	6.94
Class A-2	6.94
Class A-3	6.94
Class A-4	6.94

Cost of investments in securities	$4,893,075
Cost of investments in Affiliates	$548,333
Cost of foreign currency held	$27,441

Cost or premiums of financial derivative instruments, net	$30,969

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information.
^^	($0.00001 per share).
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

20	PIMCO INTERVAL FUNDS	See Accompanying Notes

Statement of Operations PIMCO Flexible Emerging Markets Income Fund

Year Ended June 30, 2024
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$2,652
Dividends from Investments in Affiliates	17
Miscellaneous income	24
Total Income	2,693

Expenses:

Management fees	390
Trustee fees and related expenses	12
Interest expense	172
Expense reimbursements recouped	19
Total Expenses	593
Waiver and/or Reimbursement by PIMCO	(189)
Net Expenses	404

Net Investment Income (Loss)	2,289

Net Realized Gain (Loss):

Investments in securities	(348)
Exchange-traded or centrally cleared financial derivative instruments	56
Over the counter financial derivative instruments	213
Foreign currency	(57)

Net Realized Gain (Loss)	(136)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	951
Exchange-traded or centrally cleared financial derivative instruments	(84)
Over the counter financial derivative instruments	47
Foreign currency assets and liabilities	(8)

Net Change in Unrealized Appreciation (Depreciation)	906

Net Increase (Decrease) in Net Assets Resulting from Operations	$3,059

* Foreign tax withholdings	$16

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	JUNE 30, 2024	21

Consolidated Statement of Operations PIMCO Flexible Credit Income Fund

Year Ended June 30, 2024
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$449,904
Dividends, net of foreign taxes**	9,177
Dividends from Investments in Affiliates	10,139
Miscellaneous income	13,859
Total Income	483,079

Expenses:

Management fees	60,852
Distribution and/or servicing fees - Class A-1	47
Distribution and/or servicing fees - Class A-2	520
Distribution and/or servicing fees - Class A-3	3,395
Distribution and/or servicing fees - Class A-4	185
Trustee fees and related expenses	241
Interest expense	123,340
Miscellaneous expense	117
Total Expenses	188,697

Net Investment Income (Loss)	294,382

Net Realized Gain (Loss):

Investments in securities	(85,254)
Investments in Affiliates	86
Exchange-traded or centrally cleared financial derivative instruments	(115,739)
Over the counter financial derivative instruments	24,526
Foreign currency	(3,292)

Net Realized Gain (Loss)	(179,673)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	98,301
Investments in Affiliates	18,647
Exchange-traded or centrally cleared financial derivative instruments	107,422
Over the counter financial derivative instruments	14,341
Foreign currency assets and liabilities	2,938

Net Change in Unrealized Appreciation (Depreciation)	241,649

Net Increase (Decrease) in Net Assets Resulting from Operations	$356,358

* Foreign tax withholdings - Interest	$249

** Foreign tax withholdings - Dividends	$146

†	A zero balance may reflect actual amounts rounding to less than one thousand.

22	PIMCO INTERVAL FUNDS	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Flexible Emerging Markets Income Fund

(Amounts in thousands†)	Year Ended June 30, 2024	Year Ended June 30, 2023

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$2,289	$1,732
Net realized gain (loss)	(136)	(2,475)
Net change in unrealized appreciation (depreciation)	906	2,408

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	3,059	1,665

Distributions to Common Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(2,227)	(2,195)

Total Distributions to Common Shareholders(a)	(2,227)	(2,195)

Common Share Transactions*:

Receipts for shares sold	5,315	262
Issued as reinvestment of distributions	1,926	2,044
Cost of shares repurchased	(652)	(1)
Net increase (decrease) resulting from common shares transactions	6,589	2,305

Total increase (decrease) in net assets	7,421	1,775

Net Assets :

Beginning of year	24,876	23,101
End of year	$32,297	$24,876

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Common Shares Offering, in the Notes to Financial Statements.
(a)

The tax characterization of distribution is determined in accordance with Federal income tax regulations. See Note 2, Distributions — Common Shares, in the Notes to Financial statements for more information.

ANNUAL REPORT	JUNE 30, 2024	23

Consolidated Statements of Changes in Net Assets PIMCO Flexible Credit Income Fund

(Amounts in thousands†)	Year Ended June 30, 2024	Year Ended June 30, 2023

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$294,382	$341,036
Net realized gain (loss)	(179,673)	(225,765)
Net change in unrealized appreciation (depreciation)	241,649	(102,138)

Net Increase (Decrease) in Net Assets Resulting from Operations	356,358	13,133

Distributions to Common Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(246,274)	(347,804)
Class A-1	(998)	(1,326)
Class A-2	(11,141)	(12,454)
Class A-3	(47,233)	(53,620)
Class A-4	(2,522)	(6,920)

Total Distributions to Common Shareholders(a)	(308,168)	(422,124)

Common Share Transactions*:

Receipts for shares sold	539,688	1,013,844
Issued as reinvestment of distributions	122,529	134,096
Cost of shares repurchased	(687,873)	(863,788)
Net increase (decrease) resulting from common share transactions	(25,656)	284,152

Total Increase (Decrease) in Net Assets	22,534	(124,839)

Net Assets:

Beginning of year	2,866,463	2,991,302
End of year	$2,888,997	$2,866,463

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Common Shares Offering, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulation. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

24	PIMCO INTERVAL FUNDS	See Accompanying Notes

Consolidated Statement of Cash Flows PIMCO Flexible Credit Income Fund

Year Ended June 30, 2024 (Amounts in thousands†)

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$356,358

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(863,643)
Proceeds from sales of long-term securities	1,073,327
(Purchases) Proceeds from sales of short-term portfolio investments, net	(82,188)
(Increase) decrease in deposits with counterparty	65,591
(Increase) decrease in receivable for investments sold	71,763
(Increase) decrease in interest and/or dividends receivable	20,918
(Increase) decrease in dividends receivable from Affiliates	(1,128)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(13,745)
Proceeds from (Payments on) over the counter financial derivative instruments	25,875
(Increase) decrease in other assets	(2)
Increase (decrease) in payable for investments purchased	(40,449)
Increase (decrease) in payable for unfunded loan commitments	21,145
Increase (decrease) in deposits from counterparty	19,326
Increase (decrease) in accrued management fees	(786)
Increase (decrease) in accrued servicing fees	(11)
Proceeds from (Payments on) foreign currency transactions	(1,836)
Increase (decrease) in foreign capital gains tax payable	(68)
Increase (decrease) in other liabilities	(3)
Net Realized (Gain) Loss
Investments in securities	85,254
Investments in Affiliates	(86)
Exchange-traded or centrally cleared financial derivative instruments	115,739
Over the counter financial derivative instruments	(24,526)
Foreign currency	3,292
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(98,301)
Investments in Affiliates	(18,647)
Exchange-traded or centrally cleared financial derivative instruments	(107,422)
Over the counter financial derivative instruments	(14,341)
Foreign currency assets and liabilities	(2,938)
Net amortization (accretion) on investments	(76,791)
Net Cash Provided by (Used for) Operating Activities	511,677

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	557,364
Payments on shares repurchased	(687,873)
Increase (decrease) in overdraft due to custodian	(2,990)
Cash distributions paid*	(187,883)
Proceeds from reverse repurchase agreements	11,207,223
Payments on reverse repurchase agreements	(11,369,737)
Net Cash Received from (Used for) Financing Activities	(483,896)

Net Increase (Decrease) in Cash and Foreign Currency	27,781

Cash and Foreign Currency:

Beginning of year	2,885
End of year	$30,666
* Reinvestment of distributions	$122,529

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the year	$125,255
Non-Cash Payment In-Kind	$30,114

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

ANNUAL REPORT	JUNE 30, 2024	25

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 106.2%

LOAN PARTICIPATIONS AND ASSIGNMENTS 11.1%

Ecopetrol SA
TBD% due 08/16/2024 «µ		$600	$597

NMC Healthcare LLC
11.585% (LIBOR03M + 6.000%) due 03/25/2027 «~	AED	1,543	424

Oi SA
1.750% (LIBOR03M + 1.750%) due 02/26/2035 «~		$390	4

Republic of Cote d’lvoire
6.852% (EURO03M + 3.050%) due 03/07/2025 «~	EUR	300	321

Republic of Kenya
11.726% due 06/29/2025 «		$300	299

Republic of Senegal
9.489% (EURO06M + 5.800%) due 12/22/2028 «~	EUR	600	639

Republic of Turkey
TBD% due 04/27/2031 «		300	364

SOCAR Turkey Enerji AS
7.348% (EURO06M + 3.450%) due 08/11/2026 ~		300	320

State Oil Co. of the Azerbaijan Republic
8.229% due 11/26/2024 «		$181	180

Telemar Norte Leste SA
1.750% due 02/26/2035 «		20	0
1.750% (LIBOR06M + 1.750%) due 02/26/2035 «~		302	3

The Ministry of Finance and Planning, Government of the United Republic of Tanzania
11.222% due 04/26/2028 «		444	447

Total Loan Participations and Assignments (Cost $3,872)			3,598

CORPORATE BONDS & NOTES 56.9%

BANKING & FINANCE 16.5%

Abu Dhabi Developmental Holding Co. PJSC
5.375% due 05/08/2029		200	203
5.500% due 05/08/2034		200	206

Africa Finance Corp.
2.875% due 04/28/2028		200	177

Asian Infrastructure Investment Bank
42.250% due 12/30/2024	TRY	26,700	779

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banco del Estado de Chile
7.950% due 05/02/2029 •(g)		$200	$207

Banco do Brasil SA
8.500% due 07/29/2026	MXN	3,000	155

BOI Finance BV
7.500% due 02/16/2027	EUR	350	354

Gabon Blue Bond Master Trust
6.097% due 08/01/2038		$600	599

Interoceanica Finance Ltd.
0.000% due 05/15/2030 (f)		253	207

Ipoteka-Bank ATIB
5.500% due 11/19/2025		300	291

Kuwait Projects Co. SPC Ltd.
4.500% due 02/23/2027		600	540

Panama Infrastructure Receivable Purchaser PLC
0.000% due 04/05/2032 (f)		800	523

Peru Payroll Deduction Finance Ltd.
0.000% due 11/01/2029 «(f)		496	408

Trust Fibra Uno
6.390% due 01/15/2050		500	395
6.950% due 01/30/2044		300	263

			5,307

INDUSTRIALS 28.6%

Aeropuerto Internacional de Tocumen SA
5.125% due 08/11/2061		200	148

Alfa Desarrollo SpA
4.550% due 09/27/2051		199	149

AngloGold Ashanti Holdings PLC
3.750% due 10/01/2030		300	262

Antofagasta PLC
6.250% due 05/02/2034		200	207

Bioceanico Sovereign Certificate Ltd.
0.000% due 06/05/2034 (f)		127	95

Charter Communications Operating LLC
3.850% due 04/01/2061		300	175

CSN Resources SA
4.625% due 06/10/2031		200	157

Ecopetrol SA
5.875% due 05/28/2045		400	287

Empresa de los Ferrocarriles del Estado
3.068% due 08/18/2050 (i)		900	547

Fideicomiso PA Pacifico Tres
8.250% due 01/15/2035		602	593

Fortune Star BVI Ltd.
3.950% due 10/02/2026	EUR	400	390

Guara Norte SARL
5.198% due 06/15/2034 (i)		$745	688

IRB Infrastructure Developers, Inc.
7.110% due 03/11/2032		200	200

26	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JSW Steel Ltd.
5.050% due 04/05/2032		$300	$264

KazMunayGas National Co. JSC
5.750% due 04/19/2047		300	262

Metalsa SA de CV
3.750% due 05/04/2031		300	240

OCP SA
5.125% due 06/23/2051		500	377
7.500% due 05/02/2054		200	204

Petroleos de Venezuela SA
9.750% due 05/17/2035		600	86

Petroleos del Peru SA
5.625% due 06/19/2047		400	256

Petroleos Mexicanos
6.375% due 01/23/2045		600	389
6.950% due 01/28/2060 (i)		1,400	927

Saderea DAC
12.500% due 11/30/2026 ^(c)		558	277

Stillwater Mining Co.
4.000% due 11/16/2026		200	183
4.500% due 11/16/2029		200	163

TransJamaican Highway Ltd.
5.750% due 10/10/2036		180	159

Turkish Airlines Pass-Through Trust
4.200% due 09/15/2028		477	453

Vale SA
0.000% due 12/29/2049 ~(g)	BRL	14,500	896

Yinson Boronia Production BV
8.947% due 07/31/2042		$200	202

			9,236

UTILITIES 11.8%

Chile Electricity Lux MPC SARL
6.010% due 01/20/2033		600	608

Engie Energia Chile SA
3.400% due 01/28/2030		200	174
6.375% due 04/17/2034		200	203

EP Infrastructure AS
1.816% due 03/02/2031	EUR	150	130

LLPL Capital Pte. Ltd.
6.875% due 02/04/2039 (i)		$697	703

Mong Duong Finance Holdings BV
5.125% due 05/07/2029		506	481

Peru LNG SRL
5.375% due 03/22/2030		200	173

Poinsettia Finance Ltd.
6.625% due 06/17/2031		738	636

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tierra Mojada Luxembourg SARL
5.750% due 12/01/2040 (i)		$789	$712

			3,820

Total Corporate Bonds & Notes (Cost $19,209)			18,363

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.2%

Stratton Mortgage Funding PLC
5.963% due 01/20/2054 •	GBP	58	73

Total Non-Agency Mortgage-Backed Securities (Cost $76)			73

SOVEREIGN ISSUES 34.2%

Angolan Government International Bond
8.750% due 04/14/2032		$200	177

Brazil Government International Bond
6.125% due 01/22/2032		200	198

Cassa Depositi e Prestiti SpA
5.875% due 04/30/2029		200	203

Colombia Government International Bond
3.000% due 01/30/2030		200	164
4.125% due 02/22/2042		200	131
5.625% due 02/26/2044		300	231
7.500% due 02/02/2034		200	201
8.000% due 11/14/2035		400	412

Congolese Government International Bond
6.000% due 06/30/2029 þ		217	182

Dominican Republic International Bond
5.875% due 01/30/2060		200	170
6.600% due 06/01/2036 (b)		200	200
11.250% due 09/15/2035	DOP	17,100	306
13.625% due 02/03/2033		11,800	237

Ecuador Government International Bond
3.500% due 07/31/2035 þ		$20	10
6.000% due 07/31/2030 þ		760	483

Egypt Government International Bond
7.625% due 05/29/2032		200	164
7.903% due 02/21/2048		300	212
8.750% due 09/30/2051		400	302

El Salvador Government International Bond
0.250% due 04/17/2030 (a)		200	6
9.250% due 04/17/2030		200	178

Emirate of Abu Dhabi Government International Bond
5.500% due 04/30/2054		200	203

Finance Department Government of Sharjah
4.000% due 07/28/2050		200	131
6.125% due 03/06/2036		300	298

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2024	27

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Guatemala Government International Bond
6.600% due 06/13/2036		$200	$202

Ivory Coast Government International Bond
7.625% due 01/30/2033		200	195

KSA Sukuk Ltd.
5.250% due 06/04/2034		200	200

Latvia Government International Bond
5.125% due 07/30/2034		200	197

Pakistan Government International Bond
7.375% due 04/08/2031		200	158
8.875% due 04/08/2051		200	151

Panama Government International Bond
3.870% due 07/23/2060		400	229

Peru Government International Bond
5.400% due 08/12/2034	PEN	400	92
6.150% due 08/12/2032		1,100	276
6.900% due 08/12/2037		1,000	250
6.950% due 08/12/2031		600	160
7.300% due 08/12/2033		1,300	348

Republic of Angola Via Avenir Issuer Ireland DAC
6.927% due 02/19/2027		$600	583

Republic of Cameroon International Bond
5.950% due 07/07/2032	EUR	200	167

Romania Government International Bond
2.000% due 04/14/2033 (i)		600	483
5.250% due 05/30/2032		100	104
5.625% due 05/30/2037		100	103
6.375% due 09/18/2033		200	223

Senegal Government International Bond
6.750% due 03/13/2048		$200	145
7.750% due 06/10/2031		200	191

Serbia Government International Bond
2.050% due 09/23/2036	EUR	200	152
6.000% due 06/12/2034		$200	197

Tunisian Republic International Bond
5.750% due 01/30/2025		700	666
6.375% due 07/15/2026	EUR	300	278

Ukraine Government International Bond
7.253% due 03/15/2035		$200	58
7.750% due 08/01/2041 ~		100	49

Uzbekneftegaz JSC
4.750% due 11/16/2028		300	253

Venezuela Government International Bond
9.250% due 09/15/2027 ^(c)		700	133

Total Sovereign Issues (Cost $10,588)			11,042

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 3.8%

REPURCHASE AGREEMENTS (h) 1.3%
			$414

NIGERIA TREASURY BILLS 1.0%
26.099% due 02/25/2025 - 05/27/2025 (d)(e)(f)	NGN	586,510	326

U.S. TREASURY BILLS 1.5%
5.390% due 07/18/2024 - 08/15/2024 (d)(f)(l)		$490	488

Total Short-Term Instruments (Cost $1,241)			1,228

Total Investments in Securities (Cost $34,986)			34,304

		SHARES
INVESTMENTS IN AFFILIATES 2.8%

SHORT-TERM INSTRUMENTS 2.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.8%

PIMCO Short-Term Floating NAV Portfolio III		94,432	919

Total Short-Term Instruments (Cost $919)			919

Total Investments in Affiliates (Cost $919)			919

Total Investments 109.0% (Cost $35,905)			$35,223

Financial Derivative Instruments (j)(k) (0.6)% (Cost or Premiums, net $(293))			(206)

Other Assets and Liabilities, net (8.4)%			(2,720)

Net Assets Applicable to Common Shareholders 100.0%			$32,297

28	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2024

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Security is an Interest Only (“IO”) or IO Strip.

(b)	When-issued security.

(c)	Security is not accruing income as of the date of this report.

(d)	Security did not produce income within the last twelve months.

(e)	Coupon represents a weighted average yield to maturity.

(f)	Zero coupon security.

(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.600%	06/28/2024	07/01/2024	$414	U.S. Treasury Inflation Protected Securities 0.625% due 01/15/2026	$(422)	$414	$414

Total Repurchase Agreements						$(422)	$414	$414

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
SCX	3.850%	06/12/2024	TBD	(3)	EUR	(430)	$(462)
	5.540	03/08/2024	TBD	(3)		$(1,139)	(1,159)
SOG	5.620	12/22/2023	TBD	(3)		(808)	(832)
	5.710	04/11/2024	07/10/2024			(1,329)	(1,346)

Total Reverse Repurchase Agreements							$(3,799)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2024	29

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(4)
Global/Master Repurchase Agreement
FICC	$414	$0	$0	$414	$(422)	$(8)
SCX	0	(1,621)	0	(1,621)	1,732	111
SOG	0	(2,178)	0	(2,178)	2,327	149

Total Borrowings and Other Financing Transactions	$414	$(3,799)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$0	$0	$(462)	$(462)
Corporate Bonds & Notes	0	(1,346)	0	(1,991)	(3,337)

Total Borrowings	$0	$(1,346)	$0	$(2,453)	$(3,799)

Payable for reverse repurchase agreements					$(3,799)

(i)	Securities with an aggregate market value of $4,059 have been pledged as collateral under the terms of the above master agreements as of June 30, 2024.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended June 30, 2023 was $(3,137) at a weighted average interest rate of 5.351%. Average borrowings may include reverse repurchase agreements transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(j) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note September Futures	09/2024	10	$1,066	$3	$0	$(1)
U.S. Treasury 10-Year Note September Futures	09/2024	2	220	1	0	(1)
U.S. Treasury Ultra Long-Term Bond September Futures	09/2024	6	752	8	0	(9)

Total Futures Contracts				$12	$0	$(11)

30	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2024

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.EM-41 5-Year Index	1.000%	Quarterly	06/20/2029	$4,900	$(134)	$(21)	$(155)	$1	$0

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day USD-SOFR Compounded-OIS	4.000%	Annual	06/20/2027	$	300	$(4)	$1	$(3)	$0	$0
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029		5,000	(46)	(29)	(75)	0	(9)
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2034		100	(1)	(1)	(2)	0	(1)
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2034		500	20	(11)	9	3	0
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2039		270	10	(16)	(6)	0	(3)
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2044		600	(3)	(12)	(15)	0	(8)
Receive	1-Day USD-SOFR Compounded-OIS	3.500	Annual	06/20/2054		200	16	(7)	9	3	0
Pay(4)	6-Month EUR-EURIBOR	2.750	Annual	09/18/2029	EUR	200	(1)	0	(1)	0	0

					$		(9)	$(75)	$(84)	$6	$(21)

Total Swap Agreements							$(143)	$(96)	$(239)	$7	$(21)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$7	$7	$0	$(11)	$(21)	$(32)

Cash of $928 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2024. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2024	31

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(k) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2024	DOP	892	$	15	$0	$0
	07/2024	EUR	1,256		1,364	19	0
BSH	07/2024		600		650	8	0
CBK	07/2024	BRL	881		159	1	0
	07/2024	EUR	573		618	4	0
	07/2024	PEN	1,588		424	11	0
	07/2024	TRY	17,694		523	0	(9)
	07/2024	$	162	BRL	881	0	(4)
	07/2024		29	NGN	44,680	1	0
	08/2024	BRL	884	$	162	4	0
	09/2024	PEN	2,583		695	22	0
	09/2024	$	129	EGP	6,481	1	0
GLM	07/2024	DOP	2,949	$	50	0	0
	07/2024	PLN	17		4	0	0
	07/2024	TRY	238		7	0	0
	07/2024	$	252	DOP	14,742	0	(3)
	07/2024		60	EGP	2,863	0	(1)
	07/2024		73	EUR	68	0	0
	08/2024	DOP	18,161	$	305	0	(1)
	08/2024	$	157	BRL	808	0	(14)
	08/2024		103	EGP	4,945	0	(2)
	09/2024	DOP	18,023	$	300	0	(3)
JPM	07/2024	GBP	35		45	0	0
	07/2024	$	174	EGP	8,713	6	0
	08/2024	TRY	33,419	$	971	0	(4)
	08/2024	$	8	NGN	11,902	0	0
	08/2024		1,536	TRY	53,185	6	0
	09/2024	MXN	2,517	$	139	3	0
	09/2024	$	30	EGP	1,507	0	0
	10/2024	CNH	2,500	$	349	4	0
	03/2025	$	116	EGP	6,629	9	0
MBC	07/2024	EUR	726	$	790	13	0
	07/2024	$	44	GBP	35	0	0
	07/2024		439	TRY	14,778	6	0
	08/2024	GBP	35	$	44	0	0
MYI	08/2024	$	84	TRY	2,920	1	0
SCX	07/2024		3,307	EUR	3,087	0	(1)
	07/2024		0	MXN	3	0	0
	07/2024		29	NGN	44,540	1	0
	08/2024	EUR	3,087	$	3,312	1	0
	08/2024	NGN	30,139		21	1	0
	08/2024	$	13	NGN	18,237	0	(1)

32	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2024

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	09/2024	AED	1,579	$	430	$0	$0
	09/2024	CNH	361		50	1	0
	09/2024	$	113	EGP	5,587	0	(1)
SOG	07/2024	EGP	6,533	$	135	0	(1)
	07/2024	$	142	EGP	6,884	2	0
	09/2024		120		5,894	0	(1)
TOR	07/2024	BRL	881	$	167	9	0
	07/2024	$	159	BRL	881	0	(1)
UAG	07/2024		10	ILS	39	0	0

Total Forward Foreign Currency Contracts						$134	$(47)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2024(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	Brazil Government International Bond	(1.000)%	Quarterly	06/20/2029	1.690%	$1,100	$33	$(1)	$32	$0

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2024(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	Egypt Government International Bond	1.000%	Quarterly	12/20/2024	3.063%	$300	$(23)	$20	$0	$(3)
	South Africa Government International Bond	1.000	Quarterly	06/20/2029	2.083	300	(19)	5	0	(14)
GST	Israel Government International Bond	1.000	Quarterly	12/20/2024	0.847	100	0	0	0	0
	Israel Government International Bond	1.000	Quarterly	12/20/2025	1.005	300	0	0	0	0
JPM	Banco do Brasil SA	1.000	Quarterly	12/20/2024	0.530	100	(2)	2	0	0
	State Oil Company of Azerb	5.000	Quarterly	06/20/2026	2.286	200	2	9	11	0
MYC	Turkey Government International Bond	1.000	Quarterly	12/20/2028	2.583	1,500	(148)	57	0	(91)

							$(190)	$93	$11	$(108)

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/ Receive(6)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
MYC	Receive	Sunac Real Estate Group Co., Ltd.«	0	0.000%	Maturity	01/30/2033	CNY 4,000	$7	$(210)	$0	$(203)

Total Swap Agreements								$(150)	$(118)	$43	$(311)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2024	33

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$19	$0	$32	$51	$0	$0	$(17)	$(17)	$34	$0	$34
BSH	8	0	0	8	0	0	0	0	8	0	8
CBK	44	0	0	44	(13)	0	0	(13)	31	0	31
GLM	0	0	0	0	(24)	0	0	(24)	(24)	0	(24)
JPM	28	0	11	39	(4)	0	0	(4)	35	0	35
MBC	19	0	0	19	0	0	0	0	19	0	19
MYC	0	0	0	0	0	0	(294)	(294)	(294)	186	(108)
MYI	1	0	0	1	0	0	0	0	1	0	1
SCX	4	0	0	4	(3)	0	0	(3)	1	0	1
SOG	2	0	0	2	(2)	0	0	(2)	0	0	0
TOR	9	0	0	9	(1)	0	0	(1)	8	0	8

Total Over the Counter	$134	$0	$43	$177	$(47)	$0	$(311)	$(358)

(l)

Securities with an aggregate market value of $186 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2024.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

34	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2024

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$1	$0	$0	$6	$7

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$134	$0	$134
Swap Agreements	0	43	0	0	0	43

	$0	$43	$0	$134	$0	$177

	$0	$44	$0	$134	$6	$184

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$11	$11
Swap Agreements	0	0	0	0	21	21

	$0	$0	$0	$0	$32	$32

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$47	$0	$47
Swap Agreements	0	108	203	0	0	311

	$0	$108	$203	$47	$0	$358

	$0	$108	$203	$47	$32	$390

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$32	$32
Swap Agreements	0	10	0	0	14	24

	$0	$10	$0	$0	$46	$56

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$185	$0	$185
Swap Agreements	0	28	0	0	0	28

	$0	$28	$0	$185	$0	$213

	$0	$38	$0	$185	$46	$269

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2024	35

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$12	$12
Swap Agreements	0	(21)	0	0	(75)	(96)

	$0	$(21)	$0	$0	$(63)	$(84)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(10)	$0	$(10)
Swap Agreements	0	82	(25)	0	0	57

	$0	$82	$(25)	$(10)	$0	$47

	$0	$61	$(25)	$(10)	$(63)	$(37)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2024 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2024
Investments in Securities, at Value
Loan Participations and Assignments	$0	$320	$3,278	$3,598
Corporate Bonds & Notes
Banking & Finance	0	4,899	408	5,307
Industrials	0	9,236	0	9,236
Utilities	0	3,820	0	3,820
Non-Agency Mortgage-Backed Securities	0	73	0	73
Sovereign Issues	0	11,042	0	11,042
Short-Term Instruments
Repurchase Agreements	0	414	0	414
Nigeria Treasury Bills	0	326	0	326
U.S. Treasury Bills	0	488	0	488

	$0	$30,618	$3,686	$34,304

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$919	$0	$0	$919

Total Investments	$919	$30,618	$3,686	$35,223

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	7	0	7
Over the counter	0	177	0	177

	$0	$184	$0	$184

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(32)	0	(32)
Over the counter	0	(155)	(203)	(358)

	$0	$(187)	$(203)	$(390)

Total Financial Derivative Instruments	$0	$(3)	$(203)	$(206)

Totals	$919	$30,615	$3,483	$35,017

36	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2024

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2024:

Category and Subcategory	Beginning Balance at 06/30/2023	Net Purchases(1)	Net Sales/ Settlements(1)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2024	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2024(2)
Investments in Securities, at Value
Loan Participations and Assignments	$1,234	$2,897	$(882)	$17	$6	$(1)	$7	$0	$3,278	$2
Corporate Bonds & Notes
Banking & Finance	0	486	(93)	11	15	(11)	0	0	408	(11)
Short-Term Instruments
Certificates of Deposit	95	0	(101)	0	6	0	0	0	0	0

	$1,329	$3,383	$(1,076)	$28	$27	$(12)	$7	$0	$3,686	$(9)

Financial Derivative Instruments - Liabilities
Over the counter	$(178)	$0	$0	$0	$0	$(25)	$0	$0	$(203)	$(25)

Totals	$1,151	$3,383	$(1,076)	$28	$27	$(37)	$7	$0	$3,483	$(34)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2024	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$1,076	Discounted Cash Flow	Discount Rate	10.310-12.003	10.870
	447	Indicative Market Quotation	Broker Quote	100.625	—
	321	Indicative Market Quotation	Broker Quote	99.750	—
	7	Other Valuation Techniques(3)	—	—	—
	1,003	Proxy Pricing	Base Price	99.500-109.200	103.018
	424	Third-Party Vendor	Broker Quote	101.000	—
Corporate Bonds & Notes
Banking & Finance	408	Discounted Cash Flow	Discount Rate	3.713	—

Financial Derivative Instruments - Liabilities
Over the counter	(203)	Indicative Market Quotation	Broker Quote	CNY (36.823)	—

Total	$3,483

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2024 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2024	37

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 146.6%

LOAN PARTICIPATIONS AND ASSIGNMENTS 33.3%

AI Silk Midco Ltd.
8.785% (EURO03M + 5.000%) due 03/04/2031 ~	EUR	3,500	$3,720

Altice France SA
TBD% due 08/14/2026		$4,311	3,340
9.406% (EURO03M + 5.500%) due 08/15/2028 ~	EUR	200	160
10.829% due 08/15/2028		$8,984	6,626

Applegreen Ireland
7.722% - 9.200% (EURO03M + 4.000%) due 06/29/2026 «~	EUR	14,608	15,209
7.722% - 9.200% due 06/29/2026 «	GBP	4,744	5,833

CIRCOR International, Inc.
TBD% - 0.500% due 06/20/2029 «µ		$734	745
11.330% due 06/20/2030 «		6,366	6,476

Cohesity
TBD% due 03/08/2031 «µ		3,583	3,583
TBD% due 03/08/2031 «		33,900	33,900

Comexposium
TBD% - 4.414% (EURO12M + 3.250%) due 03/28/2025 ~	EUR	5,911	6,214
4.969% (EURO12M + 4.000%) due 03/28/2026 ~		66,993	70,431

CoreWeave Compute Acquisition Co. LLC
TBD% - 11.335% due 05/16/2029 «µ		$42,300	42,300
1.000% - 14.967% due 06/30/2028 «		14,355	15,316

Diamond Sports Group LLC
TBD% - 15.429% due 05/25/2026		32,793	30,924

Envision Healthcare Corp.
11.186% due 11/03/2028 «		6,123	6,123
14.311% due 07/20/2026 «		63,815	63,815

Espai Barca Fondo De Titulizacion
TBD% - 5.000% (Euribor 6MO) due 06/30/2028 «~	EUR	12,956	16,310

Forest Park II Corp.
5.780% due 12/11/2024 «		$106	106

Forward Air Corp.
9.830% due 12/19/2030		5,800	5,424

Galaxy U.S. Opco, Inc.
10.080% due 04/29/2029		4,987	4,069

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Gateway Casinos & Entertainment Ltd.
13.278% due 10/18/2027	CAD	11,632	$8,618
13.473% due 10/15/2027		$13,610	13,795

Gibson Brands, Inc.
10.579% due 08/11/2028		3,442	3,252

GIP II Blue Holding LP
9.094% due 09/29/2028		2	2

iHeartCommunications, Inc.
8.708% due 05/01/2026		5,040	3,893

Ivanti Software, Inc.
9.814% due 12/01/2027		13,504	10,775

J & J Ventures Gaming LLC
TBD% due 04/26/2028 «		14,370	13,944

Lealand Finance Co. BV
8.458% due 06/30/2027		171	90

Lealand Finance Co. BV (6.444 Cash and 3.000% PIK)
9.444% due 12/31/2027 (c)		2,626	1,247

LifeMiles Ltd.
10.859% due 08/30/2026		1,292	1,301

Market Bidco Ltd.
8.578% (EURO03M + 4.750%) due 11/04/2027 ~	EUR	10,307	11,030

Mediaproduccion SL
11.222% (EURO03M + 7.500%) due 07/26/2027 «~		18,909	20,453

MLM 13648 2018-RLT1
8.000% due 06/01/2049 «+(i)		$3,230	3,111

Montgomery Plaza Apartments
5.900% due 11/11/2024 «		111	110

NAC Aviation 29 DAC
7.319% due 06/30/2026		32,513	31,480

Obol France 3 SAS
8.580% (EURO06M + 4.750%) due 12/31/2025 ~	EUR	9,065	9,268

Oi SA
TBD% - 15.500% (PRIME + 7.000%) due 12/15/2024 ~		$6,072	6,042
1.750% (LIBOR03M + 1.750%) due 02/26/2035 «~		38,027	376
12.500% due 09/07/2024		43,344	43,127

Poseidon Bidco SASU
8.722% (EURO03M + 5.000%) due 03/13/2030 ~	EUR	1,700	1,716

38	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Project Quasar Pledgco SLU
6.880% (EURO01M + 3.250%) due 03/15/2026 «~	EUR	11,126	$11,576

Promotora de Informaciones SA
9.115% (EURO03M + 5.220%) due 12/31/2026 ~		75,509	80,665

Promotora de Informaciones SA (6.865% Cash and 5.000% PIK)
11.865% (EURO03M + 2.970%) due 06/30/2027 ~(c)		2,834	2,913

PURIS LLC
11.085% due 06/30/2031		$6,921	6,817

Quantum Bidco Ltd.
10.965% due 01/31/2028	GBP	7,000	8,583

SCUR-Alpha 1503 GmbH
9.365% (EURO03M + 5.500%) due 03/29/2030 ~	EUR	2,500	2,576
10.830% due 03/29/2030		$15,999	15,163

Softbank Vision Fund II
6.000% due 12/23/2025 «		26,105	25,018

Steenbok Lux Finco 1 SARL
10.000% (EURO06M + 10.000%) due 06/30/2026 «~	EUR	267	296

Steenbok Lux Finco 2 SARL
10.000% due 06/30/2026		149,295	57,036
10.000% (EURO06M + 10.000%) due 06/30/2026 «~		179	198

Sunseeker
TBD% - 5.550% due 10/31/2028 «		$31,800	31,048

Syniverse Holdings, Inc.
12.335% due 05/13/2027		60,684	59,471

Team Health Holdings, Inc.
10.580% - 10.594% due 03/02/2027		2,823	2,639

Telemar Norte Leste SA
1.750% (LIBOR06M + 1.750%) due 02/26/2035 «~		52,667	521
1.750% due 02/26/2035 «		59,803	592

U.S. Renal Care, Inc.
10.458% due 06/20/2028		73,086	64,170

Walgreens - Magnolia
6.000% due 03/06/2030 «		526	515

Walgreens Auburn
5.890% due 03/01/2025 «		363	361

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wesco Aircraft Holdings, Inc.
TBD% - 13.928% due 07/15/2024 «		$27,600	$29,679

Westmoreland Mining Holdings LLC
8.000% due 03/15/2029		2,912	1,951

Windstream Services LLC
9.444% due 02/23/2027 «		29,490	29,490
11.694% due 09/21/2027		6,846	6,860

Total Loan Participations and Assignments (Cost $1,066,722)			962,392

CORPORATE BONDS & NOTES 28.2%

BANKING & FINANCE 7.1%

Adler Financing SARL
12.500% due 12/30/2028 «	EUR	33,985	37,288

Adler Financing SARL (12.500% PIK)
12.500% due 06/30/2025 (c)		18,224	22,725

ADLER Real Estate AG
3.000% due 04/27/2026		9,400	9,107

Agps Bondco PLC
4.625% due 01/14/2026		15,900	5,577
5.000% due 04/27/2027		7,800	2,726
5.000% due 01/14/2029		700	245
5.500% due 11/13/2026		2,400	843
6.000% due 08/05/2025		10,100	3,554

Alamo Re Ltd.
13.105% (T-BILL 1MO + 7.750%) due 06/07/2027 ~		$950	937
16.605% (T-BILL 1MO + 11.250%) due 06/07/2026 ~		450	445

Armor Holdco, Inc.
8.500% due 11/15/2029 (j)		5,800	5,532

Armor RE Ltd.
15.605% (T-BILL 3MO + 10.250%) due 05/07/2031 ~		300	299

Banca Monte dei Paschi di Siena SpA
10.500% due 07/23/2029	EUR	448	575

Banco de Credito del Peru SA
4.650% due 09/17/2024	PEN	1,300	336

Bayou Re Ltd.
23.855% (T-BILL 1MO + 18.500%) due 04/30/2031 ~		$400	394

Cape Lookout Re Ltd.
13.355% (T-BILL 1MO + 8.000%) due 04/05/2027 ~		3,600	3,565

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2024	39

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Charles River Re Ltd.
12.105% due 05/10/2031 •		$250	$249

Claveau Re Ltd.
22.605% (T-BILL 3MO + 17.250%) due 07/08/2028 ~		2,645	1,723

Corestate Capital Holding SA (10.000% Cash or 11.000% PIK)
10.000% due 12/31/2026 (c)	EUR	314	302

Corestate Capital Holding SA (8.000% Cash or 9.000% PIK)
8.000% due 12/31/2026 (c)		1,210	525

Country Garden Holdings Co. Ltd.
3.875% due 10/22/2030 ^(d)		$300	26
6.150% due 09/17/2025 ^(d)(j)		1,000	87

Credit Suisse AG AT1 Claim		200	24

East Lane Re Ltd.
14.605% (T-BILL 3MO + 9.250%) due 03/31/2026 ~		500	502

Everglades Re II Ltd.
15.855% (T-BILL 1MO + 10.500%) due 05/13/2031 ~		500	498
16.855% (T-BILL 1MO + 11.500%) due 05/13/2031 ~		500	498
18.105% (T-BILL 1MO + 12.750%) due 05/13/2031 ~		500	499

Fairfax India Holdings Corp.
5.000% due 02/26/2028 (j)		12,400	10,974

Farringdon Mortgages
7.965% due 07/15/2047 «	GBP	4,164	0

Gateway Re Ltd.
5.355% (T-BILL 1MO) due 12/23/2028 ~		$400	368

Hestia Re Ltd.
15.435% (T-BILL 1MO + 10.080%) due 04/22/2025 ~		3,520	3,402

Integrity Re Ltd.
22.355% (T-BILL 1MO + 17.000%) due 06/06/2026 ~		1,750	1,710
28.355% (T-BILL 1MO + 23.000%) due 06/06/2026 ~		1,750	1,704

Long Walk Reinsurance Ltd.
15.105% (T-BILL 3MO + 9.750%) due 01/30/2031 ~		3,500	3,576

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Longleaf Pine Re Ltd.
22.855% (T-BILL 1MO + 17.500%) due 05/27/2031 ~	$570	$566

Navient Corp.
5.625% due 01/25/2025	139	137

Palm RE Ltd.
14.855% (T-BILL 1MO + 9.500%) due 06/09/2031 ~	250	247

Panama Infrastructure Receivable Purchaser PLC
0.000% due 04/05/2032 (g)(j)	8,059	5,268

Polestar Re Ltd.
18.605% (T-BILL 3MO + 13.250%) due 01/07/2027 ~	3,500	3,560

Purple Re Ltd.
14.355% (T-BILL 1MO + 9.000%) due 06/06/2031 ~	600	597

Sabine Re Ltd.
13.605% (T-BILL 1MO + 8.250%) due 04/07/2031 ~	400	398

Sanders Re Ltd.
18.355% (T-BILL 3MO + 13.000%) due 04/09/2029 ~	6,399	5,790

Seazen Group Ltd.
4.450% due 07/13/2025	200	150

Sunac China Holdings Ltd. (5.000% Cash or 6.000% PIK)
5.000% due 09/30/2026 (c)	11	1

Sunac China Holdings Ltd. (5.250% Cash or 6.250% PIK)
5.250% due 09/30/2027 (c)	11	1

Sunac China Holdings Ltd. (5.500% Cash or 6.500% PIK)
5.500% due 09/30/2027 (c)	23	2

Sunac China Holdings Ltd. (5.750% Cash or 6.750% PIK)
5.750% due 09/30/2028 (c)	34	3

Sunac China Holdings Ltd. (6.000% Cash or 7.000% PIK)
6.000% due 09/30/2029 (c)	34	3

Sunac China Holdings Ltd. (6.250% Cash or 7.250% PIK)
6.250% due 09/30/2030 (c)	16	1

Toll Road Investors Partnership LP
0.000% due 02/15/2043 (g)(j)	65,586	19,866

Torrey Pines Re Ltd.
11.355% (T-BILL 1MO + 6.000%) due 06/07/2032 ~	800	804
12.605% (T-BILL 1MO + 7.250%) due 06/07/2032 ~	500	502
14.355% (T-BILL 1MO + 9.000%) due 06/05/2031 ~	600	603

40	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Uniti Group LP
6.000% due 01/15/2030 (j)		$31,176	$18,900
10.500% due 02/15/2028 (j)		10,215	10,014

Ursa Re Ltd.
14.605% (T-BILL 3MO + 9.250%) due 12/07/2028 ~		4,200	4,286

Veraison Re Ltd.
17.887% (T-BILL 1MO + 12.532%) due 03/10/2031 ~		3,100	3,293

Voyager Aviation Holdings LLC
8.500% due 05/09/2026 ^«(d)		11,897	1,353

Windmill Re DAC
0.000% due 07/05/2028 «~	EUR	250	268

Winston RE Ltd.
15.605% (T-BILL 3MO + 10.250%) due 02/26/2031 ~		$450	444
17.105% (T-BILL 3MO + 11.750%) due 02/26/2031 ~		2,800	2,760

Yosemite Re Ltd.
15.333% (T-BILL 3MO + 9.978%) due 06/06/2025 ~		3,730	3,789

			204,421

INDUSTRIALS 20.0%

Alta Equipment Group, Inc.
9.000% due 06/01/2029 (j)		3,600	3,344

Altice France Holding SA
8.000% due 05/15/2027	EUR	13,000	4,895
10.500% due 05/15/2027		$33,700	13,489

Altice France SA
5.125% due 01/15/2029		550	360
5.125% due 07/15/2029		12,631	8,326
5.500% due 01/15/2028		5,300	3,636
5.500% due 10/15/2029		5,848	3,862
8.125% due 02/01/2027		3,000	2,252

Carvana Co. (13.000% PIK)
13.000% due 06/01/2030 (c)(j)		36,318	38,006

Carvana Co. (14.000% PIK)
14.000% due 06/01/2031 (c)(j)		28,025	30,066

DISH DBS Corp.
5.250% due 12/01/2026		41,888	33,120
5.750% due 12/01/2028		41,580	28,906

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

DISH Network Corp.
11.750% due 11/15/2027		$3,800	$3,730

Ecopetrol SA
8.375% due 01/19/2036 (j)		1,030	1,012
8.875% due 01/13/2033 (j)		2,000	2,067

Exela Intermediate LLC (11.500% PIK)
11.500% due 04/15/2026 (c)		9	1

GN Bondco LLC
9.500% due 10/15/2031 (j)		22,680	21,161

Greene King Finance PLC
0.000% (BP0003M + 2.080%) due 03/15/2036 ~	GBP	200	219

Intelsat Jackson Holdings SA
6.500% due 03/15/2030 (j)		$49,498	46,175

Inter Media & Communication SpA
6.750% due 02/09/2027 (j)	EUR	8,700	9,217

Market Bidco Finco PLC
4.750% due 11/04/2027 (j)		3,700	3,769

National Collegiate Student Loan Trust
5.586% due 06/01/2045		$50	41

Newfold Digital Holdings Group, Inc.
6.000% due 02/15/2029 (j)		16,530	11,947

NPC Ukrenergo
6.875% due 11/09/2028		1,800	662

Petroleos de Venezuela SA
5.375% due 04/12/2027		440	54
6.000% due 11/15/2026		430	53

ProFrac Holdings LLC
12.582% (TSFR3M + 7.250%) due 01/23/2029 ~(j)		13,391	13,692

Rivian Holdings LLC
11.310% due 10/15/2026 •(j)		15,600	15,814

Topaz Solar Farms LLC
4.875% due 09/30/2039 (j)		2,089	1,870

U.S. Renal Care, Inc.
10.625% due 06/28/2028 (j)		21,341	18,727

Vale SA
0.000% due 12/29/2049 ~(h)	BRL	313,730	19,395

Venture Global LNG, Inc.
9.500% due 02/01/2029 (j)		$12,119	13,279
9.875% due 02/01/2032 (j)		9,000	9,802

Veritas U.S., Inc.
7.500% due 09/01/2025 (j)		17,700	15,322

Viridien
7.750% due 04/01/2027 (j)	EUR	4,900	5,066
7.750% due 04/01/2027		700	724
8.750% due 04/01/2027 (j)		$24,193	23,082

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2024	41

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wesco Aircraft Holdings, Inc. (7.500% Cash and 3.000% PIK)
10.500% due 11/15/2026 ^«(c)(d)		$112,600	$102,466

Windstream Escrow LLC
7.750% due 08/15/2028 (j)		37,049	34,941

Woolworths Holdings Ltd.
9.750% due 05/01/2026 «+(i)		28,606	28,643

Yinson Boronia Production BV
8.947% due 07/31/2042 (j)		5,600	5,659

			578,852

UTILITIES 1.1%

NGD Holdings BV
6.750% due 12/31/2026 (j)		1,216	864

Oi SA
10.000% due 07/27/2025 ^(d)		55,638	551

Peru LNG SRL
5.375% due 03/22/2030 (j)		34,272	29,602

			31,017

Total Corporate Bonds & Notes (Cost $933,013)			814,290

CONVERTIBLE BONDS & NOTES 0.9%

BANKING & FINANCE 0.6%

Corestate Capital Holding SA (8.000% Cash or 9.000% PIK)
8.000% due 12/31/2026 (c)	EUR	717	311

PennyMac Corp.
5.500% due 03/15/2026 (j)		$18,075	17,285

Sunac China Holdings Ltd. (1.000% PIK)
1.000% due 09/30/2032 (c)		33	3

			17,599

INDUSTRIALS 0.3%

DISH Network Corp.
3.375% due 08/15/2026 (j)		3,300	2,063

Multiplan Corp. (6.000% Cash or 7.000% PIK)
6.000% due 10/15/2027 (c)(j)		10,600	7,473

			9,536

Total Convertible Bonds & Notes (Cost $32,853)			27,135

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 2.3%

MICHIGAN 0.4%

Detroit, Michigan General Obligation Bonds, Series 2014
4.000% due 04/01/2044	$7,200	$5,673

Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series 2008
0.000% due 06/01/2046 (g)	43,500	5,763

		11,436

PUERTO RICO 1.9%

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043 (j)	27,782	17,051
0.000% due 11/01/2051 (j)	64,727	36,767

		53,818

WEST VIRGINIA 0.0%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (g)	1,200	110

Total Municipal Bonds & Notes (Cost $58,956)		65,364

U.S. GOVERNMENT AGENCIES 0.5%

Fannie Mae
0.000% due 02/25/2052 •(a)	196,943	1,153
1.500% due 02/25/2036 (a)(j)	9,936	453
4.000% due 09/25/2051 (a)(j)	23,539	5,088

Freddie Mac
0.700% due 11/25/2055 ~(a)(j)	61,862	3,542
1.202% due 08/15/2026 •(a)	439	9
2.079% due 11/25/2045 ~(a)	24,637	1,493
3.000% due 02/25/2051 (a)(j)	7,442	1,268
4.500% due 12/25/2050 (a)(j)	3,571	789

Total U.S. Government Agencies (Cost $23,197)		13,795

NON-AGENCY MORTGAGE-BACKED SECURITIES 45.3%

1211 Avenue of the Americas Trust
4.280% due 08/10/2035 ~(j)	3,000	2,848

225 Liberty Street Trust
3.597% due 02/10/2036 (j)	3,500	3,247
4.803% due 02/10/2036 ~(j)	7,616	5,912

280 Park Avenue Mortgage Trust
7.746% due 09/15/2034 •(j)	9,645	8,805
8.454% due 09/15/2034 •(j)	7,233	6,443

42	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Adjustable Rate Mortgage Trust
6.000% due 02/25/2036 «•		$32	$19
6.460% due 10/25/2035 •(j)		1,681	1,475
6.480% due 11/25/2035 •(j)		1,542	1,606
6.610% due 01/25/2035 •(j)		1,961	1,756
7.260% due 02/25/2035 •(j)		1,459	1,352

Alba PLC
0.000% due 12/15/2038 (g)	GBP	0	542
10.352% due 12/15/2038 •		3,491	3,104

Anthracite Ltd.
5.678% due 06/20/2041		$6,135	0

Arima Mortgages PLC
0.000% due 07/28/2053 (b)(g)(j)	GBP	23,152	27,703
0.000% due 07/28/2053 (a)		9,500	272
0.000% due 07/28/2053 (b)(g)		1,900	1,666

Ashford Hospitality Trust
8.376% due 06/15/2035 •(j)		$7,750	7,521
8.601% due 04/15/2035 •(j)		15,356	14,956

Atrium Hotel Portfolio Trust
8.676% due 12/15/2036 •(j)		44,936	39,626
9.026% due 06/15/2035 •(j)		20,669	20,408

Austin Fairmont Hotel Trust
7.626% due 09/15/2032 •(j)		2,800	2,792

BAMLL Commercial Mortgage Securities Trust
2.627% due 01/15/2032 (j)		11,620	8,750
3.727% due 08/14/2034 ~(j)		6,216	2,470
7.838% due 03/15/2037 •(j)		4,600	4,507
9.193% due 09/15/2038 •(j)		24,820	18,997

BAMLL Re-REMIC Trust
6.014% due 06/17/2050 ~(j)		3,000	690

Banc of America Funding Trust
1.162% due 10/25/2036 •(j)		17,918	6,546
4.063% due 08/25/2047 ~(j)		1,300	1,047
4.149% due 02/27/2037 ~(j)		2,875	2,645
6.000% due 07/25/2036 (j)		522	358

Banc of America Mortgage Trust
5.750% due 07/20/2032 «~		18	16
6.800% due 06/25/2034 ~		126	102

Bancorp Commercial Mortgage Trust
9.193% due 08/15/2032 •		259	253

Barclays Commercial Mortgage Securities Trust
3.811% due 02/15/2053 ~(j)		6,000	3,793
9.176% due 07/15/2037 •(j)		8,300	7,505

Barclays Commercial Real Estate Trust
4.715% due 08/10/2033 ~(j)		15,960	11,899

BCAP LLC Trust
3.596% due 08/28/2037 ~(j)		11,020	7,292
4.230% due 05/26/2037 ~		2,263	2,000
6.000% due 05/26/2037 ~(j)		6,482	5,005
6.500% due 06/26/2037 ~		1,959	472

Bear Stearns ALT-A Trust
5.702% due 06/25/2034 «~		100	34

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns Commercial Mortgage Securities Trust
5.657% due 10/12/2041 ~		$27	$26

Beast Mortgage Trust
6.493% due 03/15/2036 •(j)		6,700	6,200
9.893% due 03/15/2036 •(j)		3,125	1,842

Benchmark Mortgage Trust
3.404% due 12/15/2062 ~		1,300	68

Beneria Cowen & Pritzer Collateral Funding Corp.
6.242% due 06/15/2038 •(j)		800	751
9.081% due 06/15/2038 •(j)		4,900	2,901
10.077% due 06/15/2038 •(j)		5,500	2,637

BFLD Trust
8.393% due 10/15/2035 •		950	80
9.143% due 10/15/2035 •(j)		7,000	424
9.643% due 10/15/2035 •		5,130	108

BMO Mortgage Trust
3.378% due 02/17/2055 ~(j)		12,569	9,974

Bridgegate Funding PLC
0.000% due 10/16/2062 ~(j)	GBP	25,556	25,408
0.000% due 10/16/2062 ~		13,289	6,716
0.000% due 10/16/2062 (g)		3,705	2
11.233% due 10/16/2062 •(j)		15,333	19,253
14.233% due 10/16/2062 •(j)		7,667	10,516

BWAY Mortgage Trust
9.293% due 09/15/2036 •(j)		$7,654	4,503
10.293% due 09/15/2036 •(j)		6,611	3,245
11.293% due 09/15/2036 •(j)		3,000	1,163

BX Trust
7.396% due 05/15/2038 •(j)		3,533	3,485
8.046% due 05/15/2035 •(j)		1,400	1,395
8.369% due 01/17/2039 •(j)		10,250	9,957
8.546% due 05/15/2035 •(j)		5,345	5,321
9.944% due 07/15/2034 •(j)		15,192	15,182

BXP Trust
2.868% due 01/15/2044 ~(j)		7,000	4,784

CALI Mortgage Trust
3.957% due 03/10/2039 (j)		5,235	4,622

CD Mortgage Trust
5.688% due 10/15/2048		232	211

Century Plaza Towers
2.865% due 11/13/2039 (j)		11,305	9,704

Chase Mortgage Finance Trust
4.675% due 03/25/2037 ~		39	36

Chevy Chase Funding LLC Mortgage-Backed Certificates
5.830% due 01/25/2036 •(j)		3,349	2,293

Citigroup Commercial Mortgage Trust
3.635% due 05/10/2035 ~(j)		8,200	7,437
5.590% due 12/10/2049 ~		458	291
9.143% due 10/15/2036 •(j)		13,140	12,624

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2024	43

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup Mortgage Loan Trust
4.250% due 02/25/2054 (j)	$13,555	$12,453
5.810% due 11/25/2036 •(j)	3,915	2,975
5.850% due 11/25/2036 ~	496	337
5.853% due 08/25/2035 ~(j)	2,765	2,490
6.000% due 08/25/2035 (j)	3,052	2,286

Colony Mortgage Capital Ltd.
7.468% due 11/15/2038 •(j)	1,600	1,520
8.164% due 11/15/2038 •(j)	10,750	9,372
8.860% due 11/15/2038 •(j)	12,700	10,856

COLT Mortgage Loan Trust
2.695% due 05/25/2065 ~(j)	1,156	876

Commercial Mortgage Trust
1.363% due 10/10/2048 ~(a)(j)	28,636	369
2.819% due 01/10/2039 (j)	1,500	1,362
5.665% due 06/10/2044 ~(j)	1,550	1,397
11.443% due 12/15/2038 •(j)	5,260	3,882

Connecticut Avenue Securities Trust
11.335% due 10/25/2041 •(j)	18,950	19,949
11.335% due 12/25/2041 •	900	950

Countrywide Alternative Loan Trust
5.840% due 07/25/2046 •(j)	1,149	1,141
5.880% due 05/25/2047 •(j)	2,862	1,766
5.940% due 12/25/2046 •	199	118
6.233% due 12/20/2035 •	354	105
7.920% due 02/25/2035 ~	168	109

Countrywide Home Loan Mortgage Pass-Through Trust
5.124% due 09/20/2036 ~	71	61
6.160% due 05/25/2035 •(j)	4,663	2,838

Credit Suisse Commercial Mortgage Trust
5.737% due 01/15/2049 ~(j)	11,070	6,278
6.510% due 06/15/2034 •(j)	4,573	4,262

Credit Suisse First Boston Mortgage Securities Corp.
4.981% due 07/15/2037 ~	24	21
5.140% due 12/25/2033 ~	521	460

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
7.500% due 10/25/2032	563	367

Credit Suisse Mortgage Capital Mortgage-Backed Trust
3.344% due 10/27/2036 •(j)	12,755	8,589
3.828% due 08/15/2037 ~(j)	3,580	3,265
3.904% due 11/10/2032 ~	4,900	1,210
4.340% due 11/27/2037 ~(j)	3,803	3,481
6.500% due 07/25/2036	489	119
6.843% due 07/15/2038 •(j)	6,010	5,473
8.716% due 06/27/2037 ~	1,061	739
8.744% due 07/15/2032 •(j)	10,000	9,764
9.794% due 07/15/2032 •(j)	22,329	21,816

CTDL Trust
4.750% due 05/25/2055 ~(j)	894	776

DBGS Mortgage Trust
4.334% due 04/10/2037 ~(j)	21,777	13,969
9.593% due 10/15/2036 •(j)	6,000	3,828

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Deutsche Mortgage Securities, Inc. Re-REMIC Trust Certificates
4.316% due 09/28/2036 ~(j)		$3,409	$2,465

DOLP Trust
3.704% due 05/10/2041 ~(j)		15,450	8,670

DROP Mortgage Trust
8.193% due 10/15/2043 •(j)		5,806	4,648

Eurosail PLC
4.579% due 03/13/2045 •	EUR	250	235
5.653% due 06/13/2045 •(j)	GBP	1,792	2,193
6.703% due 06/13/2045 •(j)		5,421	5,619
8.853% (BP0003M + 3.500%) due 06/13/2045 ~(j)		1,525	1,476
9.353% due 06/13/2045 •		1,781	1,885

Extended Stay America Trust
9.143% due 07/15/2038 •(j)		$19,994	19,955

FIAC
0.000% due 06/25/2039 «	GBP	1,000	0

Fontainebleau Miami Beach Trust
4.095% due 12/10/2036 ~(j)		$9,700	9,369

Freddie Mac
10.835% due 01/25/2034 •(j)		14,300	16,093
11.585% due 09/25/2041 •(j)		3,700	3,871
12.835% due 10/25/2041 •(j)		17,235	18,651
13.835% due 02/25/2042 •(j)		1,600	1,777

Fremont Home Loan Trust
7.560% due 01/25/2034 •(j)		1,883	1,573

GC Pastor Hipotecario FTA
3.882% due 06/21/2046 •(j)	EUR	3,122	3,033

GCT Commercial Mortgage Trust
6.243% due 02/15/2038 •(j)		$14,530	11,991
8.793% due 02/15/2038 •		12,000	391

GMAC Commercial Mortgage Asset Corp.
5.550% due 08/10/2038		753	706

Great Hall Mortgages PLC
0.000% due 06/25/2039 «	GBP	1,000	11,012

GS Mortgage Securities Corp. Trust
4.744% due 10/10/2032 ~(j)		$5,820	5,501
8.844% due 12/15/2036 •(j)		9,240	8,789

GS Mortgage Securities Trust
3.932% due 10/10/2035 ~(j)		3,000	2,549

GS Mortgage-Backed Securities Corp. Trust
0.000% due 12/25/2060 ~		91	87
0.000% due 12/25/2060 ~(a)		99,646	2,776
0.165% due 12/25/2060 ~(a)		86,586	587
3.965% due 12/25/2060 ~(j)		20,531	12,823

GS Mortgage-Backed Securities Trust
0.000% due 07/25/2059 ~		3	3
0.000% due 07/25/2059 ~(a)		81,553	686
3.820% due 07/25/2059 ~(j)		6,871	4,362

GSMSC Resecuritization Trust
3.004% due 09/26/2037 ~(j)		39,193	15,317

44	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HarborView Mortgage Loan Trust
5.933% due 12/19/2036 •(j)		$2,367	$2,218
6.113% due 03/19/2035 •(j)		1,447	1,244

Harbour PLC
7.233% due 01/28/2054 •	GBP	4,300	5,411

Hilton USA Trust
5.519% due 11/05/2035		$3,000	441
6.155% due 11/05/2035		1,250	81

HPLY Trust
8.592% due 11/15/2036 •(j)		13,408	13,202
9.342% due 11/15/2036 •(j)		3,901	3,832

HSI Asset Loan Obligation Trust
6.500% due 06/25/2037 (j)		6,687	2,541

Impac CMB Trust
5.740% due 11/25/2035 •		1,061	923
5.980% due 11/25/2035 •(j)		9,531	8,397

JP Morgan Alternative Loan Trust
4.600% due 12/25/2036 ~(j)		12,930	9,968
5.880% due 03/25/2037 •(j)		2,218	2,098

JP Morgan Chase Commercial Mortgage Securities Trust
3.500% due 07/15/2047 ~(j)		1,846	216
3.500% due 07/15/2047 ~		6,441	625
3.990% due 12/05/2038 ~		1,250	191
6.014% due 06/15/2049 ~(j)		14,820	3,408
6.743% due 03/15/2036 •(j)		1,400	1,246
6.943% due 09/15/2029 •(j)		859	809
8.193% due 12/15/2036 •(j)		4,240	332
8.626% due 02/15/2035 •(j)		21,287	20,671
8.958% due 11/15/2038 •(j)		12,000	11,788
9.083% due 06/15/2038 •(j)		5,000	2,949
9.293% due 03/15/2036 •(j)		5,000	1,984
9.626% due 02/15/2035 •(j)		7,972	7,730
9.708% due 11/15/2038 •(j)		2,756	2,698
10.293% due 03/15/2036 •		400	62
11.833% due 11/15/2038 •(j)		21,526	20,425

JP Morgan Mortgage Trust
5.824% due 06/25/2036 ~		7	5

JP Morgan Resecuritization Trust
0.000% due 05/26/2036 ~(a)(j)		7,471	1,461

KeyCorp Student Loan Trust
1.000% due 01/01/2050 «		400	39,350

KREST Commercial Mortgage Securities Trust
3.024% due 11/05/2044 ~(j)		22,339	13,206

Ludgate Funding PLC
0.000% due 12/01/2060 «~	GBP	750,000	1,127

LUXE Commercial Mortgage Trust
8.694% due 10/15/2038 •(j)		$26,640	26,310

MAD Mortgage Trust
3.673% due 09/10/2035 ~(j)		2,575	2,460

Mansard Mortgages PLC
8.852% due 10/15/2048 •(j)	GBP	1,982	2,288

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MASTR Adjustable Rate Mortgages Trust
4.647% due 04/25/2035 ~		$728	$491

Merrill Lynch Mortgage Investors Trust
6.195% due 07/25/2029 «•		383	340
6.810% due 07/25/2029 «•		43	25

MFT Trust
3.593% due 02/10/2042 ~(j)		12,386	7,047

Morgan Stanley Capital Trust
3.912% due 09/09/2032 (j)		12,000	10,518
6.226% due 08/15/2033 •(j)		6,331	5,232
6.943% due 05/15/2036 •(j)		4,500	2,057
7.326% due 06/15/2035 •		1,200	164
7.826% due 11/15/2034 •(j)		2,500	2,477
8.178% due 07/15/2035 •(j)		7,400	7,383
8.776% due 11/15/2034 •(j)		21,060	20,783
9.976% due 11/15/2034 •(j)		6,258	6,180

Morgan Stanley Mortgage Capital Holdings Trust
3.865% due 09/13/2039 ~(j)		8,006	5,731

Morgan Stanley Mortgage Loan Trust
7.485% due 07/25/2034 «•(j)		450	436

Morgan Stanley Re-REMIC Trust
4.335% due 06/26/2046 ~(j)		8,770	7,370

Mortgage Equity Conversion Asset Trust
4.000% due 07/25/2060		24	22

Mortgage Funding PLC
8.553% due 03/13/2046 •(j)	GBP	1,700	2,153

MRCD Mortgage Trust
2.718% due 12/15/2036 (j)		$11,000	5,996
4.250% due 12/15/2036 (j)		12,000	4,501
4.250% due 12/15/2036 ~(j)		5,500	1,824

MSDB Trust
3.427% due 07/11/2039 ~(j)		3,500	3,132

Natixis Commercial Mortgage Securities Trust
3.917% due 11/15/2032 ~(j)		5,531	3,683
4.193% due 04/10/2037 ~(j)		7,000	5,016
9.273% due 03/15/2035 •(j)		3,713	3,721
10.522% due 03/15/2035 •(j)		7,463	7,471

New Residential Mortgage Loan Trust
4.003% due 07/25/2059 ~(j)		22,875	15,611

New York Mortgage Trust
3.558% due 08/25/2061 þ(j)		4,450	3,871

Nomura Resecuritization Trust
4.248% due 10/26/2036 •(j)		7,728	6,657
4.645% due 07/26/2035 ~		245	208

RBSSP Resecuritization Trust
6.139% due 10/26/2037 •(j)		2,364	1,215

Residential Accredit Loans, Inc. Trust
6.000% due 01/25/2037		123	95

Residential Asset Securitization Trust
5.750% due 03/25/2037		1,784	520

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2024	45

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Seasoned Credit Risk Transfer Trust
3.807% due 05/25/2057 ~(j)		$35,149	$14,150
5.000% due 04/25/2062 ~(j)		6,500	5,559
5.503% due 11/25/2059 ~(j)		10,196	4,479

Sequoia Mortgage Trust
6.398% due 10/20/2035 •		197	154
6.428% due 07/20/2033 «•		31	26
6.908% due 12/20/2032 «•		145	112

SFO Commercial Mortgage Trust
8.343% due 05/15/2038 •(j)		10,000	8,606

SMRT Commercial Mortgage Trust
8.029% due 01/15/2039 •(j)		11,350	11,105
8.679% due 01/15/2039 •(j)		5,442	5,182

Starwood Mortgage Residential Trust
3.935% due 11/25/2066 ~		800	548

Starwood Mortgage Trust
8.493% due 04/15/2034 •(j)		7,024	6,856
9.493% due 04/15/2034 •(j)		6,612	6,445

Structured Adjustable Rate Mortgage Loan Trust
5.990% due 12/25/2034 •(j)		1,894	1,388
6.110% due 10/25/2035 •(j)		4,544	4,298

Structured Asset Mortgage Investments Trust
5.880% due 09/25/2047 •(j)		1,650	1,350

TBW Mortgage-Backed Trust
6.830% due 09/25/2036 þ(j)		4,561	1,851

TDA Mixto Fondo de Titulizacion de Activos
4.064% due 10/28/2050 •(j)	EUR	25,420	14,304
4.092% due 12/28/2050 •(j)		14,538	13,823

Tudor Rose Mortgages
0.000% due 06/20/2048 (g)	GBP	2	0
7.734% due 06/20/2048 •		4,940	6,027
8.734% due 06/20/2048 •		4,892	4,081

Verus Securitization Trust
0.430% due 10/25/2063 ~(a)(j)		$157,326	123
5.096% due 10/25/2063 ~(a)(j)		157,326	19,826
6.000% due 10/25/2063 ~(j)		8,976	7,320
7.842% due 06/25/2069 ~		1,000	962

Waikiki Beach Hotel Trust
8.306% due 12/15/2033 •(j)		15,000	14,455

WaMu Mortgage Pass-Through Certificates Trust
5.789% due 05/25/2035 ~(j)		417	294
5.923% due 05/25/2047 •(j)		1,541	802
6.201% due 08/25/2046 •(j)		7,148	5,145
6.360% due 04/25/2045 •(j)		10,889	8,514
6.465% due 07/25/2045 •(j)		6,095	4,701

Wells Fargo Commercial Mortgage Trust
0.491% due 12/15/2039 ~(a)(j)		355,000	2,661
3.569% due 12/15/2039 ~(j)		7,935	5,317
3.989% due 09/15/2031 ~(j)		11,000	10,318
5.092% due 12/15/2039 ~(j)		11,535	9,889

Wells Fargo Mortgage-Backed Securities Trust
6.535% due 08/25/2035 ~(j)		974	742

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Worldwide Plaza Trust
3.715% due 11/10/2036 ~(j)	$16,000	$1,798
3.715% due 11/10/2036 ~	2,465	188

Total Non-Agency Mortgage-Backed Securities (Cost $1,463,855)		1,307,341

ASSET-BACKED SECURITIES 29.1%

510 Loan Acquisition Trust
8.107% due 09/25/2060 þ(j)	4,884	4,844

ABFC Trust
6.510% due 03/25/2035 •(j)	6,399	5,307

Acacia CDO Ltd.
6.439% due 11/08/2039 •(j)	27,882	6,449

Accredited Mortgage Loan Trust
5.750% due 02/25/2037 •(j)	5,235	4,168
6.000% due 10/25/2034 þ(j)	1,863	1,535

ACE Securities Corp. Home Equity Loan Trust
5.880% due 04/25/2036 •(j)	7,944	5,764
6.105% due 12/25/2035 •(j)	2,981	2,361
6.420% due 08/25/2035 •(j)	3,597	2,824
6.735% due 02/25/2035 •(j)	14,359	10,651
8.385% due 06/25/2034 •	971	740
8.835% due 04/25/2034 «•	102	79
10.710% due 04/25/2034 «•	33	25

Aegis Asset-Backed Securities Trust
7.160% due 03/25/2035 •	3,100	653

Aegis Asset-Backed Securities Trust Pass-Through Certificates
8.610% due 09/25/2034 •	638	544

AIM Aviation Finance Ltd.
6.213% due 02/15/2040 þ(j)	5,485	4,415

Ally Bank Auto Credit-Linked Notes Trust
9.892% due 05/17/2032	600	600
12.748% due 05/17/2032	700	701

46	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
6.480% due 09/25/2034 •		$1,589	$1,550

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
6.220% due 02/25/2036 •		182	140
6.255% due 10/25/2035 •(j)		38,221	30,889

Avoca CLO DAC
0.000% due 04/15/2034 ~	EUR	2,250	1,501

Ballyrock CLO Ltd.
0.000% due 04/20/2031 ~(j)		$29,803	4,502

Banco Bilbao Vizcaya Argentaria
4.350% due 03/22/2046 •	EUR	548	321

Bear Stearns Asset-Backed Securities Trust
5.059% due 08/25/2035 •(j)		$6,056	5,655
5.137% due 09/25/2034 •(j)		5,045	3,734
6.318% due 12/25/2034 «•		393	462
6.435% due 08/25/2036 •(j)		3,921	3,480
7.185% due 08/25/2034 «•		47	44
7.260% due 07/25/2034 •		66	68

Belle Haven ABS CDO Ltd.
5.818% due 07/05/2046 •		96,561	208

Bombardier Capital Mortgage Securitization Corp.
7.850% due 12/15/2029 ~		4,066	423

Carlyle Global Market Strategies CLO Ltd.
0.000% due 04/17/2031 ~		2,900	396

Carvana Auto Receivables Trust
0.000% due 09/12/2028 «(g)		12	952

CDC Mortgage Capital Trust
8.010% due 06/25/2034 •(j)		659	627

Cedar Funding CLO Ltd.
0.000% due 04/20/2031 ~(j)		12,000	4,185

CHEC Loan Trust
6.460% due 07/25/2034 «•		57	53

CIT Mortgage Loan Trust
7.210% due 10/25/2037 •(j)		29,727	27,679

Citigroup Mortgage Loan Trust
6.030% due 11/25/2034 þ(j)		4,132	3,356
6.810% due 11/25/2045 •(j)		2,756	2,184

College Avenue Student Loans LLC
0.000% due 06/25/2054 «(g)(j)		22	9,411
6.610% due 06/25/2054 (j)		2,770	2,742
8.660% due 06/25/2054 (j)		3,989	3,899

Conseco Finance Securitizations Corp.
7.150% due 05/01/2033 ~		1,889	1,825
8.260% due 12/01/2030 ~(j)		15,419	3,294
8.850% due 12/01/2030 ~(j)		19,044	2,978

Consumer Loan Underlying Bond Certificate Issuer Trust
(4.251%) due 05/16/2044 ~		12	12
7.361% due 06/15/2044 ~		29	27

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.373% due 07/15/2044 ~	$35	$33
13.814% due 10/17/2044 ~	58	56
14.292% due 08/15/2044 «~	56	52
15.916% due 12/15/2044 ~	76	72
17.180% due 01/16/2045 ~	152	146
17.513% due 03/15/2045 ~	108	100
18.002% due 11/17/2044 ~	78	74
18.546% due 12/15/2044 ~	74	70
19.775% due 02/15/2045 ~	186	176
19.873% due 02/15/2045 ~	133	123
20.463% due 03/15/2045 ~	119	112
20.527% due 04/17/2045 ~	158	148

Coronado CDO Ltd.
6.000% due 09/04/2038 (j)	242	81
7.104% due 09/04/2038 •(j)	1,693	565

Countrywide Asset-Backed Certificates Trust
5.710% due 06/25/2047 •(j)	27,490	22,571
5.760% due 06/25/2047 •(j)	26,400	19,995
6.090% due 06/25/2036 •(j)	4,144	3,731
6.120% due 06/25/2036 •(j)	2,226	1,976
6.420% due 02/25/2036 •(j)	2,390	1,878
6.435% due 12/25/2034 «•	1	2
6.720% due 01/25/2036 •(j)	3,578	3,061
6.960% due 10/25/2047 •(j)	9,916	7,626
7.335% due 10/25/2035 •(j)	12,453	9,710
7.560% due 08/25/2035 •(j)	3,503	2,692
9.960% due 08/25/2033 «•	369	452

Credit Suisse First Boston Mortgage Securities Corp.
5.850% due 05/25/2035 þ	978	614

Credit-Based Asset Servicing & Securitization CBO Ltd.
5.538% due 03/13/2047	31,297	3,258
5.958% due 03/13/2047 •	54,782	2,363
8.750% due 09/06/2041 •	21,238	119
8.770% due 03/17/2040 •	51,642	716

Credit-Based Asset Servicing & Securitization LLC
6.283% due 12/25/2036 þ(j)	1,800	1,745
6.767% due 05/25/2035 þ(j)	1,369	1,008
7.260% due 12/25/2033 «•	3	3

Delta Funding Home Equity Loan Trust
8.100% due 01/15/2030 þ(j)	1,389	902

Deutsche Mortgage & Asset Receiving Corp.
0.000% due 12/26/2035 (g)	1,634	1,049

Eaton Vance CLO Ltd.
0.000% due 01/15/2034 ~(j)	14,000	7,758

ECAF Ltd.
3.473% due 06/15/2040 (j)	3,183	2,085

Encore Credit Receivables Trust
6.435% due 11/25/2035 •(j)	13,877	10,732

Exeter Automobile Receivables Trust
0.000% due 09/15/2032 «(g)(j)	21	10,790
0.000% due 12/15/2033 «(g)	17	2,626

First NLC Trust
2.853% due 05/25/2035 •	3,691	2,236

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2024	47

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Flagship Credit Auto Trust
0.000% due 12/15/2025 (g)		$33	$0
0.000% due 12/15/2027 «(g)		20	1,157
0.000% due 12/15/2028 «(g)		8	389

FREED ABS Trust
0.000% due 09/20/2027 «(g)		5	188

Fremont Home Loan Trust
5.940% due 02/25/2036 •(j)		10,526	6,588
8.460% due 05/25/2034 «•		24	18

Glacier Funding CDO Ltd.
9.400% due 11/12/2042 •(j)		33,250	5,208

Greenpoint Manufactured Housing
9.230% due 12/15/2029 ~		126	124

GSAMP Trust
5.880% due 05/25/2046 •(j)		27,610	21,566
5.910% due 06/25/2036 •(j)		7,435	6,178
6.120% due 12/25/2035 •(j)		7,156	4,830
6.135% due 12/25/2035 •(j)		20,213	16,118
6.240% due 09/25/2035 •(j)		4,884	3,809
6.810% due 07/25/2045 •		1,283	1,026
7.185% due 08/25/2034 •		587	523
7.335% due 03/25/2034 •(j)		2,419	1,973
8.085% due 12/25/2034 •(j)		9,472	7,357

Harvest CLO DAC
0.000% due 05/22/2029 ~	EUR	2,000	693

Home Equity Asset Trust
5.940% due 08/25/2036 •(j)		$30,252	28,904

Hout Bay Corp.
4.422% due 07/05/2041 •		13,377	2,281
4.622% due 07/05/2041 •		8,111	8
4.752% due 07/05/2041 •		3,290	0

HSI Asset Securitization Corp. Trust
6.270% due 01/25/2036 •(j)		24,675	18,017

Ischus CDO Ltd.
9.050% due 01/05/2040 •(j)		3,113	2,185

JP Morgan Mortgage Acquisition Trust
4.558% due 11/25/2036 þ		600	581
4.558% due 11/25/2036 þ(j)		1,654	1,929

KeyCorp Student Loan Trust
1.000% due 01/01/2050 «		200	15,532

Knollwood CDO Ltd.
6.013% due 01/10/2039 •(j)		8,051	3,087

Labrador Aviation Finance Ltd.
4.300% due 01/15/2042 (j)		5,526	5,058

Lakeside CDO Ltd.
5.774% due 01/03/2040 •(j)		14,637	3,937
5.774% due 01/04/2040 •(j)		19,584	5,268

LendingPoint Pass-Through Trust
0.000% due 03/15/2028 «(g)		2,300	264
0.000% due 04/15/2028 «(g)		2,900	332

LNR CDO Ltd.
5.738% due 02/28/2043 •		2,058	16

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Long Beach Mortgage Loan Trust
6.585% due 06/25/2035 •(j)		$15,025	$13,052
6.610% due 09/25/2034 •		182	183
7.335% due 04/25/2035 •(j)		4,361	3,016
7.410% due 09/25/2034 «•		64	64
9.960% due 10/25/2034 •		1,050	855

Man GLG Euro CLO DAC
0.000% due 10/15/2030 ~	EUR	1,762	316

Margate Funding Ltd.
5.316% due 12/04/2044 •(j)		$37,095	6,625
5.586% due 12/04/2044 ^•(d)		8,718	166

Marlette Funding Trust
0.000% due 07/17/2028 «(g)		10	4
0.000% due 04/16/2029 «(g)		17	40
0.000% due 07/16/2029 «(g)		4	24
0.000% due 03/15/2030 «(g)		11	364

MASTR Asset-Backed Securities Trust
6.075% due 01/25/2036 •(j)		9,045	8,067
11.310% due 12/25/2032 •		442	311

Mercury CDO Ltd.
6.481% due 12/08/2040 •(j)		5,973	5,496

Merrill Lynch Mortgage Investors Trust
6.330% due 05/25/2036 •(j)		4,464	3,776
7.305% due 01/25/2035 «•		60	57
7.605% due 04/25/2035 •		683	587
8.385% due 01/25/2035 «•		272	206

MKP CBO Ltd.
8.800% due 07/12/2040 •(j)		1,091	1,092
9.000% due 07/12/2040 •(j)		44,000	10,287

Morgan Stanley ABS Capital, Inc. Trust
5.530% due 10/25/2036 •		207	110
6.015% due 01/25/2036 •(j)		3,698	2,840
6.165% due 11/25/2035 •(j)		5,825	4,918
6.525% due 03/25/2035 •(j)		8,556	6,958
7.185% due 07/25/2034 «•		55	55
7.260% due 07/25/2034 «•		15	13
7.410% due 05/25/2034 «•		21	22
10.710% due 07/25/2034 •		549	497
11.085% due 09/25/2033 •(j)		1,543	1,451

Morgan Stanley Home Equity Loan Trust
6.525% due 05/25/2035 •(j)		5,590	4,979

N-Star REL CDO Ltd.
5.864% due 02/01/2041 •		581	0

National Collegiate Commutation Trust
3.748% due 06/01/2045		22,875	1,412

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
6.075% due 11/25/2035 •(j)		11,140	7,354
6.540% due 09/25/2035 •(j)		3,000	2,519

NovaStar Mortgage Funding Trust
6.345% due 01/25/2036 •(j)		4,436	3,645

48	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Option One Mortgage Loan Trust Asset-Backed Certificates
6.360% due 11/25/2035 •(j)	$6,023	$4,907

Orient Point CDO Ltd.
5.830% due 10/03/2045 •(j)	109,519	31,837

Palisades CDO Ltd.
5.650% due 07/22/2039 (j)	1,959	519
6.536% due 07/22/2039 •(j)	20,961	7,784

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
6.375% due 09/25/2035 •(j)	18,310	13,268
6.930% due 01/25/2035 •(j)	1,730	1,329
7.410% due 02/25/2035 •(j)	6,028	4,686
7.560% due 12/25/2034 •(j)	17,139	13,069

PRET LLC
3.844% due 07/25/2051 þ	1,000	920

Putnam Structured Product Funding Ltd.
1.584% due 10/15/2038 •(j)	2,608	1,666

Residential Asset Mortgage Products Trust
6.000% due 03/25/2036 •(j)	15,986	12,445

Rockford Tower CLO Ltd.
0.000% due 01/20/2036 «~	8,300	6,791

RR 7 Ltd.
0.000% due 01/15/2120 ~(j)	5,000	2,573

Saxon Asset Securities Trust
6.260% due 09/25/2047 •(j)	21,892	16,187

Securitized Asset-Backed Receivables LLC Trust
6.435% due 12/25/2034 •(j)	1,641	1,420
6.435% due 04/25/2035 •(j)	1,216	1,053

SG Mortgage Securities Trust
5.820% due 02/25/2036 •(j)	4,509	2,225

Sierra Madre Funding Ltd.
5.822% due 09/07/2039 •(j)	9,173	5,859
6.082% due 09/07/2039 •(j)	16,000	4,949
6.322% due 09/07/2039 •	10,400	2,851

SMB Private Education Loan Trust
0.000% due 09/15/2045 «(g)	15	903
0.000% due 09/18/2046 «(g)	10	2,875
0.000% due 10/15/2048 «(g)	15	4,353
0.000% due 09/15/2054 «(g)(j)	19,261	24,114
0.000% due 02/16/2055 «(g)	8	9,080

SoFi Professional Loan Program LLC
0.000% due 09/25/2040 «(g)	4,400	430

Solstice ABS CBO Ltd.
10.050% due 03/15/2039 •(j)	8,662	2,885

Soundview Home Loan Trust
5.835% due 10/25/2036 •(j)	25,418	22,814
5.925% due 06/25/2036 •(j)	10,063	8,400
7.260% due 03/25/2030 «•	18	13

South Coast Funding Ltd.
6.639% due 08/06/2039 •(j)	23,325	8,187
8.839% due 08/06/2039 ^•(d)	37,377	4

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Start Ltd.
4.089% due 03/15/2044	$1,910	$1,831

Structured Asset Investment Loan Trust
5.960% due 06/25/2036 •(j)	15,000	5,333
6.210% due 10/25/2035 •(j)	19,270	14,788
6.435% due 06/25/2035 •(j)	7,909	6,813

Structured Asset Securities Corp.
6.660% due 02/25/2035 •	414	406

Structured Asset Securities Corp. Mortgage Loan Trust
5.690% due 02/25/2037 •(j)	17,135	13,825

Summer Street Ltd.
5.850% due 12/06/2045 •(j)	33,246	7,967

Terwin Mortgage Trust
4.262% due 07/25/2036 þ(j)	455	313
6.000% due 07/25/2037 •(j)	11,139	9,876

Wells Fargo Home Equity Asset-Backed Securities Trust
8.010% due 11/25/2035 •	250	233

Woolworths Holdings Ltd.
9.500% due 01/01/2026 «+	10,630	10,640

Total Asset-Backed Securities (Cost $1,098,419)		840,689

SOVEREIGN ISSUES 0.7%

Argentina Government International Bond
0.750% due 07/09/2030 þ(j)	970	532
1.000% due 07/09/2029 (j)	949	547
3.625% due 07/09/2035 þ(j)	1,209	517

El Salvador Government International Bond
0.250% due 04/17/2030 (a)	11,550	357
9.250% due 04/17/2030	11,550	10,294

Ghana Government International Bond
6.375% due 02/11/2027 ^(d)	1,100	561
7.875% due 02/11/2035 ^(d)	1,100	567
8.750% due 03/11/2061 ^(d)	400	206

Russia Government International Bond
5.100% due 03/28/2035	800	530
5.625% due 04/04/2042	6,200	4,371

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2024	49

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

State Agency of Roads of Ukraine
6.250% due 06/24/2030		$1,200	$336

Ukraine Government International Bond
4.375% due 01/27/2032	EUR	3,304	923
6.876% due 05/21/2031		$5,000	1,450

Venezuela Government International Bond
8.250% due 10/13/2024 ^(d)		650	106
9.250% due 09/15/2027 ^(d)		65	12

Total Sovereign Issues (Cost $26,403)			21,309

		SHARES
COMMON STOCKS 4.9%

COMMUNICATION SERVICES 0.1%

Clear Channel Outdoor Holdings, Inc. (e)		725,704	1,023

iHeartMedia, Inc. ‘A’ (e)		171,118	187

iHeartMedia, Inc. ‘B’ «(e)		132,822	130

Promotora de Informaciones SA ‘A’ (e)		2,330,820	924

			2,264

CONSUMER STAPLES 0.0%

Caesars Entertainment, Inc. (e)		1	0

Steinhoff International Holdings NV «(e)(i)		233,504,654	0

			0

ENERGY 0.1%

Mountain Creek Power LLC «(e)(i)		273,307	2,086

FINANCIALS 1.4%

Banca Monte dei Paschi di Siena SpA		3,581,000	16,817

Corestate Capital Holding SA «(e)(i)		632,951	0

	SHARES	MARKET VALUE (000S)

Intelsat Emergence SA «(i)	670,263	$24,929

UBS Group AG	5,143	151

		41,897

INDUSTRIALS 2.5%

Mcdermott International Ltd. (e)	57,729	17

NAC Aviation «(e)(i)	531,558	10,100

Neiman Marcus Group Ltd. LLC «(e)(i)	178,186	24,076

Syniverse Holdings, Inc. «(i)	39,943,105	38,181

Voyager Aviation Holdings LLC «(e)	2,201	0

Westmoreland Mining Holdings «(e)(i)	89,637	179

Westmoreland Mining LLC «(e)(i)	90,975	409

		72,962

REAL ESTATE 0.0%

ADLER Group SA (e)	99,436	17

UTILITIES 0.8%

West Marine «(e)(i)	3,579	23

Windstream Units «(e)	1,366,195	22,870

		22,893

Total Common Stocks (Cost $132,989)		142,119

WARRANTS 0.0%

FINANCIALS 0.0%

Intelsat Emergence SA - Exp. 02/17/2027 «	1,401	3

UTILITIES 0.0%

West Marine - Exp. 09/08/2028	6,096	0

Total Warrants (Cost $11,798)		3

50	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2024

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%

Voyager Aviation Holdings LLC
9.500% «	13,205	$0

Total Preferred Securities (Cost $4,327)		0

REAL ESTATE INVESTMENT TRUSTS 0.1%

REAL ESTATE 0.1%

Uniti Group, Inc.	403,446	1,178

Total Real Estate Investment Trusts (Cost $2,554)		1,178

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 1.3%

U.S. TREASURY BILLS 1.3%
5.389% due 07/11/2024 - 09/19/2024 (f)(g)(m)	$38,144	37,989

Total Short-Term Instruments (Cost $37,989)		37,989

Total Investments in Securities (Cost $4,893,075)		4,233,604

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 19.6%

COMMON STOCK 7.3%

AFFILIATED INVESTMENTS 7.3%

Amsurg Equity «(e)(i)	2,562,021	$126,831

Market Garden Dogwood LLC †«(i)‡	85,000,000	83,800

Total common Stocks (Cost $192,054)		210,631

SHORT-TERM INSTRUMENTS 12.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 12.3%

PIMCO Short-Term Floating NAV Portfolio III	36,627,601	356,350

Total Short-Term Instruments (Cost $356,279)		356,350

Total Investments in Affiliates (Cost $548,333)		566,981

Total Investments 166.2% (Cost $5,441,408)		$4,800,585

Financial Derivative Instruments (k)(l) 0.3% (Cost or Premiums, net $30,969)		9,934

Other Assets and Liabilities, net (66.5)%		(1,921,522)

Net Assets 100.0%		$2,888,997

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

†

Represents co-investment made with the Fund’s affiliates in accordance with the terms of the exemptive relief received from the U.S. Securities and Exchange Commission. See Note 10, Related Party Transactions in the Notes to Financial Statements.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2024	51

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

+

Pool of residential fix-and-flip loans acquired through a domestic common law trust, with a federally chartered bank serving as trustee. The Fund accrues interest income at the pool level at the rate indicated, which represents estimated loan interest net of certain service provider fees.

‡	Insurance-Linked Investments.

(a)	Security is an Interest Only (“IO”) or IO Strip.

(b)	Principal only security.

(c)	Payment in-kind security.

(d)	Security is not accruing income as of the date of this report.

(e)	Security did not produce income within the last twelve months.

(f)	Coupon represents a weighted average yield to maturity.

(g)	Zero coupon security.

(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(i) RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Amsurg Equity	11/02/2023 - 11/06/2023	$107,054	$126,831	4.39%
Corestate Capital Holding SA	08/22/2023	0	0	0.00
Intelsat Emergence SA	06/19/2017 -02/23/2024	42,757	24,929	0.86
Market Garden Dogwood LLC	03/13/2024	85,000	83,800	2.90
Merrill Lynch Mortgage Investors Trust 0.000% due 06/01/2049	10/02/2018 - 11/14/2019	3,231	3,111	0.11
Mountain Creek Power LLC	04/29/2024	0	2,086	0.07
NAC Aviation	06/01/2022 - 07/27/2022	12,462	10,100	0.35
Neiman Marcus Group Ltd. LLC	09/25/2020	5,828	24,076	0.83
Steinhoff International Holdings NV	06/30/2023 - 10/30/2023	0	0	0.00
Syniverse Holdings, Inc.	05/12/2022 - 05/31/2024	39,320	38,181	1.32
West Marine	09/12/2023	51	23	0.00
Westmoreland Mining Holdings	04/09/2018 - 06/30/2023	726	179	0.01
Westmoreland Mining LLC	06/30/2023	603	409	0.01
Woolworths Holdings Ltd. 9.750% due 05/01/2026	05/29/2024	28,606	28,643	0.99

		$325,638	$342,368	11.84%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
BCY	6.310%	06/21/2024	06/21/2026	$	(10,981)	$(10,991)
BNY	6.340	05/28/2024	08/28/2024		(3,394)	(3,414)
	6.440	04/18/2024	10/16/2024		(53,348)	(54,052)
	6.440	05/07/2024	11/06/2024		(3,508)	(3,542)
BOS	6.340	05/31/2024	09/27/2024		(2,880)	(2,896)
	6.340	07/01/2024	10/28/2024		(1,656)	(1,656)
	6.440	05/31/2024	09/27/2024		(4,432)	(4,456)
	6.440	07/01/2024	10/28/2024		(4,432)	(4,432)
	6.490	05/31/2024	09/27/2024		(2,745)	(2,761)
	6.490	07/01/2024	10/28/2024		(2,745)	(2,745)
	6.640	06/10/2024	10/07/2024		(2,975)	(2,986)

52	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2024

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
BPS	3.960%	06/12/2024	TBD	(2)	EUR	(1,703)	$(1,827)
	4.215	05/22/2024	08/22/2024			(333)	(359)
	5.820	04/29/2024	07/29/2024		$	(41)	(41)
	5.850	04/25/2024	TBD	(2)		(37,619)	(38,028)
	5.870	05/30/2024	08/30/2024			(2,441)	(2,454)
	5.900	04/05/2024	07/03/2024			(3,869)	(3,924)
	5.920	04/11/2024	07/10/2024			(20,182)	(20,451)
	5.920	04/16/2024	08/16/2024			(7,073)	(7,161)
	5.920	05/21/2024	08/23/2024			(5,684)	(5,723)
	5.920	05/24/2024	08/23/2024			(2,497)	(2,513)
	6.010	06/21/2024	10/24/2024			(13,256)	(13,278)
	6.090	05/15/2024	11/12/2024			(11,305)	(11,395)
	6.590	04/18/2024	10/15/2024			(101,626)	(102,998)
	6.590	05/15/2024	11/12/2024			(46,037)	(46,431)
	6.590	05/30/2024	10/15/2024			(2,186)	(2,198)
	6.630	05/15/2024	11/12/2024			(3,832)	(3,865)
	6.890	05/15/2024	11/12/2024			(17,417)	(17,573)
BRC	5.000	05/17/2024	TBD	(2)		(5,320)	(5,353)
	5.650	05/22/2024	TBD	(2)		(859)	(865)
	5.700	07/28/2023	TBD	(2)		(343)	(363)
	5.950	10/31/2023	TBD	(2)		(5,033)	(5,236)
	6.310	07/28/2023	TBD	(2)		(19,655)	(20,823)
	6.326	06/17/2024	09/17/2024		GBP	(10,734)	(13,601)
	6.400	02/26/2024	08/26/2024		$	(4,830)	(4,939)
	6.400	04/12/2024	07/12/2024			(695)	(705)
	6.420	03/13/2024	09/09/2024			(44,871)	(45,752)
	6.420	05/20/2024	08/20/2024			(10,615)	(10,695)
	6.440	01/31/2024	07/29/2024			(25,863)	(26,567)
	6.470	03/13/2024	09/09/2024			(19,259)	(19,640)
	6.490	02/06/2024	08/05/2024			(7,207)	(7,397)
	6.500	02/26/2024	08/26/2024			(3,392)	(3,469)
	6.520	03/13/2024	09/09/2024			(8,022)	(8,181)
	6.530	02/09/2024	08/07/2024			(3,642)	(3,737)
	6.540	02/12/2024	08/07/2024			(747)	(766)
	6.550	04/11/2024	07/11/2024			(13,348)	(13,545)
	6.570	07/02/2024	10/02/2024			(6,906)	(6,906)
	6.580	05/01/2024	08/01/2024			(6,693)	(6,768)
	6.580	05/28/2024	08/28/2024			(1,823)	(1,835)
	6.590	03/22/2024	07/22/2024			(5,055)	(5,148)
	6.590	04/01/2024	07/02/2024			(6,876)	(6,990)
	6.590	06/12/2024	10/10/2024			(43,941)	(44,093)
	6.590	06/17/2024	09/17/2024			(2,753)	(2,760)
	6.590	06/24/2024	10/24/2024			(3,083)	(3,087)
	6.620	05/08/2024	08/09/2024			(9,332)	(9,425)
	6.620	05/13/2024	08/13/2024			(2,531)	(2,554)
	6.690	06/17/2024	09/17/2024			(112)	(112)
BYR	5.890	05/20/2024	08/19/2024			(2,742)	(2,761)
CDC	5.730	05/22/2024	07/23/2024			(1,369)	(1,378)
	6.040	06/06/2024	10/04/2024			(680)	(683)
	6.290	05/09/2024	08/07/2024			(200)	(202)
DBL	4.319	02/15/2024	08/15/2024		EUR	(5,057)	(5,505)
	5.749	05/16/2024	08/16/2024		GBP	(3,270)	(4,164)
	5.907	06/19/2024	10/18/2024			(1,084)	(1,373)
	6.038	06/03/2024	08/02/2024		$	(1,035)	(1,040)
	6.238	06/03/2024	08/02/2024			(3,156)	(3,171)
	6.469	05/16/2024	08/16/2024		GBP	(8,566)	(10,917)
	6.634	06/05/2024	08/02/2024		$	(2,048)	(2,058)
	6.636	06/04/2024	08/02/2024			(3,991)	(4,011)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2024	53

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
	6.688%	06/03/2024	08/02/2024	$	(1,099)	$(1,105)
	6.738	06/03/2024	08/02/2024		(3,851)	(3,871)
	6.784	06/05/2024	08/02/2024		(2,667)	(2,680)
	6.788	06/03/2024	08/02/2024		(15,269)	(15,350)
	6.813	06/03/2024	08/02/2024		(10,333)	(10,388)
	6.863	06/03/2024	08/02/2024		(5,765)	(5,796)
	6.888	06/03/2024	08/02/2024		(59,239)	(59,556)
	6.938	06/03/2024	08/02/2024		(23,050)	(23,174)
	6.963	06/03/2024	08/02/2024		(10,853)	(10,912)
	6.964	06/05/2024	08/02/2024		(5,585)	(5,613)
	7.038	06/03/2024	08/02/2024		(8,758)	(8,806)
	7.063	06/03/2024	08/02/2024		(1,398)	(1,406)
	7.088	06/03/2024	08/02/2024		(1,640)	(1,649)
	7.138	06/03/2024	08/02/2024		(9,493)	(9,546)
DEU	5.800	05/13/2024	08/13/2024		(15,114)	(15,234)
	5.830	06/04/2024	09/04/2024		(5,509)	(5,534)
	5.840	06/10/2024	09/10/2024		(54,531)	(54,717)
GLM	6.276	12/28/2023	09/27/2024		(7,128)	(7,359)
	6.326	12/28/2023	09/27/2024		(5,017)	(5,181)
	6.570	01/30/2024	10/29/2024		(2,683)	(2,758)
	6.690	02/08/2024	10/29/2024		(47,465)	(48,729)
	6.690	03/19/2024	10/29/2024		(7,186)	(7,324)
	6.790	01/30/2024	10/29/2024		(13,435)	(13,822)
	6.890	02/08/2024	10/29/2024		(24,759)	(25,439)
IND	5.750	06/26/2024	08/30/2024		(4,834)	(4,837)
	5.940	05/08/2024	10/08/2024		(17,638)	(17,795)
	5.940	06/11/2024	07/17/2024		(9,249)	(9,279)
	5.940	06/26/2024	09/25/2024		(21,007)	(21,025)
	5.990	05/22/2024	08/22/2024		(4,366)	(4,395)
	6.040	06/03/2024	09/03/2024		(398)	(399)
	6.050	05/28/2024	08/28/2024		(4,847)	(4,875)
	6.080	04/16/2024	07/16/2024		(1,484)	(1,503)
JML	6.182	06/21/2024	09/19/2024	GBP	(885)	(1,121)
JPS	4.750	06/14/2024	08/02/2024	$	(1,403)	(1,406)
	6.090	06/25/2024	09/25/2024		(245)	(245)
	6.180	05/01/2024	08/01/2024		(753)	(761)
	6.207	04/03/2024	07/02/2024		(2,720)	(2,761)
	6.307	04/03/2024	07/02/2024		(2,403)	(2,441)
	6.630	05/01/2024	08/01/2024		(10,843)	(10,965)
	6.657	04/03/2024	07/02/2024		(1,889)	(1,920)
MEI	3.870	06/12/2024	07/05/2024	EUR	(8,316)	(8,924)
	3.900	06/12/2024	07/05/2024		(3,172)	(3,404)
	5.500	06/14/2024	07/11/2024	$	(114)	(114)
MSB	4.292	06/19/2024	08/19/2024	EUR	(5,752)	(6,169)
	5.612	06/19/2024	09/19/2024	GBP	(1,516)	(1,920)
	5.921	02/05/2024	08/05/2024		(11,171)	(14,458)
	5.943	06/19/2024	12/19/2024		(5,602)	(7,096)
	6.290	05/22/2024	11/18/2024	$	(3,733)	(3,759)
	6.440	05/22/2024	11/18/2024		(2,283)	(2,299)
	6.540	06/17/2024	12/16/2024		(2,123)	(2,129)
	6.590	04/10/2024	10/07/2024		(7,875)	(7,993)
	6.590	06/04/2024	12/02/2024		(16,440)	(16,521)
	6.640	06/04/2024	12/02/2024		(34,122)	(34,291)
	6.640	06/17/2024	12/16/2024		(2,096)	(2,102)
	6.680	06/03/2024	08/02/2024		(1,976)	(1,986)
	6.690	04/10/2024	10/07/2024		(280)	(284)
	6.690	06/04/2024	12/02/2024		(12,542)	(12,604)
MZF	6.500	06/06/2024	12/11/2024		(110,268)	(110,766)

54	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2024

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
	6.650%	06/06/2024	12/11/2024		$	(4,931)	$(4,953)
NOM	5.680	06/28/2024	TBD	(2)		(441)	(441)
RBC	6.180	06/17/2024	08/01/2024			(9,338)	(9,360)
	6.190	07/01/2024	08/15/2024			(9,510)	(9,510)
RCE	4.090	06/17/2024	09/17/2024		EUR	(2,301)	(2,468)
	4.580	05/03/2024	11/04/2024			(8,495)	(9,170)
	5.820	06/18/2024	09/18/2024		GBP	(1,450)	(1,837)
RCY	5.830	06/14/2024	07/12/2024		$	(6,508)	(6,526)
RTA	5.940	06/20/2024	09/20/2024			(9,116)	(9,132)
	6.040	06/03/2024	10/03/2024			(23,963)	(24,075)
	6.040	06/20/2024	10/21/2024			(1,893)	(1,896)
	6.370	05/09/2024	11/12/2024			(1,369)	(1,382)
	6.390	06/20/2024	10/21/2024			(13,359)	(13,385)
	6.440	05/08/2024	11/01/2024			(2,779)	(2,805)
	6.440	05/09/2024	11/12/2024			(3,292)	(3,323)
	6.460	05/09/2024	11/12/2024			(1,926)	(1,945)
	6.490	05/09/2024	11/12/2024			(2,443)	(2,466)
	6.510	05/09/2024	11/12/2024			(22,040)	(22,251)
	6.520	05/08/2024	11/01/2024			(10,526)	(10,629)
	6.520	05/09/2024	11/12/2024			(6,231)	(6,291)
	6.540	05/08/2024	11/01/2024			(1,682)	(1,699)
	6.540	05/16/2024	11/15/2024			(10,557)	(10,645)
	6.540	06/20/2024	08/05/2024			(6,131)	(6,144)
	6.550	06/03/2024	10/03/2024			(3,495)	(3,513)
	6.560	05/09/2024	11/12/2024			(1,176)	(1,187)
	6.580	06/03/2024	10/03/2024			(448)	(451)
	6.590	05/08/2024	07/08/2024			(14,169)	(14,309)
	6.590	05/08/2024	11/01/2024			(11,467)	(11,580)
	6.590	05/09/2024	11/12/2024			(3,960)	(3,998)
	6.590	06/03/2024	10/03/2024			(1,104)	(1,110)
	6.600	06/11/2024	10/10/2024			(7,058)	(7,084)
	6.620	05/09/2024	11/12/2024			(13,363)	(13,492)
	6.640	06/03/2024	10/03/2024			(6,052)	(6,083)
	6.660	06/03/2024	10/03/2024			(1,303)	(1,310)
	6.670	05/09/2024	11/12/2024			(849)	(858)
	6.710	06/11/2024	10/10/2024			(2,749)	(2,759)
	6.810	06/11/2024	10/10/2024			(1,763)	(1,769)
SBI	6.575	04/29/2024	10/25/2024			(2,622)	(2,652)
	6.675	04/29/2024	10/25/2024			(3,446)	(3,486)
SOG	5.600	06/17/2024	07/17/2024			(2,394)	(2,399)
	5.680	06/24/2024	07/24/2024			(27,210)	(27,240)
	5.710	05/09/2024	07/11/2024			(1,031)	(1,040)
	5.820	04/10/2024	07/09/2024			(16,190)	(16,404)
	5.820	06/05/2024	07/09/2024			(2,969)	(2,981)
	5.850	05/08/2024	07/29/2024			(1,337)	(1,348)
	6.540	05/23/2024	11/22/2024			(6,884)	(6,933)
	6.590	04/10/2024	10/10/2024			(12,378)	(12,563)
	6.590	05/17/2024	11/15/2024			(2,816)	(2,839)
	6.590	05/23/2024	11/22/2024			(6,211)	(6,255)
	6.590	06/13/2024	12/13/2024			(14,722)	(14,771)
	6.640	06/13/2024	12/13/2024			(4,552)	(4,567)
UBS	4.248	06/26/2024	09/26/2024		EUR	(2,433)	(2,608)
	5.730	01/26/2024	07/24/2024		$	(6,055)	(6,206)
	5.800	04/01/2024	07/02/2024			(18,491)	(18,762)
	5.800	04/15/2024	07/16/2024			(1,365)	(1,382)
	5.800	07/02/2024	10/02/2024			(18,131)	(18,131)
	6.290	04/16/2024	10/16/2024			(6,491)	(6,577)
	6.390	02/09/2024	08/07/2024			(226)	(232)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2024	55

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
	6.440%	02/09/2024	08/07/2024	$	(5,814)	$(5,963)
	6.490	06/04/2024	09/04/2024		(20,725)	(20,826)
	6.540	04/16/2024	10/16/2024		(17,455)	(17,696)
	6.550	04/04/2024	07/02/2024		(3,720)	(3,779)
	6.550	04/26/2024	10/29/2024		(1,995)	(2,019)
	6.570	04/22/2024	07/23/2024		(30,860)	(31,254)
	6.610	04/03/2024	07/02/2024		(11,803)	(11,996)
	6.660	04/03/2024	07/02/2024		(17,513)	(17,801)
WFS	6.580	05/30/2024	08/28/2024		(9,434)	(9,489)

Total Reverse Repurchase Agreements						$(1,873,256)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BCY	$0	$(10,991)	$0	$(10,991)	$0	$(10,991)
BNY	0	(61,008)	0	(61,008)	81,512	20,504
BOS	0	(21,932)	0	(21,932)	15,131	(6,801)
BPS	0	(280,219)	0	(280,219)	360,308	80,089
BRC	0	(281,312)	0	(281,312)	398,042	116,730
BYR	0	(2,761)	0	(2,761)	3,381	620
CDC	0	(2,263)	0	(2,263)	2,509	246
DBL	0	(192,091)	0	(192,091)	283,851	91,760
DEU	0	(75,485)	0	(75,485)	78,215	2,730
GLM	0	(110,612)	0	(110,612)	146,397	35,785
IND	0	(64,108)	0	(64,108)	74,228	10,120
JML	0	(1,121)	0	(1,121)	1,227	106
JPS	0	(20,499)	0	(20,499)	27,442	6,943
MEI	0	(12,442)	0	(12,442)	13,043	601
MSB	0	(113,611)	0	(113,611)	157,730	44,119
MZF	0	(115,719)	0	(115,719)	163,227	47,508
NOM	0	(441)	0	(441)	547	106
RBC	0	(18,870)	0	(18,870)	11,978	(6,892)
RCE	0	(13,475)	0	(13,475)	19,043	5,568
RCY	0	(6,526)	0	(6,526)	7,599	1,073
RTA	0	(187,571)	0	(187,571)	247,310	59,739
SBI	0	(6,138)	0	(6,138)	8,129	1,991
SOG	0	(99,340)	0	(99,340)	126,110	26,770
UBS	0	(165,232)	0	(165,232)	197,180	31,948
WFS	0	(9,489)	0	(9,489)	13,607	4,118

Total Borrowings and Other Financing Transactions	$0	$(1,873,256)	$0

56	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2024

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(114,651)	$(133,568)	$(118,843)	$(367,062)
Convertible Bonds & Notes	0	(15,657)	(5,723)	0	(21,380)
Municipal Bonds & Notes	0	0	0	(20,823)	(20,823)
U.S. Government Agencies	0	(6,526)	(2,671)	0	(9,197)
Non-Agency Mortgage-Backed Securities	0	(98,954)	(212,964)	(477,427)	(789,345)
Asset-Backed Securities	0	(36,737)	(242,766)	(341,261)	(620,764)
Sovereign Issues	0	0	0	(441)	(441)
U.S. Treasury Obligations	0	0	0	(864)	(864)

Total Borrowings	$0	$(272,525)	$(597,692)	$(959,659)	$(1,829,876)

Payable for reverse repurchase agreements(4)					$(1,829,876)

(j)	Securities with an aggregate market value of $2,448,067 and cash of $8,555 have been pledged as collateral under the terms of the above master agreements as of June 30, 2024.

(1)

The average amount of borrowings outstanding during the period ended June 30, 2024 was $(1,882,721) at a weighted average interest rate of 6.296%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(4)	Unsettled reverse repurchase agreements liability of $(43,380) is outstanding at period end.

(k) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month SOFR Active Contract December Futures	03/2025	63	$(14,985)	$142	$0	$(1)
3-Month SOFR Active Contract December Futures	03/2026	68	(16,325)	109	0	0
3-Month SOFR Active Contract June Futures	09/2024	80	(18,931)	588	0	(1)
3-Month SOFR Active Contract June Futures	09/2025	64	(15,310)	136	0	0
3-Month SOFR Active Contract March Futures	06/2025	58	(13,838)	131	0	(1)
3-Month SOFR Active Contract March Futures	06/2026	64	(15,382)	83	1	0
3-Month SOFR Active Contract September Futures	12/2024	74	(17,547)	524	0	(1)
3-Month SOFR Active Contract September Futures	12/2025	53	(12,704)	101	0	(1)

Total Futures Contracts				$1,814	$1	$(5)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2024	57

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(1)	1-Day GBP-SONIO Compounded-OIS	4.000%	Annual	09/18/2029	GBP	86,100	$1,462	$(1,037)	$425	$0	$(115)
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2032		9,000	874	1,978	2,852	30	0
Receive	1-Day GBP-SONIO Compounded-OIS	2.000	Annual	03/15/2033		4,600	512	332	844	16	0
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		18,100	1,978	11,158	13,136	134	0
Receive	1-Day USD-SOFR Compounded-OIS	2.450	Annual	12/20/2024	$	128,500	(9)	3,807	3,798	35	0
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2024		677,400	(32,452)	9,275	(23,177)	0	(193)
Receive	1-Day USD-SOFR Compounded-OIS	2.350	Annual	01/17/2025		64,400	7	1,933	1,940	16	0
Receive	1-Day USD-SOFR Compounded-OIS	2.300	Annual	01/17/2026		10,300	5	521	526	3	0
Pay(1)	1-Day USD-SOFR Compounded-OIS	4.400	Annual	09/16/2026		305,600	351	(392)	(41)	0	(28)
Pay	1-Day USD-SOFR Compounded-OIS	1.500	Semi-Annual	06/21/2027		11,500	(373)	(626)	(999)	0	(9)
Pay(1)	1-Day USD-SOFR Compounded-OIS	4.200	Annual	09/15/2027		236,100	367	(332)	35	0	(169)
Pay	1-Day USD-SOFR Compounded-OIS	2.500	Semi-Annual	12/20/2027		2,500	20	(184)	(164)	0	(3)
Pay(1)	1-Day USD-SOFR Compounded-OIS	4.100	Annual	03/21/2028		340,000	377	(477)	(100)	0	(296)
Pay	1-Day USD-SOFR Compounded-OIS	2.250	Semi-Annual	06/20/2028		58,100	(1,904)	(2,775)	(4,679)	0	(73)
Receive	1-Day USD-SOFR Compounded-OIS	1.420	Semi-Annual	08/17/2028		93,400	(21)	10,733	10,712	135	0
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/20/2028		56,100	622	(1,961)	(1,339)	0	(85)
Pay(1)	1-Day USD-SOFR Compounded-OIS	4.000	Annual	03/15/2029		24,000	94	(108)	(14)	0	(37)
Pay	1-Day USD-SOFR Compounded-OIS	3.000	Semi-Annual	06/19/2029		59,000	3,100	(6,703)	(3,603)	0	(114)
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029		89,300	(1,675)	3,010	1,335	169	0
Pay(1)	1-Day USD-SOFR Compounded-OIS	3.900	Annual	03/21/2030		233,100	71	(800)	(729)	0	(566)
Pay(1)	1-Day USD-SOFR Compounded-OIS	3.900	Annual	03/16/2031		48,200	211	(314)	(103)	0	(158)
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2032		84,400	10,215	3,162	13,377	402	0
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/20/2033		44,600	316	(2,382)	(2,066)	0	(256)
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2034		1,250	(11)	(11)	(22)	0	(8)
Receive	1-Day USD-SOFR Compounded-OIS	1.150	Semi-Annual	09/20/2050		24,300	45	11,549	11,594	286	0
Receive	1-Day USD-SOFR Compounded-OIS	1.250	Semi-Annual	06/16/2051		74,500	13,419	21,558	34,977	899	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2052		117,100	20,294	20,218	40,512	1,603	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	12/21/2052		42,000	10,116	5,234	15,350	577	0
Pay	1-Year BRL-CDI	10.400	Maturity	01/02/2025	BRL	720,000	0	(186)	(186)	0	(62)
Receive	1-Year BRL-CDI	11.088	Maturity	01/02/2025		712,200	83	(165)	(82)	61	0

58	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2024

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Year BRL-CDI	11.157%	Maturity	01/02/2025	BRL	2,600	$0	$(13)	$(13)	$0	$0
Pay	1-Year BRL-CDI	11.177	Maturity	01/02/2025		1,800	0	(9)	(9)	0	0
Pay	1-Year BRL-CDI	11.367	Maturity	01/02/2025		2,200	0	(9)	(9)	0	0
Pay	1-Year BRL-CDI	12.018	Maturity	01/02/2025		5,900	0	(7)	(7)	0	(1)
Pay	1-Year BRL-CDI	12.098	Maturity	01/02/2025		9,900	0	(9)	(9)	0	(1)
Pay	1-Year BRL-CDI	12.158	Maturity	01/02/2025		5,000	0	(3)	(3)	0	(1)
Pay	1-Year BRL-CDI	12.163	Maturity	01/02/2025		4,900	0	(3)	(3)	0	0
Pay	1-Year BRL-CDI	12.178	Maturity	01/02/2025		9,900	0	(5)	(5)	0	(1)
Receive	1-Year BRL-CDI	11.115	Maturity	01/04/2027		290,000	0	680	680	194	0
Pay	1-Year BRL-CDI	11.250	Maturity	01/04/2027		3,200	0	(19)	(19)	0	(2)
Pay	1-Year BRL-CDI	11.275	Maturity	01/04/2027		1,600	0	(9)	(9)	0	(1)
Pay	1-Year BRL-CDI	11.290	Maturity	01/04/2027		1,600	0	(9)	(9)	0	(1)
Pay	1-Year BRL-CDI	11.731	Maturity	01/04/2027		800	0	(2)	(2)	0	(1)
Pay	1-Year BRL-CDI	11.746	Maturity	01/04/2027		3,600	0	(11)	(11)	0	(2)
Pay	1-Year BRL-CDI	11.901	Maturity	01/04/2027		8,500	0	(18)	(18)	0	(6)
Pay	1-Year BRL-CDI	12.047	Maturity	01/04/2027		269,000	0	(329)	(329)	0	(180)
Pay(1)	6-Month EUR-EURIBOR	2.750	Annual	09/18/2029	EUR	36,300	467	(572)	(105)	0	(25)
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030		4,400	81	711	792	5	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	06/17/2030		900	(1)	143	142	1	0
Receive	6-Month EUR-EURIBOR	0.250	Annual	03/18/2050		4,400	244	1,855	2,099	9	0
Receive	6-Month EUR-EURIBOR	0.500	Annual	06/17/2050		13,500	(99)	5,763	5,664	30	0
Receive	6-Month EUR-EURIBOR	0.500	Annual	09/21/2052		16,800	1,455	5,947	7,402	30	0
Receive(1)	6-Month EUR-EURIBOR	0.830	Annual	12/09/2052		52,500	316	3,010	3,326	0	(44)
Receive	6-Month EUR-EURIBOR	1.500	Annual	03/15/2053		2,500	330	248	578	5	0
Receive	28-Day MXN-TIIE	8.410	Lunar	03/31/2027	MXN	4,400	0	9	9	0	0
Receive	28-Day MXN-TIIE	8.730	Lunar	04/06/2027		3,900	0	7	7	0	0
Receive	28-Day MXN-TIIE	7.495	Lunar	01/14/2032		1,900	8	3	11	0	0
Receive	28-Day MXN-TIIE	7.498	Lunar	01/15/2032		7,900	32	14	46	0	(1)
Receive	28-Day MXN-TIIE	8.732	Lunar	03/30/2032		1,900	0	4	4	0	0
Receive	28-Day MXN-TIIE	8.701	Lunar	03/31/2032		4,600	0	11	11	0	0

Total Swap Agreements							$30,927	$103,393	$134,320	$4,640	$(2,439)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$1	$4,640	$4,641	$0	$(5)	$(2,439)	$(2,444)

Cash of $33,713 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2024.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2024	59

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

(l) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2024	CHF	822	$	914	$0	$(1)
	07/2024	$	33,573	EUR	30,849	0	(535)
	07/2024		1,841	GBP	1,451	0	(7)
	08/2024		3,421	TRY	119,779	45	0
	09/2024		38	INR	3,193	0	0
BPS	07/2024	CAD	11,906	$	8,700	0	(3)
	07/2024	CNY	1,189		167	2	0
	07/2024	EUR	12,199		13,234	169	0
	07/2024	GBP	81,499		104,107	1,084	0
	07/2024	$	165	CNY	1,188	0	0
	07/2024		422,773	EUR	395,187	520	(68)
	07/2024		104,748	GBP	82,829	0	(43)
	07/2024		127	IDR	2,076,247	0	0
	07/2024		756	PLN	3,061	5	0
	08/2024	EUR	385,377	$	412,801	0	(521)
	08/2024	GBP	78,513		99,297	30	0
	08/2024	$	167	CNY	1,190	0	0
	09/2024	CNH	32,186	$	4,498	64	0
	10/2024		47,370		6,616	72	0
	05/2029	KWD	1,047		3,600	104	0
	07/2029		154		530	16	0
BRC	08/2024	TRY	3,007		86	0	(1)
	08/2024	$	54,124	TRY	1,873,604	323	0
	09/2024		205	MXN	3,847	2	0
	09/2024		196	TRY	7,238	11	0
	11/2024		1,993		78,660	109	0
CBK	07/2024	CHF	78	$	86	0	(1)
	07/2024	EUR	4,118		4,430	22	(2)
	07/2024	GBP	9,601		12,196	60	0
	07/2024	$	8,698	CAD	11,901	2	0
	07/2024		9,182	EUR	8,581	8	0
	07/2024		8,628	GBP	6,820	0	(7)
	08/2024	CAD	11,893	$	8,698	0	(2)
	08/2024	$	10,664	EUR	9,946	3	0
	09/2024		40	INR	3,337	0	0
FAR	07/2024	EUR	427,425	$	465,532	7,781	0
GLM	07/2024	$	9,879	EUR	9,125	0	(107)
	08/2024		1,921	BRL	9,856	0	(164)
MYI	08/2024	CHF	897	$	1,000	0	(2)
	09/2024	$	4	INR	339	0	0

Total Forward Foreign Currency Contracts						$10,432	$(1,464)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON LOAN PARTICIPATIONS AND ASSIGNMENTS

Counterparty	Pay/ Receive	Underlying Reference	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Pay	AP Core Holdings II, LLC	1-Month USD-LIBOR	Quarterly	07/31/2024	$84	$0	$(89)	$0	$(89)
	Pay	Gateway Casinos & Entertainment Limited	1-Month USD-LIBOR	Quarterly	07/31/2024	297	0	1,815	1,815	0
	Pay	Veritas US Inc.	1-Month USD-LIBOR	Quarterly	07/24/2024	5,313	0	1,748	1,748	0

							$0	$3,474	$3,563	$(89)

60	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2024

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/ Receive(1)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
MYC	Receive	United States Treasury Inflation Indexed Bonds «	N/A	0.000%	Maturity	01/28/2036	CNY 101,100	$42	$(4,747)	$0	$(4,705)

Total Swap Agreements								$42	$(1,273)	$3,563	$(4,794)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$45	$0	$0	$45	$(543)	$0	$0	$(543)	$(498)	$354	$(144)
BPS	2,066	0	3,563	5,629	(635)	0	(89)	(724)	4,905	(5,870)	(965)
BRC	445	0	0	445	(1)	0	0	(1)	444	41	485
CBK	95	0	0	95	(12)	0	0	(12)	83	0	83
FAR	7,781	0	0	7,781	0	0	0	0	7,781	(7,950)	(169)
GLM	0	0	0	0	(271)	0	0	(271)	(271)	281	10
MYC	0	0	0	0	0	0	(4,705)	(4,705)	(4,705)	2,650	(2,055)
MYI	0	0	0	0	(2)	0	0	(2)	(2)	0	(2)

Total Over the Counter	$10,432	$0	$3,563	$13,995	$(1,464)	$0	$(4,794)	$(6,258)

(m)

Securities with an aggregate market value of $3,324 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2024.

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2024	61

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of June 30, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1	$1
Swap Agreements	0	0	0	0	4,640	4,640

	$0	$0	$0	$0	$4,641	$4,641

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$10,432	$0	$10,432
Swap Agreements	0	0	0	0	3,563	3,563

	$0	$0	$0	$10,432	$3,563	$13,995

	$0	$0	$0	$10,432	$8,204	$18,636

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$5	$5
Swap Agreements	0	0	0	0	2,439	2,439

	$0	$0	$0	$0	$2,444	$2,444

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,464	$0	$1,464
Swap Agreements	0	0	4,705	0	89	4,794

	$0	$0	$4,705	$1,464	$89	$6,258

	$0	$0	$4,705	$1,464	$2,533	$8,702

The effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the period ended June 30, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2,797	$2,797
Swap Agreements	0	(9,077)	0	0	(109,459)	(118,536)

	$0	$(9,077)	$0	$0	$(106,662)	$(115,739)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,277	$0	$6,277
Swap Agreements	0	17,849	119	0	281	18,249

	$0	$17,849	$119	$6,277	$281	$24,526

	$0	$8,772	$119	$6,277	$(106,381)	$(91,213)

62	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2024

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(1,888)	$(1,888)
Swap Agreements	0	7,036	0	0	102,274	109,310

	$0	$7,036	$0	$0	$100,386	$107,422

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$16,981	$0	$16,981
Swap Agreements	0	(2,561)	(3,552)	0	3,473	(2,640)

	$0	$(2,561)	$(3,552)	$16,981	$3,473	$14,341

	$0	$4,475	$(3,552)	$16,981	$103,859	$121,763

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2024 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2024
Investments in Securities, at Value
Loan Participations and Assignments	$0	$585,388	$377,004	$962,392
Corporate Bonds & Notes
Banking & Finance	0	165,512	38,909	204,421
Industrials	0	447,743	131,109	578,852
Utilities	0	31,017	0	31,017
Convertible Bonds & Notes
Banking & Finance	0	17,599	0	17,599
Industrials	0	9,536	0	9,536
Municipal Bonds & Notes
Michigan	0	11,436	0	11,436
Puerto Rico	0	53,818	0	53,818
West Virginia	0	110	0	110
U.S. Government Agencies	0	13,795	0	13,795
Non-Agency Mortgage-Backed Securities	0	1,254,844	52,497	1,307,341
Asset-Backed Securities	0	737,810	102,879	840,689
Sovereign Issues	0	21,309	0	21,309
Common Stocks
Communication Services	2,134	0	130	2,264
Energy	0	0	2,086	2,086
Financials	16,968	0	24,929	41,897
Industrials	0	17	72,945	72,962
Real Estate	17	0	0	17
Utilities	0	0	22,893	22,893
Warrants
Financials	0	0	3	3
Real Estate Investment Trusts
Real Estate	1,178	0	0	1,178
Short-Term Instruments
U.S. Treasury Bills	0	37,989	0	37,989
	$20,297	$3,387,923	$825,384	$4,233,604

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2024	63

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2024

Investments in Affiliates, at Value
Common Stocks
Affiliated Investments	$0	$0	$210,631	$210,631
Short-Term Instruments
Central Funds Used for Cash Management Purposes	356,350	0	0	356,350
	$356,350	$0	$210,631	$566,981
Total Investments	$376,647	$3,387,923	$1,036,015	$4,800,585

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	4,641	0	4,641
Over the counter	0	13,995	0	13,995
	$0	$18,636	$0	$18,636

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(2,444)	0	(2,444)
Over the counter	0	(1,553)	(4,705)	(6,258)
	$0	$(3,997)	$(4,705)	$(8,702)
Total Financial Derivative Instruments	$0	$14,639	$(4,705)	$9,934
Totals	$376,647	$3,402,562	$1,031,310	$4,810,519

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2024:

Category and Subcategory	Beginning Balance at 06/30/2023	Net Purchases (1)	Net Sales/ Settlements (1)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2024	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2024 (2)
Investments in Securities, at Value
Loan Participations and Assignments	$496,692	$194,099	$(265,716)	$14,408	$(16,434)	$(6,738)	$21,943	$(61,250)	$377,004	$8,576
Corporate Bonds & Notes
Banking & Finance	0	36,997	0	0	0	559	1,353	0	38,909	559
Industrials	0	28,606	0	0	0	37	102,466	0	131,109	37
Non-Agency Mortgage-Backed Securities	80,068	570	(16,203)	511	215	(12,664)	0	0	52,497	(13,021)
Asset-Backed Securities	124,431	26,221	(18,091)	1,104	(19,232)	(7,052)	0	(4,502)	102,879	(19,925)
Common Stocks
Communication Services	435	0	0	0	0	(305)	0	0	130	(305)
Energy	0	0	0	0	0	2,086	0	0	2,086	2,086
Financials	15,501	0	(1)	0	0	9,429	0	0	24,929	9,513
Industrials	69,830	4,561	0	0	0	(1,446)	0	0	72,945	(728)
Real Estate	0	0	0	0	(499)	499	0	0	0	0
Utilities(3)	28,570	51	(9,846)	0	1,186	2,932	0	0	22,893	1,925
Rights
Industrials(4)	335	0	(650)	0	650	(335)	0	0	0	0
Warrants
Financials	2	0	0	0	(179)	180	0	0	3	1
Industrials(4)	507	0	(669)	0	669	(507)	0	0	0	0
Preferred Securities
Industrials	3,184	0	0	0	0	(3,184)	0	0	0	(3,184)
Short-Term Instruments
Short-Term Notes	331	0	(324)	0	10	(17)	0	0	0	0

Investments in Affiliates
Common Stocks Affiliated Investments	0	192,054	0	0	0	18,577	0	0	210,631	18,576

	$819,886	$483,159	$(311,500)	$16,023	$(33,614))	$2,051	$125,762	$(65,752)	$1,036,015	$4,110

64	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2024

Category and Subcategory	Beginning Balance at 06/30/2023	Net Purchases (1)	Net Sales/ Settlements (1)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2024	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2024 (2)
Financial Derivative Instruments - Assets
Over the counter	$3,912	$0	$(7,634)	$0	$6,284	$(2,562)	$0	$0	$0	$0

Financial Derivative Instruments - Liabilities
Over the counter	$(680)	$0	$0	$0	$0	$(4,025)	$0	$0	$(4,705)	$(4,025)

Totals	$823,118	$483,159	$(319,134)	$16,023	$(27,330)	$(4,536)	$125,762	$(65,752)	$1,031,310	$85

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2024	Valuation Technique	Unobservable Inputs		(% Unless Noted Otherwise)
					Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$69,938	Comparable Companies	EBITDA Multiple	X	13.500	—
	161,413	Discounted Cash Flow	Discount Rate		5.570-26.500	11.829
	1,489	Other Valuation Techniques(5)	—		—	—
	13,944	Proxy Pricing	Base Price		97.000	—
	79,783	Recent Transaction	Purchase Price		100.000	—
	50,437	Third-Party Vendor	Broker Quote		100.000-103.500	100.440
Corporate Bonds & Notes
Banking & Finance	1,353	Expected Recovery	Recovery Rate		11.374	—
	37,556	Proxy Pricing	Base Price		101.339-102.293	102.287
Industrials	102,466	Third Party Vendor(5)	Broker Quote		91.000	—
	28,643	Recent Transaction	Purchase Price	$	100.000	—
Non-Agency Mortgage-Backed Securities	51,490	Discounted Cash Flow	Discount Rate		7.000-11.000	10.645
	1,007	Fair Valuation of Odd Lot Positions	Adjustment Factor		2.500	—
Asset-Backed Securities	91,898	Discounted Cash Flow	Discount Rate		7.750-30.000	12.934
	1,570	Fair Valuation of Odd Lot Positions	Adjustment Factor		2.500	—
	9,411	Proxy Pricing	Base Price		42,417.783	—
Common Stocks
Communication Services	130	Reference Instrument	Stock Price w/Liquidity Discount		10.000	—
Energy	2,086	Indicative Market Quotation/Sales Indication	Broker Quote/Sales Proceeds	$/$	1.500/8.300	—
Financials	24,929	Comparable Companies	EBITDA Multiple	X	4.240	—
Industrials	24,076	Comparable Companies / Discounted Cash Flow	Revenue Multiple/EBITDA Multiple/Discount Rate	X/X /%	0.510/6.470/10.000	—
	38,181	Discounted Cash Flow	Discount Rate		13.740	—
	10,688	Indicative Market Quotation	Broker Quote	$	2.000-19.000	18.159
Utilities	22,870	Comparable Companies	EBITDA Multiple	X	3.920	—
	23	Discounted Cash Flow/Comparable Companies	Discount Rate/Revenue Multiple	%/X	20.750/0.500	—
Warrants
Financials	3	Option Pricing Model	Volatility		32.500	—

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2024	65

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

June 30, 2024

Category and Subcategory	Ending Balance at 06/30/2024	Valuation Technique	Unobservable Inputs		(% Unless Noted Otherwise)
					Input Value(s)	Weighted Average

Investments in Affiliates
Common Stocks
Financials	$83,800	Sum of the Parts/Discounted Cash Flow	Discount Rate/Mortality Assumption	$	15.323/2015 ANB VBT Mortality Table	—
Health Care	126,831	Comparable Companies	EBITDA Multiple		13.500	—
Financial Derivative Instruments - Liabilities
Over the counter	(4,705)	Indicative Market Quotation	Broker Quote		(33.810)	—

Total	$1,031,310

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2024 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Security type updated from Warrants to Common Stocks and sector type updated from Information Technology to Utilities since prior fiscal year end.
(4)	Sector type updated from Financials to Industrials since prior fiscal year end.
(5)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

66	PIMCO INTERVAL FUNDS	See Accompanying Notes

Notes to Financial Statements

June 30, 2024

1. ORGANIZATION

PIMCO Flexible Emerging Markets Income Fund and PIMCO Flexible Credit Income Fund (each a “Fund” and collectively the “Funds”) are each organized as closed-end management investment companies registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “Act”). PIMCO Flexible Emerging Markets Income Fund and PIMCO Flexible Credit Income Fund were each organized as Massachusetts business trusts on the dates shown in the table below. PIMCO Flexible Emerging Markets Income Fund commenced operations on March 15, 2022, and PIMCO Flexible Credit Income Fund commenced operations on February 22, 2017. Each Fund is a closed-end management investment company that continuously offers its shares (“Common Shares”) and is operated as an “interval fund.”

PIMCO Flexible Emerging Markets Income Fund currently offers Institutional Class Common Shares only. PIMCO Flexible Emerging Markets Income Fund is not offering Class A-1, Class A-2, Class A-3, or Class A-4 Common Shares for sale at this time. PIMCO Flexible Credit Income Fund currently offers five classes of Common Shares: Institutional Class, Class A-1, Class A-2, Class A-3 and Class A-4. Institutional Class, Class A-1 and Class A-3 Shares are sold at their offering price, which is net asset value (“NAV”) per share. Class A-2 and Class A-4 Shares are sold at a public offering price equal to their NAV plus an initial sales charge that varies depending on the size of the purchase, unless such purchase of Class A-2 and Class A-4 Shares is eligible for a waiver of the initial sales charge. Institutional Class Shares are offered for investment to investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and individuals that can meet the minimum investment amount. Class A-1, Class A-2, Class A-3 and Class A-4 Shares are primarily offered and sold to retail investors by broker-dealers which are members of the Financial Industry Regulatory Authority and which have agreements with the Distributor (as defined below), but may be available through other financial firms, including banks and trust companies and to specified benefit plans and other retirement accounts. Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) serves as each Fund’s investment manager.

Fund Name	Formation Date

PIMCO Flexible Emerging Markets Income Fund	March 4, 2021

PIMCO Flexible Credit Income Fund	October 25, 2016

Hereinafter, the Board of Trustees of the Funds shall be collectively referred to as the “Board.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

ANNUAL REPORT	JUNE 30, 2024	67

Notes to Financial Statements (Cont.)

(a) Securities Transactions and Investment Income Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as each Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable. A debt obligation may be granted, in certain situations, a contractual or non-contractual forbearance for interest payments that are expected to be paid after agreed upon pay dates.

(b) Foreign Taxes The Funds may be subject to foreign taxes on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable as of June 30, 2024, if any, are disclosed in the Statements of Assets and Liabilities.

(c) Foreign Currency Translation The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated

68	PIMCO INTERVAL FUNDS

June 30, 2024

securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(d) Multi-Class Operations Each class offered by each Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include initial sales load, supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share NAV of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(e) Distributions — Common Shares The following table shows the anticipated frequency of distributions from net investment income to common shareholders.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO Flexible Emerging Markets Income Fund	Daily	Monthly

PIMCO Flexible Credit Income Fund	Daily	Monthly

Each Fund intends to distribute each year substantially all of its net investment income and net short-term capital gains. In addition, at least annually, each Fund intends to distribute net realized long-term capital gains not previously distributed, if any. A Fund may revise its distribution policy or postpone the payment of distributions at any time.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

The Funds may invest in one or more wholly-owned subsidiaries (each a “Subsidiary” and collectively the “Subsidiaries”) that are treated as disregarded entities for U.S. federal income tax purposes. In the case of a Subsidiary that is so treated, for U.S. federal income tax purposes, (i) the Fund is

ANNUAL REPORT	JUNE 30, 2024	69

Notes to Financial Statements (Cont.)

treated as owning the Subsidiary’s assets directly; (ii) any income, gain, loss, deduction or other tax items arising in respect of the Subsidiary’s assets will be treated as if they are realized or incurred, as applicable, directly by the Fund; and (iii) distributions, if any, the Fund receives from the Subsidiary will have no effect on the Fund’s U.S. federal income tax liability.

Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable) and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where a Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(f) New Accounting Pronouncements and Regulatory Updates In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020-04, Reference Rate Reform (Topic 848), which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occurred or will occur during the period March 12, 2020 through December 31, 2024. In January 2021 and December 2022, FASB issued ASU 2021-01 and ASU 2022-06, which include additional amendments to Topic 848. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Funds’ financial statements.

70	PIMCO INTERVAL FUNDS

June 30, 2024

In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 is for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. Management has implemented changes in connection with the amendments and has determined that there was no material impact to the Funds’ financial statements.

The U.S. Securities and Exchange Commission (“SEC”) made a final ruling on February 15, 2023 to adopt proposed amendments to the Settlement Cycle Rule (Rule 15c6-1) and other related rules under the Securities Exchange Act of 1934, as amended, to shorten the standard settlement cycle for most broker-dealer transactions from two business days after the trade date (T+2) to one business day after the trade date (T+1). The effective date was May 5, 2023, and compliance with the amendments is required as of May 28, 2024. Management has implemented changes in connection with the rule and has determined that there was no material impact to the Funds’ financial statements.

In September 2023, the SEC adopted amendments to Rule 35d-1 under the Act, the rule governing fund naming conventions (the “Names Rule”). In general, the Names Rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule to include any term used in a fund name that suggests the fund makes investments that have, or whose issuers have, particular characteristics. Additionally, the amendments modify the circumstances under which a fund may deviate from its 80% investment policy and address the calculation methodology of derivatives instruments for purposes of the rule. The amendments became effective December 11, 2023, and fund groups with $1 billion or more in net assets will have 24 months to comply with the amendments (fund groups with net assets of less than $1 billion have 30 months to comply).

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The NAV of a Fund’s shares, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Funds’ shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. Each Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business,

ANNUAL REPORT	JUNE 30, 2024	71

Notes to Financial Statements (Cont.)

each Fund may calculate its NAV as of the NYSE Close for such day or such other time that a Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that a Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for each Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund portfolio investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Exchange traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments.

72	PIMCO INTERVAL FUNDS

June 30, 2024

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when a Fund is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that a Fund is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in a Fund’s next calculated NAV.

Whole loans may be fair valued using inputs that take into account borrower- or loan-level data (e.g., credit risk of the borrower) that is updated periodically throughout the life of each individual loan; any new borrower- or loan-level data received in written reports periodically by a Fund normally will be taken into account in calculating the NAV. A Fund’s whole loan investments, including those originated by a Fund or through an alternative lending platform, generally are fair valued in accordance with procedures approved by the Board.

Fair valuation may require subjective determinations about the value of a security. While the Funds’ and Valuation Designee’s policies and procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, a Fund cannot ensure that fair values accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

Under certain circumstances, the per share NAV of a class of a Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

ANNUAL REPORT	JUNE 30, 2024	73

Notes to Financial Statements (Cont.)

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

Transfers from Level 1 to Level 3 are a result of a change from the use of an exchange traded price or a trade price on the initial purchase date (Level 1) to the use of a valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market based data (Level 3).

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Sources (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Sources or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and, if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

74	PIMCO INTERVAL FUNDS

June 30, 2024

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, non-U.S. bonds and short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

ANNUAL REPORT	JUNE 30, 2024	75

Notes to Financial Statements (Cont.)

Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE Close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indexes, reference rates and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indexes, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indexes, reference rates and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

76	PIMCO INTERVAL FUNDS

June 30, 2024

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indexes, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source or input of the reference instrument.

Expected recovery valuation estimates that the fair value of an existing asset can be recovered, net of any liability. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Comparable Companies model is based on application of valuation multiples from publicly traded comparable companies to the financials of the subject company. Adjustments may be made to the market-derived valuation multiples based on differences between the comparable companies and the subject company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Option Pricing Model is a commonly accepted method of allocating enterprise value across a capital structure. The method may be utilized when a capital structure includes multiple instruments with varying rights and preferences, there is no short term exit horizon, the nature of an exit event is unknown, or if the enterprise value is not sufficient to cover outstanding debt and preferred claims. The Option Pricing Model can also be used as a method to estimate enterprise value by `backsolving’ if there are recent indicative transactions for securities with the same issuer. The Option Pricing Model uses Black-Scholes option pricing, a generally accepted option model typically used to value call options, puts, warrants, and convertible preferred securities. Significant changes in unobservable inputs would result in direct changes in the fair value of the security. These securities are categorized as level 3 of the fair value hierarchy.

The Sum-of-the-Parts model is typically used when an investment or subject company has two or more separate and distinct assets that would each require its own valuation methodology, typically an income or market approach. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Securities may be valued based on purchase prices of privately negotiated transactions. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

ANNUAL REPORT	JUNE 30, 2024	77

Notes to Financial Statements (Cont.)

Securities that are smaller in size than institutional-sized or round lot positions of the particular security/instrument type may apply an adjustment factor to the daily vendor-provided price for the corresponding round lot position to arrive at a fair value for the applicable odd lot positions. The adjustment factor is determined by comparing the prices of internal trades with vendor prices, calculating the weighted average differences, and using that difference as an adjustment factor to vendor prices. These securities are categorized as Level 3 of the fair value hierarchy. Short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price. When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act, rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the Funds’ transactions in and earnings from investments in the affiliated funds for the period ended June 30, 2024 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Fund Name	Market Value 06/30/2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2024	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Flexible Credit Income Fund	$0	$1,530,993	$(1,174,800)	$86	$71	$356,350	$10,139	$0

PIMCO Flexible Emerging Markets Income Fund	0	8,318	(7,399)	0	0	919	17	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions – Common Shares, in the Notes to Financial Statements for more information

78	PIMCO INTERVAL FUNDS

June 30, 2024

An affiliate includes any company in which a Fund owns 5% or more of the company’s outstanding voting shares. The table below represents transactions in and earnings from these affiliated issuers for the period ended June 30, 2024 (amounts in thousands†, except number of shares).

PIMCO Flexible Credit Income Fund

Security Name	Market Value at 06/30/2023	Purchases at cost	Proceeds from Sale	Net Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value at 06/30/2024	Dividend Income	Shares Held at 06/30/2024

Amsurg Equity	$0	$107,055	$0	$0	$19,776	$126,831	$0	2,562,021

Market Garden Dogwood LLC	0	85,000	0	0	(1,200)	83,800	0	85,000,000

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Bank Obligations in which a Fund may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against Funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

Loans and Other Indebtedness, Loan Participations and Assignments are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental or other borrowers. A Fund’s investments in loans may be in the form of direct investments, participations in loans or assignments of all or a portion of loans from third parties or exposure to investments in loans through investments in a mutual fund or other pooled investment vehicle. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement.

In the event of the insolvency of the agent selling a participation, a Fund may be treated as a general creditor of the agent and may not benefit from any set-off between the agent and the borrower. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

ANNUAL REPORT	JUNE 30, 2024	79

Notes to Financial Statements (Cont.)

Investments in loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below investment grade securities. The Funds may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans.

Additionally, because loans are not ordinarily registered with the SEC or any state securities commission or listed on any securities exchange, there is usually less publicly available information about such instruments. In addition, loans may not be considered “securities” for purposes of the anti-fraud provisions under the federal securities laws and, as a result, as a purchaser of these instruments, a Fund may not be entitled to the anti-fraud protections of the federal securities laws. In the course of investing in such instruments, a Fund may come into possession of material nonpublic information and, because of prohibitions on trading in securities of issuers while in possession of such information, the Fund may be unable to enter into a transaction in a publicly-traded security of that issuer when it would otherwise be advantageous for the Fund to do so. Alternatively, a Fund may choose not to receive material nonpublic information about an issuer of such loans, with the result that the Fund may have less information about such issuers than other investors who transact in such assets.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

The Funds may also seek to originate loans, including, without limitation, residential and/or commercial real estate or mortgage-related loans, consumer loans or other types of loans, which may be in the form of whole loans, secured and unsecured notes, senior and second lien loans, mezzanine loans or similar investments. The Funds may originate loans to corporations and/or other legal entities and individuals, including foreign (non-U.S.) entities and individuals.

The Funds may acquire residential mortgage loans and unsecured consumer loans through a Subsidiary. Subsidiaries directly holding a beneficial interest in loans will be formed as domestic common law or statutory trusts with a federally chartered bank serving as trustee. Each such Subsidiary will hold the beneficial interests of loans and the federally chartered bank acting as trustee will hold legal title to the loans for the benefit of the Subsidiary and/or the trust’s beneficial owners (i.e., the Funds or its direct or indirect fully-owned subsidiary). State licensing laws typically exempt federally chartered banks from their licensing requirements, and federally chartered banks may also benefit from federal preemption of state laws, including any licensing requirements. The use of common law or statutory trusts with a federally chartered bank serving as trustee is intended

80	PIMCO INTERVAL FUNDS

June 30, 2024

to address any state licensing requirements that may be applicable to purchasers or holders of loans, including state licensing requirements related to foreclosure. The Funds believe that such direct or indirect fully-owned Subsidiaries will not be treated as associations or publicly traded partnerships taxable as corporations for U.S. federal income tax purposes, and that therefore, the Subsidiaries will not be subject to U.S. federal income tax at the subsidiary level. Investments in residential mortgage loans or unsecured consumer loans through entities that are not so treated can potentially be limited by the Funds’ intention to qualify as a regulated investment company, and limit the Funds’ ability to qualify as such.

If the Funds or its Subsidiaries are required to be licensed in any particular jurisdiction in order to acquire, hold, dispose or foreclose loans, obtaining the required license may not be viable (because, for example, it is not possible or practical) and the Funds or its Subsidiary may be unable to restructure its holdings to address the licensing requirement. In that case, the Funds or its Subsidiary may be forced to cease activities involving the affected loans, or may be forced to sell such loans. If a state regulator or court were to determine that the Funds or its Subsidiary acquired, held or foreclosed a loan without a required state license, the Funds or its Subsidiary could be subject to penalties or other sanctions, prohibited or restricted in its ability to enforce its rights under the loan, or subject to litigation risk or other losses or damages.

Investments in loans may include unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. Because investing in unfunded loan commitments creates a future obligation for a Fund to provide funding to a borrower upon demand in exchange for a fee, the Fund will segregate or earmark liquid assets with the Fund’s custodian in amounts sufficient to satisfy any such future obligations. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments, if any, are reflected as a liability on the Statements of Assets and Liabilities.

Insurance-Linked Investments include, for example, insurance-linked instruments and similar investments, such as event-linked bonds, such as catastrophe and resilience bonds, and securities relating to life insurance policies, annuity contracts and premium finance loans. The aforementioned instruments may include life settlement contracts and longevity and mortality investments. In a life settlement contract, a life insurance policy owner transfers his or her policy at a discount to its face value (the amount that is payable upon the death of the insured) in return for an immediate cash settlement. The longer the insured lives, the lower the Fund’s rate of return on the policy. The terms of a longevity bond typically provide that the investor in the bond will receive less than the bond’s par amount at maturity if the actual average longevity (life span) of a specified population of people observed over a specified period of time (typically measured by a longevity index) is higher than a specified level. If longevity is higher than expected, the bond will return less than its par amount at

ANNUAL REPORT	JUNE 30, 2024	81

Notes to Financial Statements (Cont.)

maturity. A mortality bond, in contrast to a longevity bond, typically provides that the investor in the bond will receive less than the bond’s par amount at maturity if the mortality rate of a specified population of people observed over a specified period of time (typically measured by a mortality index) is higher than a specified level. During their term, both longevity bonds and mortality bonds typically pay a floating rate of interest to investors.

Mortgage-Related and Other Asset-Backed Securities directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities typically provide a monthly payment which consists of both principal and interest payments. Interest may be determined by fixed or adjustable rates. In times of declining interest rates, there is a greater likelihood that a Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases, syndicated bank loans, peer-to-peer loans and litigation finance loans. The Funds may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is typically backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe

82	PIMCO INTERVAL FUNDS

June 30, 2024

circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) risks related to the capability of the servicer of the securitized assets, (iv) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, (v) the structure and complexity of the transaction and the legal documents may not be fully understood at the time of investment and could lead to disputes with the issuer or among investors regarding the characterization of proceeds or unexpected investment results, and (vi) the CDO’s manager may perform poorly.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, a Fund may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass-through structure that includes PAC securities must also have support tranches — known as support bonds, companion bonds or non-PAC bonds — which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. A Fund may invest in various tranches of CMO bonds, including support bonds and equity or “first loss” tranches (see “Collateralized Debt Obligations” above).

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all

ANNUAL REPORT	JUNE 30, 2024	83

Notes to Financial Statements (Cont.)

of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Funds may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO class, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Restricted Investments are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except

84	PIMCO INTERVAL FUNDS

June 30, 2024

for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds as of June 30, 2024, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC is a government sponsored corporation that issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

Warrants are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt

ANNUAL REPORT	JUNE 30, 2024	85

Notes to Financial Statements (Cont.)

obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by a Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians (in the case of tri-party repurchase agreements) and in certain instances will remain in custody with the counterparty. Traditionally, a Fund has used bilateral repurchase agreements wherein the underlying securities will be held by a Fund’s custodian. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to a Fund.

(b) Reverse Repurchase Agreements In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by a Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in

86	PIMCO INTERVAL FUNDS

June 30, 2024

interest income to the Fund. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price.

(c) Sale-Buybacks A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is

ANNUAL REPORT	JUNE 30, 2024	87

Notes to Financial Statements (Cont.)

recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. The contractual obligations of a buyer or seller of a forward foreign currency contract may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. Although forwards may be intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by a Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Swap Agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third-party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of

88	PIMCO INTERVAL FUNDS

June 30, 2024

centrally cleared swaps, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of a Fund’s investment policy adopted pursuant to Rule 35d-1 under the Act (if any), the Fund will account for derivative instruments at market value. For purposes of applying a Fund’s other investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may fail to perform or meet an obligation or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC

ANNUAL REPORT	JUNE 30, 2024	89

Notes to Financial Statements (Cont.)

swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. Unlike credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury

90	PIMCO INTERVAL FUNDS

June 30, 2024

issues, deliverable obligations in most instances would be limited to the specific referenced obligation, or in some cases, specific tranches of the specified reference obligation, as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indexes involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indexes are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indexes may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets and/or various credit ratings within each sector. Credit indexes are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indexes changes periodically, usually every six months, and for most indexes, each name has an equal weight in the index. Credit default swaps on credit indexes may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indexes are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indexes, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement

ANNUAL REPORT	JUNE 30, 2024	91

Notes to Financial Statements (Cont.)

outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

92	PIMCO INTERVAL FUNDS

June 30, 2024

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

Principal risks associated with investment in the Funds are listed below.

Please see “Principal Risks of the Fund” in each Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

	PIMCO Flexible Emerging Markets Income Fund (EMFLX)	PIMCO Flexible Credit Income Fund (PFLEX)

Asset Allocation	X	X

Call	X	X

Confidential Information Access	X	X

Contingent Convertible Securities	X	X

Convertible Securities	X	X

Corporate Debt Securities	X	X

Counterparty	X	X

“Covenant-Lite” Obligations	X	X

Credit Default Swaps	X	X

Credit	X	X

Currency	X	X

Cyber Security	X	X

Derivatives	X	X

Distressed and Defaulted Securities	X	X

Distribution Rate	X	X

Emerging Markets	X	X

Equity	X	X

Focused Investment	X	X

Foreign (Non-U.S.) Government Securities	—	X

Foreign (Non-U.S.) Investment	X	X

Foreign Loan Originations	X	X

High Yield Securities	X	X

Inflation/Deflation	X	X

Interest Rate	X	X

Investments in REITS	—	X

Issuer	X	X

Large Shareholder	X	X

Leverage	X	X

Liquidity	X	X

Loans and Other Indebtedness; Loan Participations and Assignments	X	X

Loan Origination	X	X

Management	X	X

Market	X	X

Market Disruptions	X	X

Mortgage-Related and Other Asset-Backed Instruments	X	X

Municipal Bond	X	X

New/Small Fund	X	—

ANNUAL REPORT	JUNE 30, 2024	93

Notes to Financial Statements (Cont.)

	PIMCO Flexible Emerging Markets Income Fund (EMFLX)	PIMCO Flexible Credit Income Fund (PFLEX)

Non-Diversification	X	—

Operational	X	X

Other Investment Companies	—	X

Platform	X	X

Portfolio Turnover	X	X

Potential Conflicts of Interest - Allocation of Investment Opportunities	X	X

Privacy and Data Security	X	X

Private Commercial Real Estate Risk	—	X

Private-Issued Mortgage-Related Securities	X	X

Private Placement	X	X

Real Estate	X	X

Real Estate Joint Venture Risk	—	X

Regulatory Changes	X	X

Regulatory — LIBOR	X	X

Reinvestment	X	X

REIT Subsidiary	—	X

Repurchase Agreements	X	X

Repurchase Offers	X	X

Senior Debt	X	X

Short Exposure	X	X

Sovereign Debt	X	X

Special Purpose Acquisition Companies (“SPACs”)	—	X

Structured Investments	X	X

Subprime	X	X

Subsidiary	X	X

Tax	X	X

U.S. Government Securities	X	X

Valuation	X	X

Zero-Coupon Bond, Step-Ups and Payment-in-Kind Securities	X	X

Asset Allocation Risk is the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions. A Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Call Risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, a Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

94	PIMCO INTERVAL FUNDS

June 30, 2024

Confidential Information Access Risk is the risk that, in managing a Fund (and other PIMCO clients), PIMCO may from time to time have the opportunity to receive material, non-public information (“Confidential Information”) about the issuers of certain investments, including, without limitation, senior floating rate loans, other loans and related investments being considered for acquisition by a Fund or held in the Fund’s portfolio. If PIMCO intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to purchase or sell investments to which such Confidential Information relates.

Contingent Convertible Securities Risk is the risk of investing in contingent convertible securities, including the risk that interest payments will be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of a Fund’s investment becoming further subordinated as a result of conversion from debt to equity, the risk that the principal amount due can be written down to a lesser amount (including potentially to zero), and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to a Fund.

Convertible Securities Risk is the risk that the market values of convertible securities may decline as interest rates increase and, conversely, may increase as interest rates decline. A convertible security’s market value, however, tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer’s convertible securities generally entail less risk than its common stock but more risk than its debt obligations. Convertible securities are often rated below investment grade or not rated.

Corporate Debt Securities Risk is the risk that the market value of a corporate debt security may be affected by factors directly relating to the issuer and that the issuers of corporate debt securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The market value of corporate debt securities generally may be expected to rise and fall inversely with interest rates. In addition, certain corporate debt securities may be highly customized and as a result may be subject to, among others, liquidity and valuation/pricing transparency risks.

Counterparty Risk is the risk that a Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into by the Fund or held by special purpose or structured vehicles in which the Fund invests. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery (including recovery of any collateral it has provided to the counterparty) in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy, or other analogous proceeding.

ANNUAL REPORT	JUNE 30, 2024	95

Notes to Financial Statements (Cont.)

“Covenant-Lite” Obligations Risk is the risk that covenant-lite obligations contain fewer maintenance covenants than other obligations, or no maintenance covenants, and may not include terms that allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. Covenant-lite loans may carry more risk than traditional loans as they allow individuals and corporations to engage in activities that would otherwise be difficult or impossible under a covenant-heavy loan agreement. In the event of default, covenant-lite loans may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower prior to default.

Credit Default Swaps Risk is the risk of investing in credit default swaps, including illiquidity risk, counterparty risk, leverage risk and credit risk. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller (if any), coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. When a Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein. As the seller, a Fund would receive a stream of payments over the term of the swap agreement provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. A Fund would effectively add leverage to its portfolio because, if a default occurs, the stream of payments may stop and, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap. In addition, selling credit default swaps may not be profitable for a Fund if no secondary market exists or the Fund is otherwise unable to close out these transactions at advantageous times.

Credit Risk is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security (including a security purchased with securities lending collateral), the counterparty to a derivatives contract, or the issuer or guarantor of collateral, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments or to otherwise honor its financial obligations. The risk that such issuer, guarantor or counterparty is less willing or able to do so is heightened in market environments where interest rates are rising. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Currency Risk is the risk that investments denominated in foreign (non-U.S.) currencies or that trade in and receive revenues in, foreign (non-U.S.) currencies, or derivatives or other instruments that provide exposure to foreign (non-U.S.) currencies may decline in value, due to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Cyber Security Risk is the risk that, as the use of technology, including cloud-based technology, has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events from outside threat actors or internal resources that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction, lose operational capacity, result in the

96	PIMCO INTERVAL FUNDS

June 30, 2024

unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third-party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

There is also a risk that cyber security breaches may not be detected. A Fund and its shareholders may suffer losses as a result of a cyber security breach related to the Fund, its service providers, trading counterparties or the issuers in which the Fund invests.

Derivatives Risk is the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks and valuation complexity. Changes in the value of a derivative or other similar investment may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for a Fund. A Fund’s use of derivatives or other similar investments may result in losses to a Fund, a reduction in a Fund’s returns and/ or increased volatility. Non-centrally-cleared over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker, or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and a Fund’s performance.

Distressed and Defaulted Securities Risk is the risk of investing in the securities of financially distressed issuers, including the risk of default. These securities may fluctuate more in price and are typically less liquid. Distressed securities generally trade significantly below “par” or fall value. A Fund also will be subject to significant uncertainty as to when, and in what manner, and for what value obligations evidenced by securities of financially distressed issuers will eventually be satisfied.

Distribution Rate Risk is the risk that the Fund’s distribution rate may be affected by numerous factors, including but not limited to changes in realized and projected market returns, fluctuations in market interest rates, Fund performance, and other factors. There can be no assurance that a change in market conditions or other factors will not result in a change in a Fund’s distribution rate or that the rate will be sustainable in the future.

ANNUAL REPORT	JUNE 30, 2024	97

Notes to Financial Statements (Cont.)

Emerging Markets Risk is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Equity Risk is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Focused Investment Risk is the risk that, to the extent that a Fund focuses its investments in a particular industry, country or geographic region, the NAV of its common shares will be more susceptible to events or factors affecting companies in that industry, country or geographic region.

Foreign (Non-U.S.) Government Securities Risk is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Foreign (Non-U.S.) Investment Risk is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, unstable governments, decreased market liquidity, currency blockage, political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign (non-U.S.) securities may also be less liquid (particularly during market closures due to local holidays or other reasons) and more difficult to value than securities of U.S. issuers.

Foreign Loan Originations Risk is the risk associated with a Fund originating loans to foreign entities and individuals, including foreign (non-U.S.) and emerging market entities and individuals, which may involve risks not ordinarily associated with exposure to loans to U.S. entities and individuals due to more or less governmental supervision and regulation than exists in the U.S. Due to differences in legal systems, there may be difficulty in obtaining or enforcing a court judgment outside the U.S. In addition, to the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on a Fund. A Fund’s loans to foreign entities and individuals may be subject to risks of increased transaction costs, potential delays in settlement or unfavorable differences between the U.S. economy and foreign economies.

High Yield Securities Risk is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks, including the risk that a court will subordinate high yield senior debt to other debt of the issuer or take other actions detrimental to holders of the senior debt. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Inflation/Deflation Risk is the risk that the value of assets or income from a Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation

98	PIMCO INTERVAL FUNDS

June 30, 2024

increases, the real value of the Fund’s portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a Fund’s portfolio and common shares.

Interest Rate Risk is the risk that fixed income securities and other instruments in a Fund’s portfolio will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Investments in REITs Risk is the risk that an investment in a REIT, or in a real estate linked derivative instrument linked to the value of a REIT, is subject to the risks that impact the value of the underlying properties of the REIT. These risks include loss to casualty or condemnation, and changes in supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. Other factors that may adversely affect REITs include poor performance by management of the REIT, changes to the tax laws, or failure by the REIT to qualify for favorable tax treatment.

Issuer Risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, major litigation, investigations or other controversies, changes in financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives, financial leverage, reputation or reduced demand for the issuer’s goods or services.

Large Shareholder Risk is the risk that, to the extent a large proportion of the Common Shares are held by a small number of shareholders (or a single shareholder), including affiliates of the Investment Manager, a Fund may be adversely impacted if such shareholders purchase or request repurchases of large amounts of Common Shares. For example, it is possible that in response to a repurchase offer, the total amount of Common Shares tendered by a small number of shareholders (or a single shareholder) may exceed the number of Common Shares that a Fund has offered to repurchase. If a repurchase offer is oversubscribed, a Fund will repurchase only a pro rata portion of the Common Shares tendered by each shareholder. In addition, substantial repurchases of Common Shares could result in a decrease in a Fund’s net assets, resulting in an increase in a Fund’s total annual operating expense ratio.

Leverage Risk is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. Leveraging transactions pursued by a Fund may increase its duration and sensitivity to interest rate movements. This means that leverage entails a heightened risk of loss.

Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or possibly require the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities. Additionally,

ANNUAL REPORT	JUNE 30, 2024	99

Notes to Financial Statements (Cont.)

the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer.

Loan Origination Risk is the risk associated with the fact that a Fund may also seek to originate loans, including, without limitation, residential and/or commercial real estate or mortgage-related loans, consumer loans or other types of loans, which may be in the form of whole loans, secured and unsecured notes, senior and second lien loans, mezzanine loans, bridge loans or similar investments. A Fund may originate loans to corporations and/or other legal entities and individuals, including foreign (non-U.S.) entities and individuals. Such borrowers may have credit ratings that are determined by one or more NRSROs or PIMCO to be below investment grade. This may include loans to public or private firms or individuals, such as in connection with housing development projects. The loans the Fund invests in or originates may vary in maturity and/or duration. The Fund is not limited in the amount, size or type of loans it may invest in and/or originate, including with respect to a single borrower or with respect to borrowers that are determined to be below investment grade, other than pursuant to any applicable law. The Fund’s investment in or origination of loans may also be limited by the requirements the Fund intends to observe under Subchapter M of the Code in order to qualify as a RIC. A Fund may subsequently offer such investments for sale to third parties; provided, that there is no assurance that a Fund will complete the sale of such an investment. If a Fund is unable to sell, assign or successfully close transactions for the loans that it originates, a Fund will be forced to hold its interest in such loans for an indeterminate period of time. This could result in a Fund’s investments having high exposure to certain borrowers. A Fund will be responsible for the expenses associated with originating a loan (whether or not consummated). This may include significant legal and due diligence expenses, which will be indirectly borne by a Fund and Common Shareholders.

Loans and Other Indebtedness; Loan Participations and Assignments Risk is the risk that scheduled interest or principal payments will not be made in a timely manner or at all, either of which may adversely affect the values of a loan. Additionally, there is a risk that the collateral underlying a loan may be unavailable or insufficient to satisfy a borrower’s obligation, and the Fund could become part owner of any collateral if a loan is foreclosed, subjecting a Fund to costs associated with owning and disposing of the collateral. In the event of the insolvency of the lender selling a participation, there is a risk that a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

If a loan is foreclosed, the Fund may become owner of the loan’s collateral. The Fund may bear the costs and liabilities associated with owning and holding or disposing of the collateral.

There is the risk that a Fund may have difficulty disposing of loans and loan participations due to the lack of a liquid secondary market for loans and loan participations. To the extent a Fund acquires loans, including bank loans, a Fund may be subject to greater levels of credit risk, call risk, settlement risk and liquidity risk than funds that do not acquire such instruments.

Management Risk is the risk that the investment techniques and risk analyses applied by PIMCO, including the use of quantitative models or methods, will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio

100	PIMCO INTERVAL FUNDS

June 30, 2024

managers in connection with managing a Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

Market Risk is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably due to factors affecting securities markets generally or particular industries or companies.

Market Disruptions Risk is the risk of investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, military conflicts, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), bank failures and natural/environmental disasters, climate-change and climate related events, which can all negatively impact the securities markets, and cause a Fund to lose value. Furthermore, events involving limited liquidity, defaults, non-performance or other adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, have in the past and may in the future lead to market-wide liquidity problems. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund.

Mortgage-Related and Other Asset-Backed Instruments Risk is the risk associated with the fact that a Fund may invest in mortgage-related assets, which may include but are not limited to, any security, instrument or other asset that is related to U.S. or non-U.S. mortgages, including those issued by private originators or issuers, or issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or by non-U.S. governments or authorities, such as, without limitation, assets representing interests in, collateralized or backed by, or whose values are determined in whole or in part by reference to any number of mortgages or pools of mortgages or the payment experience of such mortgages or pools of mortgages, including Real Estate Mortgage Investment Conduits (“REMICs”), which could include resecuritizations of REMICs (“Re-REMICs”), mortgage pass-through securities, inverse floaters, collateralized mortgage obligations, collateralized loan obligations, multiclass pass-through securities, private mortgage pass-through securities, stripped mortgage securities (generally interest-only and principal-only securities), mortgage-related asset backed securities and mortgage-related loans (including through participations, assignments, originations and whole loans), including commercial and residential mortgage loans. Exposures to mortgage-related assets through derivatives or other financial instruments will be considered investments in mortgage-related assets.

Municipal Bond Risk is the risk that a Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”) to pay interest or repay principal.

New/Small Fund Risk is the risk that a new or smaller fund’s performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited

ANNUAL REPORT	JUNE 30, 2024	101

Notes to Financial Statements (Cont.)

operating histories for investors to evaluate and new and smaller funds may not attract sufficient assets to achieve investment and trading efficiencies.

Non-Diversification Risk is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

Operational Risk is the risk arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Other Investment Companies Risk is the risk that Common Shareholders may be subject to duplicative expenses to the extent a Fund invests in other investment companies. In addition, these other investment companies may utilize leverage, in which case an investment would subject the Fund to additional risks associated with leverage.

Platform Risk is the risk resulting from the fact that the Alt Lending ABS in which a Fund invests are typically not listed on any securities exchange and not registered under the Securities Act. In addition, a Fund anticipates that these instruments may only be sold to a limited number of investors and may have a limited or non-existent secondary market. Accordingly, a Fund currently expects that certain of the investments in Alt Lending ABS will face heightened levels of liquidity risk. Although currently, there is generally no active reliable, secondary market for certain Alt Lending ABS, a secondary market for these Alt Lending ABS may develop. If a Fund purchases Alt Lending ABS on an alternative lending platform, the Fund will have the right to receive principal and interest payments due on loans underlying the Alt Lending ABS only if the platform servicing the loans receives the borrower’s payments on such loans and passes such payments through to a Fund. If a borrower is unable or fails to make payments on a loan for any reason, a Fund may be greatly limited in its ability to recover any outstanding principal or interest due, as (among other reasons) a Fund may not have direct recourse against the borrower or may otherwise be limited in its ability to directly enforce its rights under the loan, whether through the borrower or the platform through which such loan was originated. For example, the loan may be unsecured or under-collateralized and/or it may be impracticable to commence a legal proceeding against the defaulting borrower.

Portfolio Turnover Risk is the risk that a high portfolio turnover will result in greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may result in realization of taxable capital gains (including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates when distributed net of short-term capital losses and net long-term capital losses) and may adversely affect the Fund’s after-tax returns.

102	PIMCO INTERVAL FUNDS

June 30, 2024

Potential Conflicts of Interest Risk — Allocation of Investment Opportunities is the risk that PIMCO’s or any of its affiliate’s interests or the interests of its clients may conflict with those of the Funds and the results of a Fund’s investment activities may differ from those of the Fund’s affiliates, or another account managed by PIMCO or its affiliates, and it is possible that a Fund could sustain losses during periods in which one or more of the Fund’s affiliates and/or other accounts managed by PIMCO or its affiliates, including proprietary accounts, achieve profits on their trading.

Privacy and Data Security Risk is the risk resulting from the fact that the Gramm-Leach-Bliley Act (“GLBA”) and other laws limit the disclosure of certain non-public personal information about a consumer to non-affiliated third parties and require financial institutions to disclose certain privacy policies and practices with respect to information sharing with both affiliates and non-affiliated third parties. Many states and a number of non-U.S. jurisdictions have enacted privacy and data security laws requiring safeguards on the privacy and security of consumers’ personally identifiable information. Other laws deal with obligations to safeguard and dispose of private information in a manner designed to avoid its dissemination. Privacy rules adopted by the U.S. Federal Trade Commission and the SEC implement GLBA and other requirements and govern the disclosure of consumer financial information by certain financial institutions, ranging from banks to private investment funds. U.S. platforms following certain models generally are required to have privacy policies that conform to these GLBA and other requirements. In addition, such platforms typically have policies and procedures intended to maintain platform participants’ personal information securely and dispose of it properly.

Privately-Issued Mortgage-Related Securities Risk is the risk of nonpayment because there are no direct or indirect government or agency guarantees of payments in the pools created by non-governmental issuers.

Private Placements Risk is the risk that securities received in a private placement may be subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities. Therefore, a Fund may be unable to dispose of such securities when it desires to do so, or at the most favorable time or price. Private placements may also raise valuation risks.

Private Commercial Real Estate Risk is the risk that exposure to private commercial real estate comes with a variety of risks, including lease defaults, terminations by one or more tenants or landlord-tenant disputes that may reduce the revenues and net income from investments in U.S. and non-U.S. real estate investments through one or more controlled subsidiaries structured as real estate investment trusts (each a “REIT Subsidiary”), which would reduce the amount of income payable by the REIT Subsidiary to the Fund. Any of these situations may result in extended periods during which there is a significant decline in revenues or no revenues generated by a property. If this occurred, it could adversely affect a Fund’s performance.

Real Estate Risk is the risk associated with investing in real estate investments, including investments in equity or debt securities issued by private and public REITs, real estate operating companies (“REOCs”), private or public real estate-related loans and real estate-linked derivative instruments. A Fund will be subject to the risks associated with owning real estate and with the real estate industry generally.

ANNUAL REPORT	JUNE 30, 2024	103

Notes to Financial Statements (Cont.)

Real Estate Joint Venture Risk is the risk that in joint ventures with third parties to make investments, the investments in U.S. and non-U.S. real estate investments through one or more REIT Subsidiaries would generally share control with the third-party partner (for example, the REIT Subsidiary may have approval rights over some or all of the joint venture’s activities, and in limited circumstances that do not amount to primary control of the joint venture, may have the ability to require that the joint venture take specific actions), even though the REIT Subsidiary may hold a majority of the economic interests of a joint venture.

Regulatory Changes Risk is the risk associated with the fact that financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and /or preclude the Fund’s ability to achieve its investment objectives. Government regulation may change frequently and may have significant adverse consequences. A Fund and the Investment Manager have historically been eligible for exemptions from certain regulations. However, there is no assurance that a Fund and PIMCO will continue to be eligible for such exemptions. Moreover, government regulation may have unpredictable and unintended effects.

Regulatory Risk — LIBOR is the risk related to the discontinuation and replacement of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely or relied in the past in some fashion upon LIBOR. Although the transition process away from LIBOR for most instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or the continued use of LIBOR on a Fund, or on certain instruments in which a Fund invests, which can be difficult to ascertain and could result in losses to a Fund.

Reinvestment Risk is the risk that income from a Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. A Fund also may choose to sell higher yielding portfolio securities and to purchase lower yielding securities to achieve greater portfolio diversification, because the portfolio managers believe the current holdings are overvalued or for other investment- related reasons.

REIT Subsidiary Risk is the risk that investments in U.S. and non-U.S. real estate investments through one or more REIT Subsidiaries are subject to risks associated with the direct ownership of real estate. REIT Subsidiaries may be affected by changes in the real estate markets generally as well as changes in the values of any properties owned by the REIT Subsidiaries or securing any mortgages owned by the REIT Subsidiaries (which changes in value could be influenced by market conditions for real estate in general or fluctuations in the value of rights to natural resources appurtenant to the properties held by the REIT Subsidiaries).

Repurchase Agreements Risk is the risk that, if the party agreeing to repurchase a security should default, a Fund will seek to sell the securities which it holds, which could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Repurchase Offers Risk is the risk that results from the fact that the Funds are “interval funds” and, in order to provide liquidity to shareholders, the Funds, subject to applicable law, intend to conduct

104	PIMCO INTERVAL FUNDS

June 30, 2024

quarterly repurchase offers of the Fund’s outstanding Common Shares at NAV, subject to approval of the Board. The Funds believe that these repurchase offers are generally beneficial to each Fund’s shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of a Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of a Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objectives.

Senior Debt Risk is the risk that a Fund may be subject to greater levels of credit risk than funds that do not invest in below investment grade senior debt. A Fund may also be subject to greater levels of liquidity risk than funds that do not invest in senior debt. Restrictions on transfers in loan agreements, a lack of publicly available information and other factors may, in certain instances, make senior debt more difficult to sell at an advantageous time or price than other types of securities or instruments.

Short Exposure Risk is the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to the Fund.

Sovereign Debt Risk is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Special Purpose Acquisition Companies (“SPACs”) Risk is the risk that, because SPACs and similar entities are in essence “blank check” companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. A SPAC’s structure may result in significant dilution of a stockholder’s share value immediately upon the completion of a business combination due to, among other reasons, interests held by the SPAC sponsor, conversion of warrants into additional shares, shares issued in connection with a business combination and/or certain embedded costs. There is no guarantee that the SPACs in which a Fund invests will complete an acquisition or that any acquisitions that are completed will be profitable. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

Structured Investments Risk is the risk that a Fund’s investment in structured products, including structured notes, credit-linked notes and other types of structured products, bear the risks of the underlying investments, index or reference obligation and are subject to counterparty risk. A Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. Structured products generally entail risks associated with derivative instruments.

ANNUAL REPORT	JUNE 30, 2024	105

Notes to Financial Statements (Cont.)

Subprime Risk is the risk that loans, and debt instruments collateralized by loans (including Alt Lending ABS), acquired by a Fund may be subprime in quality, or may become subprime in quality. Although there is no specific legal or market definition of “subprime,” subprime loans are generally understood to refer to loans made to borrowers that display poor credit histories and other characteristics that correlate with a higher default risk. Accordingly, subprime loans, and debt instruments secured by such loans, have speculative characteristics and are subject to heightened risks, including the risk of nonpayment of interest or repayment of principal, and the risks associated with investments in high yield securities. In addition, these instruments could be subject to increased regulatory scrutiny. A Fund is not restricted by any particular borrower credit criteria when acquiring loans or debt instruments collateralized by loans.

Subsidiary Risk is the risk that, by investing in a Fund’s subsidiary, the Fund is indirectly exposed to the risks associated with the subsidiary’s investments. Fund subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a subsidiary will be achieved.

Tax Risk is the risk that if, in any year, a Fund were to fail to qualify for treatment as a regulated investment company under the Tax Code, and were ineligible to or did not otherwise cure such failure, the Fund would be subject to tax on its taxable income at corporate rates and, when such income is distributed, shareholders would be subject to a further tax to the extent of the Fund’s current or accumulated earnings and profits.

U.S. Government Securities Risk is the risk that the obligations supported by (i) the full faith and credit of the United States, (ii) the right of the issuer to borrow from the U.S. Treasury, (iii) the discretionary authority of the U.S. Government to purchase the agency’s obligations (iv) or only by the credit of the agency, instrumentality or corporation will not be satisfied in full, or that such obligations will decrease in value or default. U.S. government securities are subject to market risk, interest rate risk and credit risk.

Valuation Risk is the risk that fair value pricing used when market quotations are not readily available may not result in adjustments to the prices of securities or other assets, or that fair value pricing may not reflect actual market value. It is possible that the fair value determined in good faith for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

Zero-Coupon Bond, Step-Ups and Payment-in-Kind Securities Risk is the risk presented by the market prices of zero-coupon, step ups and payment-in-kind securities generally being more volatile than the prices of securities that pay interest periodically and in cash, and being likely to respond to changes in interest rates to a greater degree than other types of debt securities with similar maturities and credit quality. In addition, as these securities may not pay cash interest, the Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in a Fund’s portfolio.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with

106	PIMCO INTERVAL FUNDS

June 30, 2024

financial, economic and global market disruptions, and cyber security risks. Please see a Fund’s Prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund.

Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback

ANNUAL REPORT	JUNE 30, 2024	107

Notes to Financial Statements (Cont.)

transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. FCM customers, such as the Funds, are permitted to transfer their customer account (and cleared derivative transactions held in such customer account) from one FCM to another FCM. Upon completion of the transfer, the customer maintains the same economic position with respect to the outstanding exposure. As such, these transfers are not recognized as dispositions and reacquisitions of the affected derivative positions. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The porting of exposure between FCMs has no impact on the market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin; these values as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Funds may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Funds are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Management Fee PIMCO is a majority-owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”) and serves as the Manager to the Funds, pursuant to an investment management agreement. Pursuant to the Investment Management Agreement with

108	PIMCO INTERVAL FUNDS

June 30, 2024

PIMCO (the “Agreement”), and subject to the supervision of the Board, PIMCO is responsible for providing the Funds investment guidance and policy direction in connection with the management of the Funds, including oral and written research, analysis, advice, and statistical and economic data and information. In addition, pursuant to the Agreement and subject to the general supervision of the Board, PIMCO, at its expense, provides or causes to be furnished most other supervisory and administrative services the Funds require, including but not limited to, expenses of most third-party service providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as those associated with insurance, proxy solicitations and mailings for shareholder meetings, NYSE listing and related fees, tax services, valuation services and other services the Funds require for their daily operations.

In rendering investment advisory services to each Fund, PIMCO may use the resources of one or more foreign (non-U.S.) affiliates that are not registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) (the “PIMCO Overseas Affiliates”), to provide portfolio management, research and trading services to a Fund under the Memorandums of Understanding (“MOUs”). Each of the PIMCO Overseas Affiliates are Participating Affiliates of PIMCO as that term is used in relief granted by the staff of the SEC allowing U.S. registered advisers to use investment advisory and trading resources of unregistered advisory affiliates subject to the regulatory supervision of the registered adviser. Each PIMCO Overseas Affiliate and any of their respective employees who provide services to the Funds are considered under the MOUs to be “associated persons” of PIMCO as that term is defined in the Advisers Act for purposes of PIMCO’s required supervision.

(b) Distribution and Servicing Fees PIMCO Investments LLC (the “Distributor,” affiliate of PIMCO) serves as the principal underwriter in the continuous public offering of each Fund’s shares pursuant to a distribution contract (“Distribution Contract”) with each Fund, which is subject to annual approval by the Board. The Distributor is a wholly-owned subsidiary of PIMCO and an indirect subsidiary of Allianz Asset Management LLC.

Each Distribution and Servicing Plan operates in a manner consistent with Rule 12b-1 under the Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although neither Fund is an open-end investment company, each Fund has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the Act which permits it to have, among other things, a multi-class structure and distribution and shareholder servicing fees. Each Distribution and Servicing Plan permits the respective Fund to compensate the Distributor for providing or procuring through financial firms, distribution, administrative, recordkeeping, shareholder and/or related services with respect to the Class A-1 Common Shares, Class A-2 Common Shares, Class A-3 Common Shares or Class A-4 Common Shares, as applicable. Most or all of the distribution and/ or service fees are paid to financial firms through which Common Shareholders may purchase and/or hold Class A-1, Class A-2, Class A-3 and Class A-4 Common Shares, as applicable. Because these fees are paid out of the applicable share class’s assets on an ongoing basis, over time they will increase the cost of an investment in Class A-1, Class A-2, Class A-3 or Class A-4 Common Shares and may cost a shareholder more than other sales charges.

ANNUAL REPORT	JUNE 30, 2024	109

Notes to Financial Statements (Cont.)

The Management Fee and maximum Distribution and Servicing Fees for all classes, as applicable, are charged at the annual rates as noted in the following table:

	Management Fee(1)	Distribution and/or Servicing Fee(2)

Fund Name	All Classes	Institutional Class	Class A-1		Class A-2		Class A-3		Class A-4
PIMCO Flexible Emerging Markets Income Fund	1.30%	N/A	0.50%	*	0.50%	*	0.75%	*	0.75%	*
PIMCO Flexible Credit Income Fund	1.30%	N/A	0.50%		0.50%		0.75%		0.75%

*	This particular share class has been registered with the SEC, but was not operational during the fiscal year ended June 30, 2024.
(1)

Management fees calculated based on each Fund’s average daily “total managed assets”. Total managed assets includes total assets of a Fund (including assets attributable to any reverse repurchase agreements, dollar rolls/buy backs, tender option bonds, borrowings and preferred shares that may be outstanding, if any) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar rolls/buybacks, tender option bonds and borrowings).

(2)	Calculated as a percentage of each Fund’s average daily net assets attributable to the applicable class of respective Fund.

The Distributor also received the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A-2 shares. For the period ended June 30, 2024 the Distributor retained $18,091 representing contingent deferred sales charges from PIMCO Flexible Credit Income Fund.

(c) Fund Expenses PIMCO Flexible Emerging Markets Income Fund bears other expenses, which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation or expenses, including travel expenses, of any of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees, if any, levied against the Fund; (iii) brokerage fees and commissions, and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of, except as otherwise agreed under the Investment Management Agreement, outside legal counsel or third-party service providers, agents, operating partners, insurers or consultants retained in connection with insuring, reviewing, negotiating, structuring, acquiring, disposing of and/or terminating specialized loans and other investments made by the Fund, and any costs associated with originating loans, asset securitizations, alternative lending-related strategies and so-called “broken-deal costs” (e.g., fees, costs, expenses and liabilities, including, for example, due diligence-related fees, costs, expenses and liabilities, with respect to unconsummated investments)); (iv) expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; (v) costs, including interest expenses, of borrowing money or engaging in other types of leverage financing including, without limitation, through the use by the Fund of reverse repurchase agreements, dollar rolls/buybacks, bank borrowings, credit facilities and tender option bonds; (vi) costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other instruments (such as the use of reverse repurchase agreements, dollar rolls/buybacks, bank borrowings, credit facilities and tender option

110	PIMCO INTERVAL FUNDS

June 30, 2024

bonds) for the purpose of incurring leverage; (vii) fees and expenses of any underlying funds or other pooled vehicles in which the Fund invests (except as otherwise agreed to between PIMCO and any such fund or vehicle); (viii) dividend and interest expenses on short positions taken by the Fund; (ix) fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; (x) extraordinary expenses, including extraordinary legal expenses, as may arise, including, without limitation, expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; (xi) fees and expenses, including legal, printing and mailing, solicitation and other fees and expenses associated with and incident to shareholder meetings and proxy solicitations involving contested elections of Trustees, shareholder proposals or other non-routine matters that are not initiated or proposed by Fund management; (xii) organizational and offering expenses of the Fund, including registration (including share registration fees), legal, marketing, printing, accounting and other expenses, associated with organizing the Fund in its state of jurisdiction and in connection with the initial registration of the Fund under the Act and the initial registration of its shares under the Securities Act of 1933 (i.e., through the effectiveness of the Fund’s initial registration statement on Form N-2) and fees and expenses associated with seeking, applying for and obtaining formal exemptive, no-action and/or other relief from the SEC in connection with the issuance of multiple share classes; (xiii) except as otherwise specified herein as an expense of PIMCO, any expenses allocated or allocable to a specific class of Common Shares, including, without limitation, sub-transfer agency expenses and distribution and/or service fees paid pursuant to a Rule 12b-1 or similar plan adopted by the Board for a particular share class; and (xiv) expenses of the Fund which are capitalized in accordance with U.S. GAAP. Without limiting the generality or scope of the foregoing, it is understood that the Fund may bear such expenses either directly or indirectly through contracts or arrangements with PIMCO or an affiliated or unaffiliated third-party.

PIMCO Flexible Credit Income Fund bears other expenses, which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation or expenses, including travel expenses, of any of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees, if any, levied against the Fund; (iii) brokerage fees and commissions, and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of outside legal counsel or third-party consultants retained in connection with reviewing, negotiating and structuring specialized loans and other investments made by the Fund, and any costs associated with originating loans, asset securitizations, alternative lending-related strategies and so-called “broken-deal costs” (e.g., fees, costs, expenses and liabilities, including, for example, due diligence-related fees, costs, expenses and liabilities, with respect to unconsummated investments)); (iv) expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; (v) costs, including interest expenses, of borrowing money or engaging in other types of leverage financing including, without limitation, through the use by the Fund of reverse repurchase agreements, dollar rolls/buybacks, bank borrowings, credit facilities and tender option bonds; (vi) costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees

ANNUAL REPORT	JUNE 30, 2024	111

Notes to Financial Statements (Cont.)

to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other instruments (such as the use of reverse repurchase agreements, dollar rolls/buybacks, bank borrowings, credit facilities and tender option bonds) for the purpose of incurring leverage; (vii) fees and expenses of any underlying funds or other pooled vehicles in which the Fund invests; (viii) dividend and interest expenses on short positions taken by the Fund; (ix) fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; (x) extraordinary expenses, including extraordinary legal expenses, as may arise, including, without limitation, expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; (xi) fees and expenses, including legal, printing and mailing, solicitation and other fees and expenses associated with and incident to shareholder meetings and proxy solicitations involving contested elections of Trustees, shareholder proposals or other non-routine matters that are not initiated or proposed by Fund management; (xii) organizational and offering expenses of the Fund, including registration (including share registration fees), legal, marketing, printing, accounting and other expenses, associated with organizing the Fund in its state of jurisdiction and in connection with the initial registration of the Fund under the Act and the initial registration of its shares under the Securities Act of 1933 (i.e., through the effectiveness of the Fund’s initial registration statement on Form N-2) and fees and expenses associated with seeking, applying for and obtaining formal exemptive, no-action and/or other relief from the SEC in connection with the issuance of multiple share classes; (xiii) except as otherwise specified herein as an expense of PIMCO, any expenses allocated or allocable to a specific class of Common Shares, including, sub-transfer agency expenses and distribution and/or service fees paid pursuant to a Rule 12b-1 or similar plan adopted by the Board for a particular share class; and (xiv) expenses of the Fund which are capitalized in accordance with U.S. GAAP. Without limiting the generality or scope of the foregoing, it is understood that the Fund may bear such expenses either directly or indirectly through contracts or arrangements with PIMCO or an affiliated or unaffiliated third-party.

Each of the Trustees of the Board who is not an “interested person” under Section 2(a)(19) of the Act, (the “Independent Trustees”) also serves as a trustee of a number of other closed-end funds for which PIMCO serves as investment manager (the “PIMCO Closed-End Funds”), together with the Funds, PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Municipal Income Fund, each a closed end management investment company managed by PIMCO that is operated as an “interval fund,” and PIMCO Managed Accounts Trust, an open-end management investment company with multiple series for which PIMCO serves as investment adviser and administrator.

The Funds pay no compensation directly to any Trustee or any other officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Funds from the Manager or its affiliates.

(d) Expense Limitation PIMCO has contractually agreed, through November 3, 2024, for PIMCO Flexible Emerging Markets Income Fund and November 1, 2024, for PIMCO Flexible Credit Income Fund to waive its management fee, or reimburse each Fund, to the extent that organizational

112	PIMCO INTERVAL FUNDS

June 30, 2024

expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustees’ fees exceed 0.07% of each Fund’s net assets (the “Expense Limit”). The expense limitation agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Funds at least 30 days’ notice prior to the end of the then current term. Under an expense limitation agreement, in any month in which the investment management agreement is in effect, PIMCO is entitled to reimbursement by a Fund of any portion of the management fee reduced pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) during the previous thirty-six months, provided that such amount paid to PIMCO will not (i) together with any recoupment of organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata trustee fees or management fees exceed the Expense Limit; (ii) exceed the total Reimbursement Amount; or (iii) include any amounts previously reimbursed to PIMCO. For the avoidance of doubt, any reimbursement of PIMCO’s management fee pursuant to the expense limitation agreement plus any recoupment of organizational expenses and pro rata Trustees’ fees will not exceed the lesser of (i) the expense limit in effect at the time of waiver or reimbursement and (ii) the expense limit in effect at the time of recoupment. The total recoverable amounts to PIMCO as of June 30, 2024, were as follows (amounts in thousands†):

	Expiring within
Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO Flexible Emerging Markets Income Fund	$281	$9	$12	$302

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Pursuant to a Management Fee Waiver Agreement, PIMCO has contractually agreed, through November 3, 2023, to waive 70% of the management fees it is entitled to receive from PIMCO Flexible Emerging Markets Income Fund pursuant to the Investment Management Agreement and, from November 4, 2023 through November 3, 2024, to waive 35% of the management fees it is entitled to receive from PIMCO Flexible Emerging Markets Income Fund pursuant to the Investment Management Agreement. PIMCO’s waiver of management fees under the Management Fee Waiver Agreement is applied first and independently of PIMCO’s obligations under the Expense Limitation Agreement (such that amounts waived pursuant to the Management Fee Waiver Agreement shall not be applied to reduce any waiver or reimbursement obligations PIMCO has under the Expense Limitation Agreement). PIMCO may not seek reimbursement from PIMCO Flexible Emerging Markets Income Fund with respect to the Management Fees waived pursuant to the Management Fee Waiver Agreement.

Pursuant to each Fund’s Expense Limitation Agreement and the Management Fee Waiver Agreement, as applicable, waiver amounts are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2024, the Fund(s) below waived and/or reimbursed the following fees (amounts in thousands†):

Fund Name	Waived Fees

PIMCO Flexible Emerging Markets Income Fund	$189

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	JUNE 30, 2024	113

Notes to Financial Statements (Cont.)

10. RELATED PARTY TRANSACTIONS

The Manager is a related party. Fees payable to this party are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

The Funds have received exemptive relief from the SEC that, to the extent the Funds rely on such relief, permits it to (among other things) co-invest with certain other persons, including certain affiliates of the Advisor and certain public or private funds managed by the Advisor and its affiliates, subject to certain terms and conditions. The exemptive relief from the SEC with respect to co-investments imposes extensive conditions on any co-investments made in reliance on such relief.

11. GUARANTEES AND INDEMNIFICATIONS

Under each Fund’s organizational documents, each Trustee and officer is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective(s), particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2024, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO Flexible Emerging Markets Income Fund	$570	$2,268	$29,094	$18,022

PIMCO Flexible Credit Income Fund	9,852	32,397	823,885	636,733

†	A zero balance may reflect actual amounts rounding to less than one thousand.

114	PIMCO INTERVAL FUNDS

June 30, 2024

13. COMMON SHARES OFFERING

Each Fund has authorized an unlimited number of Common Shares at a par value of $0.00001 per share.

Changes in common shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Flexible Emerging Markets Income Fund

	Year Ended 06/30/2024		Year Ended 06/30/2023

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	655	$5,315	32	$262

Issued as reinvestment of distributions

Institutional Class	234	1,926	252	2,044

Cost of shares redeemed

Institutional Class	(84)	(652)	(0)	(1)

Net increase (decrease) resulting from Fund share transactions	805	$6,589	284	$2,305

†	A zero balance may reflect actual amounts rounding to less than one thousand.

	PIMCO Flexible Credit Income Fund (Consolidated)

	Year Ended 06/30/2024		Year Ended 06/30/2023

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	63,220	$433,024	99,760	$724,842

Class A-1	2	17	143	1,000

Class A-2	3,310	22,676	3,955	28,769

Class A-3	11,258	77,330	33,941	249,693

Class A-4	963	6,641	1,264	9,540

Issued as reinvestment of distributions

Institutional Class	11,802	80,855	12,593	89,198

Class A-1	0	0	0	0

Class A-2	1,031	7,057	1,053	7,441

Class A-3	4,909	33,628	4,785	33,722

Class A-4	146	989	510	3,735

Cost of shares redeemed

Institutional Class	(87,476)	(597,068)	(91,798)	(678,549)

Class A-1	0	0	0	0

Class A-2	(1,907)	(12,998)	(1,981)	(14,803)

Class A-3	(10,575)	(72,109)	(5,961)	(43,594)

Class A-4	(838)	(5,698)	(16,930)	(126,842)

Net increase (decrease) resulting from Fund share transactions	(4,155)	$(25,656)	41,334	$284,152

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The following table discloses the number of persons that owned of record or beneficially 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, as of June 30, 2024. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Funds’ Manager.

ANNUAL REPORT	JUNE 30, 2024	115

Notes to Financial Statements (Cont.)

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO Flexible Emerging Markets Income Fund	0	1	0%	80%

PIMCO Flexible Credit Income Fund	1	0	27%	0%

14. REPURCHASE OFFERING

Each Fund is an “interval fund” and, in order to provide liquidity to shareholders, each Fund, subject to applicable law, conducts quarterly repurchase offers of the Fund’s outstanding Common Shares at NAV, subject to approval of the Board. In all cases such repurchases will be between 5% and 25%, or such other amount as may be permitted under applicable rules and regulations or no-action, exemptive or other relief, of its outstanding Common Shares at NAV, pursuant to Rule 23c-3 under the Act. Each Fund currently expects to conduct quarterly repurchase offers for 5% of their outstanding Common Shares under ordinary circumstances. Each Fund believes that these repurchase offers are generally beneficial to the Funds’ shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of each Fund to be fully invested or force the Funds to maintain a higher percentage of their assets in liquid investments, which may harm each Funds’ investment performance. Moreover, diminution in the size of each Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), may limit the ability of each Fund to participate in new investment opportunities or to achieve its investment objective(s) and will tend to increase the Funds’ expense ratio per Common Share for remaining shareholders. Each Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Funds’ investments. Each Fund believes that payments received in connection with the Funds’ investments will generate sufficient cash to meet the maximum potential amount of the Funds’ repurchase obligations. If at any time cash and other liquid assets held by the Funds are not sufficient to meet the Funds’ repurchase obligations, each Fund intends, if necessary, to sell investments. If, as expected, each Fund employs investment leverage, repurchases of Common Shares would compound the adverse effects of leverage in a declining market. In addition, if a Fund borrows to finance repurchases, interest on that borrowing will negatively affect common shareholders who do not tender their Common Shares by increasing the Funds’ expenses and reducing any net investment income.

If a repurchase offer is oversubscribed, a Fund may determine to increase the amount repurchased by up to 2% of its outstanding shares as of the date of the Repurchase Request Deadline (as defined in each Fund’s prospectus). In the event that the Funds determine not to repurchase more than the repurchase offer amount, or if shareholders tender more than the repurchase offer amount plus 2% of the Funds’ outstanding shares as of the date of the Repurchase Request Deadline, the Funds will repurchase the Common Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the Funds during a particular repurchase offer. Notwithstanding the foregoing, a Fund may accept all Common Shares tendered for repurchase by shareholders who own less than one hundred Common Shares and who tender all of their Common Shares, before prorating Common Shares tendered by other shareholders; provided

116	PIMCO INTERVAL FUNDS

June 30, 2024

that, if a shareholder holds shares through a financial intermediary, such intermediary may not be willing or able to arrange for this treatment on such shareholder’s behalf. Some shareholders, in anticipation of proration, may tender more Common Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market and other risks, and the NAV of Common Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered Common Shares is determined. In addition, the repurchase of Common Shares by the Funds may be a taxable event to shareholders.

During the period ended June 30, 2024, the Funds engaged in repurchase offers as follows:

PIMCO Flexible Emerging Markets Income Fund

The following table summarizes the repurchase offers completed by the Fund for all share classes during the year ended June 30, 2024.

Repurchase Request Deadline/Pricing Date	% of Outstanding Shares Offered to be Repurchased	Number of Shares Tendered for Repurchase	Aggregate Consideration for Repurchased Shares	Number of Shares Repurchased	% of Outstanding Shares Repurchased	Proration% Repurchased(1)

August 9, 2023	5%	2,796	$22,899	2,796	0.09%	N/A

November 9, 2023	5	75,754	585,578	75,754	2.33	N/A

February 7, 2024	5	0	0	0	0.00	N/A

May 7, 2024	5	5,185	43,862	5,185	0.14	N/A

(1)

If the repurchase offer was oversubscribed, the Fund repurchased shares on a pro-rata basis. The Proration % Repurchased equals the Number of Shares Repurchased divided by the Number of Shares Tendered for Repurchase.

PIMCO Flexible Credit Income Fund

The following table summarizes the repurchase offers completed by the Fund for all share classes during the year ended June 30, 2024.

Repurchase Request Deadline/Pricing Date	% of Outstanding Shares Offered to be Repurchased	Number of Shares Tendered for Repurchase	Aggregate Consideration for Repurchased Shares	Number of Shares Repurchased	% of Outstanding Shares Repurchased	Proration% Repurchased(1)

August 9, 2023	5%	30,963,770	$198,905,840	29,122,378	6.80%	94.08%

November 9, 2023	5	36,009,290	190,922,019	28,623,991	6.80	79.49

February 7, 2024	5	19,517,119	144,978,826	20,981,017	4.63	N/A

May 7, 2024	5	21,178,012	147,050,012	21,188,763	5.00	99.9

(1)

If the repurchase offer was oversubscribed, the Fund repurchased shares on a pro-rata basis. The Proration % Repurchased equals the Number of Shares Repurchased divided by the Number of Shares Tendered for Repurchase.

15. BASIS FOR CONSOLIDATION

PFLEXLS I LLC, CLM 13648 LLC and MLM 13648 LLC, each a Delaware limited liability company were formed as Subsidiaries acting as investment vehicles for PIMCO Flexible Credit Income Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objective(s) and policies in effect from time to time. The Fund’s investment portfolio has been consolidated and

ANNUAL REPORT	JUNE 30, 2024	117

Notes to Financial Statements (Cont.)

includes the portfolio holdings of the Fund and its Subsidiaries. Accordingly, the consolidated financial statements include the accounts of the Fund and its Subsidiaries. All inter-company transactions and balances have been eliminated. This structure was established so that certain loans could be held by a separate legal entity from the Fund. See the table below for details regarding the structure and incorporation as of June 30, 2024 of the Subsidiaries.

Fund Name	Subsidiary	Date of Organization	Subsidiary % of Consolidated Fund Net Assets†

PIMCO Flexible Credit Income Fund	PFLEXLS I LLC	12/01/2017	0.0%

PIMCO Flexible Credit Income Fund	CLM 13648 LLC	03/29/2018	0.0%

PIMCO Flexible Credit Income Fund	MLM 13648 LLC	04/03/2018	0.7%

†	A zero balance may reflect actual amounts rounding to less than 0.01%.

16. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

17. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made. Due to the timing of when distributions are made by a Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Funds’ tax positions for all open tax years. As of June 30, 2024, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

118	PIMCO INTERVAL FUNDS

June 30, 2024

As of June 30, 2024, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO Flexible Emerging Markets Income Fund	$197	$0	$(895)	$(43)	$(3,298)	$0	$0	$(4,039)

PIMCO Flexible Credit Income Fund	10,497	0	(522,477)	(12,007)	(455,810)	0	0	(979,797)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options, and/or forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on hyperinflationary investments, swap contracts, straddle loss deferrals, passive foreign investment companies (PFICs), interest accrued on defaulted securities, FCM transfer transactions, grantor trusts, and partnerships.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end.
(4)	Capital losses available to offset future net capital gains as shown below.
(5)	Capital losses realized during the period November 1, 2023 through June 30, 2024 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2023 through June 30, 2024 and Ordinary losses realized during the period January 1, 2024 through June 30, 2024 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of June 30, 2024, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Flexible Emerging Markets Income Fund	$2,170	$1,128

PIMCO Flexible Credit Income Fund	87,949	367,861

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2024, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Flexible Emerging Markets Income Fund	$35,853	$1,375	$(2,264)	$(889)

PIMCO Flexible Credit Income Fund	5,474,021	361,741	(884,905)	(523,164)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options, and/or forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on hyperinflationary investments, swap contracts, straddle loss deferrals, passive foreign investment companies (PFICs), interest accrued on defaulted securities, FCM transfer transactions, grantor trusts, and partnerships.

ANNUAL REPORT	JUNE 30, 2024	119

Notes to Financial Statements (Cont.)

June 30, 2024

For the fiscal years ended June 30, 2024 and June 30, 2023, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	June 30, 2024			June 30, 2023

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Flexible Emerging Markets Income Fund	$2,227	$0	$0	$2,195	$0	$0

PIMCO Flexible Credit Income Fund	308,168	0	0	422,124	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

18. SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

There were no subsequent events identified that require recognition or disclosure.

120	PIMCO INTERVAL FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PIMCO Flexible Emerging Markets Income Fund and PIMCO Flexible Credit Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (hereafter collectively referred to as the “Funds”) as of June 30, 2024, the related statements of operations, of changes in net assets and, for the fund indicated in the table below, of cash flows for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds listed in the table below as of June 30, 2024, the results of each of their operations, the changes in each of their net assets and, for the fund indicated in the table below, its cash flows, for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

PIMCO Flexible Emerging Markets Income Fund (1)

PIMCO Flexible Credit Income Fund (2)*

(1) Statement of operations for the year ended June 30, 2024 and statement of changes in net assets for the years ended June 30, 2024 and 2023

(2) Statement of operations and statement of cash flows for the year ended June 30, 2024, and statement of changes in net assets for the years ended June 30, 2024 and 2023

* The financial statements for PIMCO Flexible Credit Income Fund are presented on a consolidated basis

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned

ANNUAL REPORT	JUNE 30, 2024	121

Report of Independent Registered Public Accounting Firm (Cont.)

as of June 30, 2024 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

August 27, 2024

We have served as the auditor of one or more investment companies in PIMCO Interval Funds since 2016.

122	PIMCO INTERVAL FUNDS

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	JPS	J.P. Morgan Securities LLC
BNY	Bank of New York Mellon	MBC	HSBC Bank Plc
BOA	Bank of America N.A.	MEI	Merrill Lynch International
BOS	BofA Securities, Inc.	MSB	Morgan Stanley Bank, N.A
BPS	BNP Paribas S.A.	MYC	Morgan Stanley Capital Services LLC
BRC	Barclays Bank PLC	MYI	Morgan Stanley & Co. International PLC
BSH	Banco Santander S.A. - New York Branch	MZF	Mizuho Securities USA LLC
BYR	The Bank of Nova Scotia - Toronto	NOM	Nomura Securities International, Inc.
CBK	Citibank N.A.	RBC	Royal Bank of Canada
CDC	Natixis Securities Americas LLC	RCE	Royal Bank of Canada Europe Limited
DBL	Deutsche Bank AG London	RCY	Royal Bank of Canada
DEU	Deutsche Bank Securities, Inc.	RTA	RBC (Barbados) Trading Bank Corp.
FAR	Wells Fargo Bank National Association	SBI	Citigroup Global Markets Ltd.
FICC	Fixed Income Clearing Corporation	SCX	Standard Chartered Bank, London
GLM	Goldman Sachs Bank USA	SOG	Societe Generale Paris
GST	Goldman Sachs International	TOR	The Toronto-Dominion Bank
IND	Crédit Agricole Corporate and Investment Bank S.A.	UAG	UBS AG Stamford
JML	JP Morgan Securities Plc	UBS	UBS Securities LLC
JPM	JP Morgan Chase Bank N.A.	WFS	Wells Fargo Securities, LLC

Currency Abbreviations:
AED	UAE Dirham	IDR	Indonesian Rupiah
BRL	Brazilian Real	ILS	Israeli Shekel
CAD	Canadian Dollar	INR	Indian Rupee
CHF	Swiss Franc	KWD	Kuwaiti Dinar
CNH	Chinese Renminbi (Offshore)	MXN	Mexican Peso
CNY	Chinese Renminbi (Mainland)	NGN	Nigerian Naira
DOP	Dominican Peso	PEN	Peruvian New Sol
EGP	Egyptian Pound	PLN	Polish Zloty
EUR	Euro	TRY	Turkish New Lira
GBP	British Pound	USD (or $)	United States Dollar

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
BP0003M	3 Month GBP-LIBOR	LIBOR03M	3 Month USD-LIBOR
CDX.EM	Credit Derivatives Index - Emerging Markets	LIBOR06M	6 Month USD-LIBOR
EURO01M	1 Month EUR Swap Rate	PRIME	Daily US Prime Rate
EURO03M	3 Month EUR Swap Rate	SOFR	Secured Overnight Financing Rate
EURO06M	6 Month EUR Swap Rate	SONIO	Sterling Overnight Interbank Average Rate
EURO12M	12 Month EUR Swap Rate	TSFR3M	Term SOFR 3-Month

Other Abbreviations:
ABS	Asset-Backed Security	LIBOR	London Interbank Offered Rate
ALT	Alternate Loan Trust	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.
BRL-CDI	Brazil Interbank Deposit Rate	OIS	Overnight Index Swap
CBO	Collateralized Bond Obligation	PIK	Payment-in-Kind
CDO	Collateralized Debt Obligation	REMIC	Real Estate Mortgage Investment Conduit
CLO	Collateralized Loan Obligation	TBA	To-Be-Announced
DAC	Designated Activity Company	TBD	To-Be-Determined
EURIBOR	Euro Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding
JSC	Joint Stock Company	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

ANNUAL REPORT	JUNE 30, 2024	123

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2024 ordinary income dividend that qualifies for the corporate dividend corporate dividend received deduction is set forth below:

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended June 30, 2024 was designated as “qualified dividend income” as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2024:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only). Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2024 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2024 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends. The Funds intend to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) amount of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†	163(j) Interest Dividends (000s)†
PIMCO Flexible Emerging Markets Income Fund	0%	0.00%	$108	$0	$1,399
PIMCO Flexible Credit Income Fund	0%	2.95%	274,917	0	158,792

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2025, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2024.

Section 199A Dividends. Non-corporate fund shareholders of the funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the funds as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends
PIMCO Flexible Emerging Markets Income Fund	0%
PIMCO Flexible Credit Income Fund	0%

124	PIMCO INTERVAL FUNDS

Distribution Information

(Unaudited)

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Funds estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended June 30, 2024 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year. See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO Flexible Emerging Markets Income Fund
Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2024	$0.0549	$0.0000	$0.0000	$0.0549

February 2024	$0.0630	$0.0000	$0.0000	$0.0630

March 2024	$0.0679	$0.0000	$0.0000	$0.0679

April 2024	$0.0618	$0.0000	$0.0000	$0.0618

May 2024	$0.0715	$0.0000	$0.0000	$0.0715

June 2024	$0.0582	$0.0000	$0.0000	$0.0582

PIMCO Flexible Credit Income Fund
Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2024	$0.0531	$0.0000	$0.0000	$0.0531

February 2024	$0.0519	$0.0000	$0.0000	$0.0519

March 2024	$0.0558	$0.0000	$0.0000	$0.0558

April 2024	$0.0546	$0.0000	$0.0000	$0.0546

May 2024	$0.0594	$0.0000	$0.0000	$0.0594

June 2024	$0.0504	$0.0000	$0.0000	$0.0504

Class A-1	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2024	$0.0504	$0.0000	$0.0000	$0.0504

February 2024	$0.0493	$0.0000	$0.0000	$0.0493

March 2024	$0.0530	$0.0000	$0.0000	$0.0530

April 2024	$0.0516	$0.0000	$0.0000	$0.0516

May 2024	$0.0561	$0.0000	$0.0000	$0.0561

June 2024	$0.0476	$0.0000	$0.0000	$0.0476

Class A-2	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2024	$0.0504	$0.0000	$0.0000	$0.0504

February 2024	$0.0493	$0.0000	$0.0000	$0.0493

March 2024	$0.0530	$0.0000	$0.0000	$0.0530

April 2024	$0.0516	$0.0000	$0.0000	$0.0516

May 2024	$0.0561	$0.0000	$0.0000	$0.0561

June 2024	$0.0476	$0.0000	$0.0000	$0.0476

ANNUAL REPORT	JUNE 30, 2024	125

Distribution Information (Cont.)

(Unaudited)

Class A-3	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2024	$0.0489	$0.0000	$0.0000	$0.0489

February 2024	$0.0479	$0.0000	$0.0000	$0.0479

March 2024	$0.0515	$0.0000	$0.0000	$0.0515

April 2024	$0.0501	$0.0000	$0.0000	$0.0501

May 2024	$0.0545	$0.0000	$0.0000	$0.0545

June 2024	$0.0465	$0.0000	$0.0000	$0.0465

Class A-4	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2024	$0.0489	$0.0000	$0.0000	$0.0489

February 2024	$0.0479	$0.0000	$0.0000	$0.0479

March 2024	$0.0515	$0.0000	$0.0000	$0.0515

April 2024	$0.0501	$0.0000	$0.0000	$0.0501

May 2024	$0.0545	$0.0000	$0.0000	$0.0545

June 2024	$0.0465	$0.0000	$0.0000	$0.0465

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

126	PIMCO INTERVAL FUNDS

Changes to Board of Trustees

(Unaudited)

Effective June 30, 2024, Mr. Joseph B. Kittredge, Jr. retired from his position as Trustee of the Funds.

ANNUAL REPORT	JUNE 30, 2024	127

Dividend Reinvestment Plan

(Unaudited)

Pursuant to the Fund’s dividend reinvestment plan (the “Plan”), all common shareholders will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by DST Systems, Inc., as agent for the Common Shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. Such shareholders may not be able to transfer their shares to another bank or broker and continue to participate in the Plan.

Common Shares received under the Plan will be issued to you at their NAV on the ex-dividend date; there is no sales or other charge for reinvestment. You are free to withdraw from the Plan and elect to receive cash at any time by giving written notice to the Plan Agent or by contacting your broker or dealer, who will inform the Fund. Your request must be received by the Fund at least ten days prior to the payment date of the distribution to be effective for that dividend or capital gain distribution.

The Plan Agent provides written confirmation of all transactions in the shareholder accounts in the Plan, including information you may need for tax records. Any proxy you receive will include all Common Shares you have received under the Plan.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions. See “Tax Matters.”

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent.

128	PIMCO INTERVAL FUNDS

Management of the Funds

(Unaudited)

The charts below identify the Trustees and Officers of the Funds. Unless otherwise indicated, the address of all persons below is c/o Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

A Fund’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (844) 312-2113.

Trustees

Name, Address, Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Independent Trustees

Deborah A. DeCotis 1952	Chair of the Board, Trustee	Since inception.	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); Trustee, Smith College (since 2017); Director, Watford Re (since 2017); and Director, Cadre Inc., a manufacturer of safety equipment (since 2022). Formerly, Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005-2015); Trustee, Stanford University (2010-2015); Principal, LaLoop LLC, a retail accessories company (1999-2014); Director, Helena Rubenstein Foundation (1997-2010); and Director, Armor Holdings (2002-2010).	30	Trustee, Allianz Funds (2011-2021); Trustee, Virtus Funds (2021-Present).

Sarah E. Cogan 1956	Trustee	Since 2019 (PIMCO Flexible Municipal Income Fund); Since inception (PIMCO California Flexible Municipal Income Fund).	Retired Partner, Simpson Thacher & Bartlett LLP (law firm) (1989-2018); Director, Girl Scouts of Greater New York, Inc. (since 2016); and Trustee, Natural Resources Defense Council, Inc. (since 2013).	30	Trustee, Allianz Funds (2019-2021); Trustee, Virtus Funds (2021-Present).

Kathleen A. McCartney 1955	Trustee	Since 2022.	Director (since 2013) and President (since 2020), Five Colleges, Inc., consortium of liberal arts colleges and universities; President Emerita, Smith College (since 2023). Formerly, President, Smith College (2013-2023); Director, American Council on Education Board of Directors, (2015-2019); Director, Consortium on Financing Higher Education Board of Directors (2015-2019); Director, edX Board of Directors, online course provider (2012-2013); Director, Bellwether Education Partners Board, national nonprofit organization (2010-2013); Dean, Harvard Graduate School of Education (2006-2013); and Trustee, Tufts University (2007-2013).	30	None

ANNUAL REPORT	JUNE 30, 2024	129

Management of the Funds (Cont.)

Name, Address, Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Alan Rappaport 1953	Trustee	Since inception.	Director, Victory Capital Holdings, Inc., an asset management firm (since 2013). Formerly, Adjunct Professor, New York University Stern School of Business (2011-2020); Lecturer, Stanford University Graduate School of Business (2013-2020); Advisory Director (formerly Vice Chairman), Roundtable Investment Partners (2009-2018); Member of Board of Overseers, NYU Langone Medical Center (2015-2016); Trustee, American Museum of Natural History (2005-2015); Trustee, NYU Langone Medical Center (2007-2015); and Vice Chairman (formerly, Chairman and President), U.S. Trust (formerly, Private Bank of Bank of America, the predecessor entity of U.S. Trust) (2001-2008).	30	Trustee, Allianz Funds (2010-2021); Chairman of the Board of Trustees, Virtus Closed-End Funds (2021-2023)

E. Grace Vandecruze 1963	Trustee	Since 2021 (PIMCO Flexible Municipal Income Fund); Since inception (PIMCO California Flexible Municipal Income Fund).	Founder and Managing Director, Grace Global Capital LLC, a strategic advisory firm to the insurance industry (since 2006); Director, The Doctors Company, a medical malpractice insurance company (since 2020); Director, Link Logistics REIT, a real estate company (since 2021); Director and Member of the Investment & Risk Committee, Resolution Life Group Holdings, a global life insurance group (since 2021); Director, Wharton Graduate Executive Board; and Director, Blackstone Private Equity Strategies Fund L.P. (since 2022). Formerly, Chief Financial Officer, ShoulderUp Technology Acquisition Corp, a special purpose acquisition company (2021-2023); Director, Resolution Holdings (2015-2019); Director and Member of the Audit Committee and the Wealth Solutions Advisory Committee, M Financial Group, a life insurance company (2015-2021); Chief Financial Officer, Athena Technology Acquisition Corp, a special purpose acquisition company (2021-2022); and Director, SBLI USA, a life insurance company (2015-2018).	30	None.

Interested Trustees

Libby D. Cantrill(3) 1977 650 Newport Center Drive, Newport Beach, CA 92660	Trustee	Since 2023.	Managing Director, Head of Public Policy, PIMCO (since 2007); Institutional Account Manager, PIMCO (2007-2010); Legislative Aide, House of Representatives (2003-2005); and Investment Banking Analyst, Morgan Stanley (2000-2003).	30	Member of the Board of Directors, Covenant House New York (2021-Present); Member of the Board, Securities Industry and Financial Markets Association (2022-Present)

130	PIMCO INTERVAL FUNDS

(Unaudited)

Name, Address, Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

David N. Fisher(3) 1968 650 Newport Center Drive, Newport Beach, CA 92660	Trustee	Since 2019 (PIMCO Flexible Municipal Income Fund); Since inception (PIMCO California Flexible Municipal Income Fund).	Managing Director and Co-Head of U.S. Global Wealth Management Strategic Accounts, PIMCO (since 2021); and Director, Court Appointed Special Advocates (CASA) of Orange County, a non-profit organization (since 2015). Formerly, Managing Director and Head of Traditional Product Strategies, PIMCO (2015-2021); Global Bond Strategist, PIMCO (2008-2015); and Managing Director and Head of Global Fixed Income, HSBC Global Asset Management (2005-2008).	30	None.

(1)

Under each Fund’s Agreement and Declaration of Trust, a Trustee serves during the continued lifetime of each Fund until he or she dies, resigns or is removed, or, if sooner, until the election and qualification of his or her successor.

(2)

The Term “Fund Complex” as used herein includes the Funds and any other registered investment company (i) that holds itself out to investors as a related company for purposes of investment and investor services; or (ii) for which PIMCO or an affiliate of PIMCO serves as primary investment adviser.

(3)	Each of Ms. Cantrill and Mr. Fisher is an Interested Trustee of each Fund due to her or his affiliation with PIMCO and its affiliates.

ANNUAL REPORT	JUNE 30, 2024	131

Management of the Funds (Cont.)

Officers

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years

Joshua D. Ratner 1976	President	Since 2019	Executive Vice President; Head of Americas Fund and Client Operations and Deputy General Counsel, PIMCO. President, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Keisha Audain-Pressley 1975	Chief Compliance Officer	Since 2018	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Capital Solutions BDC Corp.

Ryan G. Leshaw[1] 1980	Chief Legal Officer and Secretary	Chief Legal Officer since 2019, Secretary since August 2024	Executive Vice President and Deputy General Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Chief Legal Officer and Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Associate, Willkie Farr & Gallagher LLP.

Peter G. Strelow[1] 1970	Senior Vice President	Since 2019	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Chief Administrative Officer, PIMCO.

Douglas B. Burrill 1980	Vice President	Since 2022	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Capital Solutions BDC Corp.

Carol K. Chan[1] 1982	Vice President	Since January 2024	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series, PIMCO Equity Series VIT.

Alyssa M. Creighton[1] 1974	Vice President	Since January 2024	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Capital Solutions BDC Corp.

Jason R. Duran[1] 1977	Vice President	Since 2023	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Michele N. Ellis 1975	Vice President	Since August 2024	Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Kenneth W. Lee[1] 1972	Vice President	Since 2022	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Capital Solutions BDC Corp.

132	PIMCO INTERVAL FUNDS

(Unaudited)

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years

Greg J. Mason[2] 1980	Vice President	Since 2023	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Collen P. McLaughlin[2] 1983	Vice President	Since January 2024	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Shiv Narain[1] 1981	Vice President	Since January 2024	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Keith A. Werber[1] 1973	Vice President	Since 2022	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Capital Solutions BDC Corp.

Paul T. Wildermuth[1] 1979	Vice President	Since January 2024	Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bijal Y. Parikh[1] 1978	Treasurer	Since 2021	Executive Vice President, PIMCO. Treasurer, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brandon T. Evans[1] 1982	Deputy Treasurer	Since 2022	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Erik C. Brown[2] 1967	Assistant Treasurer	Since 2015	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Capital Solutions BDC Corp.

Laine E. Pacetti[1] 1989	Assistant Treasurer	Since January 2024	Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Jason R. Stern 1979	Assistant Treasurer	Since January 2024	Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Chi H. Vu1 1983	Assistant Treasurer	Since January 2024	Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Timothy A. Bekkers[1] 1987	Assistant Secretary	Since August 2024	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

ANNUAL REPORT	JUNE 30, 2024	133

Management of the Funds (Cont.)

(Unaudited)

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years

Jaime C. Dinan 1988	Assistant Secretary	Since August 2024	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

(1)	The address of these officers is Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660.
(2)	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

134	PIMCO INTERVAL FUNDS

Approval of Investment Management Agreements

(Unaudited)

PFLEX, EMFLX

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Trustees (the “Board” or the “Trustees”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (the “Independent Trustees”), of each of PIMCO Flexible Credit Income Fund ( “PFLEX”) and PIMCO Flexible Emerging Markets Income Fund (“EMFLX”) (each, a “Fund” and, collectively, the “Funds”), voting separately, annually approve the continuation of the Investment Management Agreement between each Fund and Pacific Investment Management Company LLC (“PIMCO”) (each, an “Investment Management Agreement”). At an in-person meeting held on June 14, 2024 (the “Approval Meeting”), the Board, including the Independent Trustees, considered and unanimously approved the continuation of each Investment Management Agreement for an additional one-year period commencing on August 1, 2024. In addition, the Board considered and unanimously approved the continuation of the investment management agreements between PIMCO and each wholly-owned subsidiary of PFLEX (each, a “Subsidiary” and, collectively, the “Subsidiaries”) (collectively, the “Subsidiary Agreement” and, together with each Investment Management Agreement, the “Agreements”), for the same additional one-year period.

In addition to the Approval Meeting, the Contracts Committee and the Performance Committee of the Board held a joint meeting on May 29, 2024 to discuss materials provided by PIMCO in connection with the Trustees’ review of the Agreements. The annual contract review process also involved multiple discussions and meetings with members of the Contracts Committee and the full Contracts Committee (the Approval Meeting, together with such discussions and meetings, the “Contract Renewal Meetings”). Throughout the process, the Independent Trustees received legal advice from independent legal counsel that is experienced in 1940 Act matters and independent of PIMCO (“Independent Counsel”), and with whom they met separately from PIMCO during the Contract Renewal Meetings. Representatives from PIMCO attended portions of the Contract Renewal Meetings and responded to questions from the Independent Trustees. The Contracts Committee also received and reviewed a memorandum from Independent Counsel regarding the Trustees’ responsibilities in considering each Agreement and the fees paid thereunder.

In connection with their deliberations regarding the proposed continuation of the Agreements, the Board, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to reasonably be necessary to evaluate the terms of the Agreements. The Trustees also considered the nature, quality and extent of the various investment management, administrative and other services performed by PIMCO under the Agreements.

In evaluating each Agreement, the Board, including the Independent Trustees, reviewed extensive materials provided by PIMCO in response to questions, inclusive of follow-up inquiries, submitted by the Independent Trustees and Independent Counsel. The Board also met with senior representatives of PIMCO regarding its personnel, operations, and estimated profitability as they relate to the Funds. The Trustees also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance based on net asset value (“NAV”) and distribution yield of each Fund’s Institutional Class Shares (both absolute and compared against an appropriate

ANNUAL REPORT	JUNE 30, 2024	135

Approval of Investment Management Agreements (Cont.)

peer group); use of leverage; risks; and other portfolio information, including any use of derivatives, as well as periodic reports on, among other matters, pricing and valuation, quality and cost of portfolio trade execution, compliance, and shareholder and other services provided by PIMCO and its affiliates. To assist with their review, the Trustees reviewed summaries prepared by PIMCO that analyzed each Fund based on a number of factors, including fees/expenses, performance, distribution yield (which may be comprised of ordinary income, net capital gains, and/or a return of capital), and risk-based factors, as of December 31, 2023. They also considered, among other information, performance based on NAV, investment objective and strategy, portfolio managers, assets under management, outstanding leverage, annual fund operating expenses, total expense ratio and management fee comparisons between each Fund and its Broadridge Expense Group (as defined below), and estimated profitability to PIMCO from its relationship with each Fund. In considering the Broadridge Performance Universe and Broadridge Expense Group (both as defined below), the Trustees requested that PIMCO comment on whether the peer funds selected for each Fund by Broadridge Financial Solutions, Inc. (“Broadridge”) provided an appropriate comparison, and if not, whether PIMCO believes another peer group would provide a more appropriate comparison.

With respect to the Subsidiary Agreement, the Trustees considered that PFLEX utilizes its Subsidiaries to execute its investment strategy, and that PIMCO provides investment advisory and administrative services to the Subsidiaries pursuant to the Subsidiary Agreement in the same manner as it does for PFLEX under its Investment Management Agreement. The Trustees also considered that, with respect to each Subsidiary, PIMCO does not collect or retain a separate advisory or other fee from the Subsidiary Agreement and that PIMCO’s profitability with respect to PFLEX is not impacted as a result of the Subsidiary Agreement. The Trustees determined, therefore, that it was appropriate to consider the approval of the Subsidiary Agreement collectively with their consideration of PFLEX’s Investment Management Agreement.

The Trustees’ conclusions as to the continuation of each Agreement were based on a comprehensive consideration of all information provided to the Trustees during the Contract Renewal Meetings and throughout the year and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors. The Trustees evaluated information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund.

Nature, Extent and Quality of Services

As part of their review, the Trustees received and considered descriptions of various functions performed by PIMCO for the Funds, such as portfolio management, compliance monitoring, portfolio trading practices, and oversight of third-party service providers. They also considered information regarding the overall organization and business functions of PIMCO, including, without limitation, information regarding senior management, portfolio managers and other personnel providing investment management, administrative, and/or other services, and general corporate ownership and business operations unrelated to the Funds. The Trustees examined PIMCO’s abilities to provide high-quality investment management and other services to the Funds, noting PIMCO’s experience in managing interval funds, such as the Funds. Among other information, the Trustees considered the investment philosophy and research and decision-making processes of PIMCO; the experience of key advisory personnel of PIMCO responsible for portfolio management of the Funds; information

136	PIMCO INTERVAL FUNDS

(Unaudited)

regarding the Funds’ use of leverage; the ability of PIMCO to attract and retain capable personnel; the background and capabilities of the senior management and staff of PIMCO; the general process or philosophy for determining employee compensation; and the operational infrastructure, including technology and systems and cybersecurity measures, of PIMCO.

In addition, the Trustees noted the extensive range of services that PIMCO provides to the Funds beyond investment management services. In this regard, the Trustees reviewed the extent and quality of PIMCO’s services with respect to regulatory compliance and its ability to comply with the investment policies of the Funds; the compliance programs and risk controls of PIMCO (including the implementation of new policies and programs); the specific contractual obligations of PIMCO pursuant to the Agreements; the nature, extent, and quality of the supervisory and administrative services PIMCO is responsible for providing to the Funds; PIMCO’s risk management function; the time and resources PIMCO expends monitoring the leverage employed by the Funds; and conditions that might affect PIMCO’s ability to provide high-quality services to the Funds in the future under the Agreements, including, but not limited to, PIMCO’s financial condition and operational stability. The Trustees also took into account the entrepreneurial, business and other risks that PIMCO has undertaken as investment manager and sponsor of the Funds. Specifically, the Trustees considered that PIMCO’s responsibilities include continual management of investment, operational, enterprise, legal, regulatory, and compliance risks as they relate to the Funds. The Trustees also noted PIMCO’s activities under its contractual obligation to coordinate, oversee and supervise the Funds’ various outside service providers, including its negotiation of certain service providers’ fees and its due diligence and evaluation of service providers’ infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. The Trustees also considered PIMCO’s ongoing development of its own infrastructure and information technology, including its proprietary software and applications, to support the Funds through, among other things, cybersecurity, business continuity planning, and risk management. The Trustees considered PIMCO’s recent strategic managed service arrangement (“Managed Services”) with a third-party consultant for various services previously provided to the Funds by PIMCO personnel and requested information from PIMCO regarding PIMCO’s retained responsibility and oversight over the Managed Services.

After their review and deliberations, the Trustees concluded that the nature, extent and quality of the overall services provided by PIMCO under each Agreement were appropriate.

Fee and Expense Information

In assessing the reasonableness of each Fund’s fees and expenses under its Investment Management Agreement, the Trustees requested and considered, among other information, the Fund’s management fee and its total expenses as a percentage of average net assets attributable to common shares and as a percentage of average total managed assets (including assets attributable both to common shares and specified leverage outstanding), in comparison to the management fees and other expenses of a group of industry peer funds identified by Broadridge as pursuing investment strategies with classifications/objectives similar to the Fund (for each Fund, its “Broadridge Expense Group”) as well as of a broader universe of peer funds identified by Broadridge (for each Fund, its “Broadridge Expense Universe”). In each case, the total expense ratio information was provided both inclusive and exclusive of interest and borrowing expenses. The Fund-specific fee and expense results discussed below were prepared and provided by Broadridge and were not independently verified by the Trustees. The Trustees considered that the total expense ratio comparisons reflect the effect of

ANNUAL REPORT	JUNE 30, 2024	137

Approval of Investment Management Agreements (Cont.)

fee and expense waivers/reimbursements. The Trustees noted that only leveraged closed-end funds were considered for inclusion in the Broadridge Expense Groups and Broadridge Expense Universes.

The Trustees considered that PIMCO has renewed its expense limitation agreement with each Fund pursuant to which PIMCO has contractually agreed, through November 3, 2024 for EMFLX and November 1, 2024 for PFLEX to waive its management fee, or reimburse each Fund, to the extent that organizational expenses, expenses related to obtaining or maintaining a legal entity identifier and pro rata Trustees’ fees exceed 0.07% of each Fund’s average daily net assets. The Trustees considered that PIMCO is entitled to reimbursement under each Fund’s expense limitation agreement under certain conditions. In addition, the Trustees noted that PIMCO has contractually agreed to waive 35% of its management fee for EMFLX through November 3, 2024.

The Trustees considered information regarding the investment performance and fees for other funds and accounts managed by PIMCO, if any, including funds and accounts with comparable investment programs and/or principal investment strategies to those of the Funds, as well as certain other funds requested by the Trustees with broadly similar strategies and/or investment types. The Trustees considered information provided by PIMCO indicating that, in comparison to certain other products managed by PIMCO, including any open-end funds, exchange-traded funds, and listed closed-end funds with broadly similar strategies and/or investment types, there are additional portfolio management challenges in managing interval funds such as the Funds. For example, the Trustees considered that, as an interval fund, each Fund allows for (i) daily subscriptions, which allow for assets to increase over time, (ii) quarterly repurchases, which allow for assets to decrease periodically, (iii) changes in leverage, all of which results in more burdensome portfolio management, tax, accounting, regulatory and administrative processes than listed closed-end funds and open-end funds and (iv) investing in non-traditional and less liquid holdings as compared to open-end funds. In addition, the Independent Trustees considered information provided by PIMCO as to the generally broader and more extensive services provided to the Funds in comparison to those provided to private funds or institutional or separate accounts; the higher demands placed on PIMCO to provide considerable shareholder services due to the volume of investors; the greater entrepreneurial, enterprise, and reputational risk in managing registered interval funds; and the expenses, and impact on PIMCO, associated with the more extensive regulatory and compliance requirements to which the Funds are subject in comparison to private funds or institutional or separate accounts. The Trustees were advised by PIMCO that, in light of these additional challenges and additional services, different pricing structures between interval funds and other products managed by PIMCO are to be expected, and that comparisons of pricing structures across these products may not always be apt comparisons, even where other products have comparable investment objectives and strategies to those of the Funds.

The Trustees also took into account that each Fund pays management fees on assets attributable to types of leverage that it uses (such as reverse repurchase agreements and dollar rolls), which increases the amount of management fees payable by the Fund under the Investment Management Agreement (because each Fund’s fees are calculated based on total managed assets (including, as applicable, assets attributable to reverse repurchase agreements, dollar rolls, tender option bonds, borrowings and preferred shares that may be outstanding, if any) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar rolls, tender option bonds and borrowings)). In this regard, the Trustees took into account that PIMCO has a financial incentive for

138	PIMCO INTERVAL FUNDS

(Unaudited)

the Funds to use or continue to use leverage on which management fees are charged, which may create a conflict of interest between PIMCO, on one hand, and the Funds’ common shareholders, on the other. Therefore, the Trustees noted that the total fees paid by each Fund to PIMCO under the Fund’s unified fee arrangement would therefore vary more with increases and decreases in leverage than under a non-unified fee arrangement, all other things being equal. The Trustees considered information provided by PIMCO and related presentations as to why each Fund’s use of leverage continues to be appropriate and in the best interests of the respective Fund under current market conditions. The Trustees noted that each quarter they receive information from PIMCO regarding the Funds’ use of leverage. The Trustees also considered PIMCO’s representation that it will use leverage for the Funds solely as it determines to be in the best interests of the Funds from an investment perspective and without regard to the level of compensation PIMCO receives.

The Trustees noted that the contractual management fee rate for PFLEX under its unified fee arrangement was above the median contractual management fees of the other funds in its Broadridge Expense Group, calculated both on average net assets and on average total managed assets, while the actual management fee rate for the Fund under its unified fee arrangement was at the median actual management fees of the other funds in its Broadridge Expense Group calculated on total managed assets and above the median actual management fees of the other funds in its Broadridge Expense Group calculated on average net assets. For EMFLX, the contractual management fee rate for the Fund under its unified fee arrangement was above the median contractual management fees of the other funds in its Broadridge Expense Group, calculated both on average net assets and on average total managed assets, while the actual management fee rate for the Fund under its unified fee arrangement was below the median actual management fees of the other funds in its Broadridge Expense Group, calculated both on average net assets and on average total managed assets. The Trustees took into account that each Fund’s unified fee arrangement covers substantially all of the Fund’s operating fees and expenses (“Operating Expenses”) and therefore, all other things being equal, would tend to be higher than the contractual management fee rates of other funds in the Broadridge Expense Group, which generally do not have a unified fee structure and instead incur Operating Expenses directly and in addition to the management fee. The Trustees also considered the renewal of PIMCO’s expense limitation agreements and the impending expiration of PIMCO’s management fee waiver agreement with EMFLX. The Trustees determined that a comparison of each Fund’s total expense ratio with the total expense ratios of its Broadridge Expense Group would generally provide more meaningful comparisons than comparing contractual and actual management fee rates in isolation.

In this regard, the Trustees noted PIMCO’s view that the unified fee arrangements have benefited and will continue to benefit common shareholders because they provide an expense structure (including Operating Expenses) that is essentially fixed for the duration of the contractual period as a percentage of total managed assets, including any assets attributable to outstanding preferred shares, if any, or other forms of leverage, making it more predictable under ordinary circumstances in comparison to other fee and expense structures, under which the Funds’ Operating Expenses (including certain third-party fees and expenses) could vary significantly over time. The Trustees also considered that the unified fee arrangements generally insulate the Funds and common shareholders from increases in applicable third-party and certain other expenses because PIMCO, rather than the Funds, would bear the risk of such increases (though the Trustees also noted that PIMCO would benefit from any reductions in such expenses).

ANNUAL REPORT	JUNE 30, 2024	139

Approval of Investment Management Agreements (Cont.)

Performance Information

Fund-specific comparative performance results for the Funds reviewed by the Trustees are discussed below. With respect to investment performance, the Trustees considered information regarding each Fund’s performance based on NAV, net of the Fund’s fees and expenses, both on an absolute basis and relative to the performance of its Broadridge Performance Universe (as defined below). The Trustees requested information provided by Broadridge regarding the investment performance of a broad universe of funds within the same investment classification/category that Broadridge determined are comparable to those of each Fund (for each Fund, its “Broadridge Performance Universe”). The comparative performance information was prepared and provided by Broadridge and was not independently verified by the Trustees. The Trustees also considered information regarding the Funds’ comparative yields and risk-adjusted returns. The Trustees recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. They further acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance. The Trustees considered information from PIMCO regarding the risks undertaken by each Fund, including the use of leverage, and PIMCO’s management and oversight of the Fund’s risk profile. For those Funds that the Board identified as having underperformed their Broadridge Performance Universe to an extent, or over a period of time, that the Board felt warranted additional inquiry, the Board discussed with PIMCO each such Fund’s performance, potential reasons for the relative performance, and, if necessary, steps that PIMCO had taken, or intended to take, to improve performance.

In addition, the Trustees considered matters bearing on the Funds and their advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting (by both the Board and its Performance Committee).

Profitability, Economies of Scale, and Fall-out Benefits

The Trustees considered estimated profitability analyses provided by PIMCO, which included, among other information, (i) PIMCO’s estimated pre- and post-distribution operating margin for each Fund, as well as PIMCO’s aggregate estimated pre- and post-distribution operating margin for all of the closed-end and interval funds advised by PIMCO, including the Funds (collectively, the “Estimated Margins”), in each case for the one-year period ended December 31, 2023; and (ii) where applicable, a year-over-year comparison of PIMCO’s Estimated Margins for the one-year periods ended December 31, 2023 and December 31, 2022. The Trustees also took into account explanations from PIMCO regarding how certain of PIMCO’s corporate and shared expenses were allocated among the Funds and other funds and accounts managed by PIMCO for purposes of developing profitability estimates. The Trustees also requested information from PIMCO regarding the impact of the Managed Services on PIMCO’s profitability with respect to the Funds. The Trustees also considered that PIMCO is entitled to earn a reasonable level of profits for the services that it provides to the Funds. Based on the profitability analyses provided by PIMCO, the Trustees determined, taking into account the various assumptions made, that such profitability did not appear to be excessive.

The Trustees also considered information regarding possible economies of scale in the operation of the Funds. The Trustees noted that the Funds do not currently have any breakpoints in their

140	PIMCO INTERVAL FUNDS

(Unaudited)

management fees. The Trustees noted PIMCO’s assertion that it may share the benefits of potential economies of scale, if any, with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology and cybersecurity measures, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision and governance of those services; and the enhancement of services provided to the Funds in return for fees paid. The Trustees also considered that the unified fee arrangements provide inherent economies of scale because a Fund maintains competitive fixed unified fees even if the particular Fund’s assets decline and/or operating costs increase. The Trustees further considered that, in contrast, breakpoints may be used as a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Funds’ unified fee arrangements, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee arrangements protect shareholders, during the contractual period, from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure. The Trustees noted that PIMCO has made extensive investments in these areas.

Additionally, the Trustees considered so-called “fall-out benefits” to PIMCO, such as reputational value derived from serving as investment manager to the Funds and research, statistical and quotation services that PIMCO may receive from broker-dealers executing the Funds’ portfolio transactions on an agency basis.

Fund-by-Fund Analysis

With regard to the investment performance of each Fund’s Institutional Class Shares and the fees charged to each Fund, the Board considered the following information. With respect to performance quintile rankings for a Fund compared to its Broadridge Performance Universe, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. The Board considered each Fund’s performance and fees in light of the limitations inherent in the methodology for determining such comparative groups.

PFLEX

With respect to the Fund’s total return performance of its Institutional Class Shares (based on NAV) relative to its Broadridge Performance Universe, the Trustees noted that the Fund had fifth quintile performance for the one-year period, third quintile performance for the three-year period and fourth quintile performance for the five-year period ended December 31, 2023.

The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on average total managed assets was at the median total expense ratio (including interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on average net assets was above the median total expense ratio (including interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average total managed assets was below the median total

ANNUAL REPORT	JUNE 30, 2024	141

Approval of Investment Management Agreements (Cont.)

(Unaudited)

expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average net assets was above the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe.

EMFLX

With respect to the Fund’s total return performance of its Institutional Class Shares (based on NAV) relative to its Broadridge Performance Universe, the Trustees noted that the Fund had fifth quintile performance for the one-year period ended December 31, 2023.

The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average total managed assets and average net assets was below the median total expense ratio (including interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on both average total managed assets and average net assets was below the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe.

Conclusion

After reviewing these and other factors described herein, the Trustees concluded, with respect to each Fund, within the context of their overall conclusions regarding the Agreements, and based on the information provided and related representations made by management, and in their business judgment, that they were satisfied with PIMCO’s responses and efforts relating to the investment performance of the Funds. The Trustees also concluded that the fees payable under the Agreements represent reasonable compensation in light of the nature, extent, and quality of the services provided by PIMCO. Based on their evaluation of factors that they deemed to be material, including, but not limited to, those factors described above, the Board, including the Independent Trustees, unanimously concluded that the continuation of the Agreements was in the interests of each Fund and its shareholders, and should be approved.

142	PIMCO INTERVAL FUNDS

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third-party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third-party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

ANNUAL REPORT	JUNE 30, 2024	143

Privacy Policy1 (Cont.)

(Unaudited)

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

144	PIMCO INTERVAL FUNDS

General Information

Investment Manager

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

2323 Grand Boulevard, 5th Floor

Kansas City, MO 64108

Transfer Agent, Dividend Paying Agent and Registrar

SS&C Global Investor & Distribution Solutions, Inc.

430 W. 7th Street, STE 219993

Kansas City, MO 64105-1407

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the report cover.

PIF3001AR_063024

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that E. Grace Vandecruze, who serves on the Board’s Audit Oversight Committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Ms. Vandecruze is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	June 30, 2024	$ 261,840
	June 30, 2023	$ 165,208

(b)	Fiscal Year Ended	Audit-Related Fees(1)
	June 30, 2024	$ —
	June 30, 2023	$ —

(c)	Fiscal Year Ended	Tax Fees (2)
	June 30, 2024	$ —
	June 30, 2023	$ —

(d)	Fiscal Year Ended	All Other Fees (3)
	June 30, 2024	$ —
	June 30, 2023	$ —

“Audit Fees” represents fees billed for each of the last two fiscal years for professional services rendered for the audit and review of the Registrant’s annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services that are reasonably related to the performance of the audit or review of the Registrant’s financial statements, but not reported under “Audit Fees” above, and that include accounting consultations, agreed-upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters for those fiscal years.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews.

“All Other Fees” represents fees, if any, billed for other products and services rendered by the principal accountant to the Registrant other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” for the last two fiscal years.

(1) There were no “Audit-Related Fees” for the last two fiscal years.

(2) There were no “Tax Fees” for the last two fiscal years.

(3) There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1) The Registrant’s Audit Oversight Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Oversight Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Oversight Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Oversight Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Oversight Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Oversight Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Oversight Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Oversight Committee, subject to the ratification by the full Audit Oversight Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Oversight Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

	Aggregate Non-Audit Fees Billed to Entity
Entity	June 30, 2024	June 30, 2023

PIMCO Flexible Credit Income Fund	$—	$—
Pacific Investment Management Company LLC (“PIMCO”)	12,040,579	37,330,351

Totals	$12,040,579	$37,330,351

(h)

The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee (known as the Audit Oversight Committee) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Oversight Committee is comprised of:

E. Grace Vandecruze (Chair)

Sarah E. Cogan

Deborah A. DeCotis

Kathleen A. McCartney

Alan Rappaport

Item 6.	Schedule of Investments.

The information required by this Item 6 is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable to closed-end investment companies.

(b)	Not applicable to closed-end investment companies.

Item 8.	Changes in and Disagreements with Accountant for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

The information required by this Item 11 is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Policy Statement: The proxy voting policy is intended to foster PIMCO’s compliance with its fiduciary obligations and applicable law; the policy applies to any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority. The Policy is designed in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients.

Overview: PIMCO has adopted a written proxy voting1 policy (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. As a general matter, when PIMCO has proxy voting authority, PIMCO has a fiduciary obligation to monitor corporate events and to take appropriate action on client proxies that come to its attention. Each proxy is voted on a case-by-case basis, taking into account relevant facts and circumstances. When considering client proxies, PIMCO may determine not to vote a proxy in limited circumstances.

Equity Securities.2 PIMCO has retained an Industry Service Provider (“ISP”) to provide research and voting recommendations for proxies relating to equity securities in accordance with the ISP’s guidelines. By following the guidelines of an independent third party, PIMCO seeks to mitigate potential conflicts of interest PIMCO may have with respect to proxies covered by the ISP. PIMCO will follow the recommendations of the ISP unless: (i) the ISP does not provide a voting recommendation; or (ii) a portfolio manager decides to override the ISP’s voting recommendation. In either such case as described above, the Legal and Compliance department will review the proxy to determine whether a material conflict of interest, or the appearance of one, exists.

Fixed-Income Securities. Fixed income securities can be processed as proxy ballots or corporate action-consents3 at the discretion of the issuer/ custodian. When processed as proxy ballots, the ISP generally does not provide a voting recommendation and their role is limited to election processing and recordkeeping. When processed as corporate action-consents, the Legal and Compliance department will review all election forms to determine whether a conflict of interest, or the appearance of one, exists with respect to the PM’s consent election. PIMCO’s Credit Research and Portfolio Management Groups are responsible for issuing recommendations on how to vote proxy ballots and corporation action-consents with respect to fixed income securities.

Resolution of Potential Conflicts of Interest. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a working group to assess and resolve the conflict (the “Proxy Working Group”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Working Group and/or other relevant procedures approved by PIMCO’s Legal and Compliance department with respect to specific types of conflicts.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy.

Sub-Adviser Engagement: As an investment manager, PIMCO may exercise its discretion to engage a Sub-Adviser to provide portfolio management services to the Fund. Consistent with its management responsibilities, the Sub-Adviser would assume the authority for voting proxies on behalf of PIMCO for the Fund. Sub-Advisers may utilize third parties to perform certain services related to their portfolio management responsibilities. As a fiduciary, PIMCO will maintain oversight of the investment management responsibilities (which may include proxy voting) performed by the Sub-Adviser and contracted third parties.

1 Proxies generally describe corporate action consent rights (relative to fixed income securities) and proxy voting ballots (relative to fixed income or equity securities) as determined by the issuer or custodian.

2 The term “Equity Securities” means common and preferred stock, including common and preferred shares issued by investment companies; it does not include debt securities convertible into equity securities.

3 Voting or consent rights shall not include matters which are primarily decisions to buy or sell investments, such as tender offers, exchange offers, conversions, put options, redemptions, and Dutch auctions.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)

As of September 4, 2024, the following individuals have primary responsibility for the day-to-day management of the PIMCO Flexible Credit Income Fund (the “Fund”):

Daniel J. Ivascyn - Mr. Ivascyn has been the lead portfolio manager of the Fund since its inception in February 2017. Mr. Ivascyn is Group Chief Investment Officer and a managing director in the Newport Beach office. Prior to joining PIMCO in 1998, he worked at Bear Stearns in the asset-backed securities group, as well as T. Rowe Price and Fidelity Investments.

Mark Kiesel - Mr. Kiesel has been a portfolio manager of the Fund since its inception in February 2017. Mr. Kiesel is CIO Global Credit and a managing director in the Newport Beach office. He is a member of the PIMCO Investment Committee, a generalist portfolio manager and the global head of corporate bond portfolio management. He has served as a portfolio manager, head of equity derivatives and as a senior Credit Analyst since joining PIMCO in 1996.

Alfred T. Murata - Mr. Murata has been a portfolio manager of the Fund since its inception in February 2017. Mr. Murata is a managing director and portfolio manager in the Newport Beach office, managing income-oriented, multisector credit, opportunistic and securitized strategies. Prior to joining PIMCO in 2001, he researched and implemented exotic equity and interest rate derivatives at Nikko Financial Technologies.

Marc Seidner - Mr. Seidner has been a portfolio manager of the Fund since its inception February 2017. Mr. Seidner is CIO Non-traditional Strategies, a managing director and head of portfolio management in the Newport Beach office. He is also a generalist portfolio manager and a member of the Investment Committee. He rejoined PIMCO in November 2014 after serving as head of fixed income at GMO LLC, and previously he was a PIMCO managing director, generalist portfolio manager and member of the Investment Committee until January 2014.

Christian Stracke - Mr. Stracke has been a portfolio manager of the Fund since its inception February 2017. Mr. Stracke is a managing director in the London office, global head of the credit research group, and PIMCO’s president. Mr. Stracke is also a senior portfolio manager across PIMCO’s suite of private credit strategies, investing across mortgage, real estate, specialty financials, corporate special situations, and performing private corporate credit. Prior to joining PIMCO in 2008, he was a senior credit strategist at CreditSights, head of Latin America fixed income strategy at Commerzbank Securities, and head of Latin America local markets strategy at Deutsche Bank.

Jamie Weinstein - Mr. Weinstein has been a portfolio manager of the Fund since November 2020. Mr. Weinstein is a managing director and portfolio manager in the Newport Beach office and head of corporate special situations, focusing on PIMCO’s opportunistic and alternative strategies within corporate credit. Prior to joining PIMCO in 2019, he worked for KKR as a portfolio manager for the firm’s special situations funds and portfolios, which he managed since their inception in 2009.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the Fund, managed by the Portfolio Managers as of June 30, 2024, including accounts managed by a team, committee, or other group that includes a Portfolio Manager. Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	#	AUM($million)	#	AUM($million)	#	AUM($million)
Daniel J. Ivascyn[1]	21	$190,765.75	23	$110,319.56	27	$39,606.82
Mark Kiesel[2]	17	$56,473.48	40	$27,377.45	78	$55,368.78
Alfred T. Murata[3]	23	$205,614.87	22	$48,660.99	5	$2,419.15
Marc Seidner[4]	24	$26,360.52	27	$14,711.38	38	$18,821.50
Christian Stracke[5]	0	$0.00	4	$1,824.03	1	$638.49
Jamie Weinstein[6]	3	$2,329.30	3	$10,970.18	0	$0.00

1 Of these Other Pooled Investment Vehicles,  10  accounts totaling  $19,382.38 million in assets pay an advisory fee that is based in part on the performance of the accounts. Of these Other Accounts, 1 account totaling  $310.49 million in assets pays an advisory fee that is based in part on the performance of the accounts.

2 Of these Other Pooled Investment Vehicles, 5  accounts totaling  $8,822.39 million in assets pay an advisory fee that is based in part on the performance of the accounts.

3 Of these Other Pooled Investment Vehicles,  5  accounts totaling  $2,870.68 million in assets pay an advisory fee that is based in part on the performance of the accounts. Of these Other Accounts, 12 accounts totaling  $8,573.81 million in assets pay an advisory fee that is based in part on the performance of the accounts.

4 Of these Other Pooled Investment Vehicles,  2  accounts totaling  $316.56 million in assets pay an advisory fee that is based in part on the performance of the accounts. Of these Other Accounts,  2  accounts totaling  $1,514.42 million in assets pay an advisory fee that is based in part on the performance of the accounts.

5 Of these Other Pooled Investment Vehicles,  4  accounts totaling $1,824.03 million in assets pay an advisory fee that is based in part on the performance of the accounts. Of these Other Accounts,  1  accounts totaling  $638.49 million in assets pay an advisory fee that is based in part on the performance of the accounts

6 Of these Other Pooled Investment Vehicles, 1 accounts totaling  $6,467.18 million in assets pay an advisory fee that is based in part on the performance of the accounts.

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information (“MNPI”) about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Fund, track the same index the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund. Investors should be aware that investments made by the Fund and the results achieved by the Fund at any given time, including for the same or similar instruments, are not expected to be the same as those made by other funds for which PIMCO acts as investment adviser, including funds with names, investment objectives and policies, and/or portfolio management teams, similar to the Fund. This may be attributable to a wide variety of factors, including, but not limited to, the use of a different strategy or portfolio management team, the execution venue(s) for a given strategy or fund, when a particular fund commenced operations or the size of a particular fund, in each case as compared to other similar funds. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Fund or to accounts in which the Fund invests. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies, purchase or redeem shares of the underlying account, or take other actions with respect to the underlying account, in a manner beneficial to the investing account and/or PIMCO but detrimental to the underlying account. Such conflicts of interest could similarly in theory give rise to incentives for PIMCO to, among other things, vote proxies or purchase or redeem shares of the underlying account, or take other actions with respect to the underlying account, in a manner beneficial to the underlying account and/or PIMCO and that may or may not be detrimental to the investing account. For example, even if there is a fee waiver or reimbursement in place relating to the Fund’s investment in an underlying account, or relating to an investing account’s investment in the Fund, this will not necessarily eliminate all conflicts of interest, as PIMCO could nevertheless have a financial incentive to favor investments in PIMCO-affiliated funds and managers (for example, to increase the assets under management of PIMCO or a fund, product or line of business, or otherwise provide support to, certain funds, products or lines of business), which could also impact the manner in which certain transaction fees are set. Conversely, PIMCO’s duties to the Fund, as well as regulatory or other limitations applicable to the Fund, may affect the courses of action available to PIMCO-advised accounts (including the Fund) that invest in the Fund in a manner that is detrimental to such investing accounts. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause PIMCO to restrict or prohibit participation in certain investments.

Because PIMCO is affiliated with Allianz SE, a large multi-national financial institution (together with its affiliates, “Allianz”), conflicts similar to those described below may occur between the Fund or other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Fund or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Fund or other accounts managed by PIMCO (each, a “Client,” and collectively, the “Clients”). In addition, because certain Clients are affiliates of PIMCO or have investors who are affiliates or employees of PIMCO, PIMCO may have incentives to resolve conflicts of interest in favor of these Clients over other Clients.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Cross Trades. A potential conflict of interest may arise in instances where the Fund buys an instrument from a Client or sells an instrument to a Client (each, a “cross trade”). Such conflicts of interest may arise, among other reasons, as a result of PIMCO representing the interests of both the buying party and the selling party in the cross trade or because the price at which the instrument is bought or sold through a cross trade may not be as favorable as the price that might have been obtained had the trade been executed in the open market. PIMCO effects cross trades when appropriate pursuant to procedures adopted under applicable rules and SEC guidance. Among other things, such procedures require that the cross trade is consistent with the respective investment policies and investment restrictions of both parties and is in the best interests of both the buying and selling accounts.

Selection of Service Providers. PIMCO, its affiliates and its employees may have relationships with service providers that recommend, or engage in transactions with or for, the Fund, and these relationships may influence PIMCO’s selection of these service providers for the Fund. Additionally, as a result of these relationships, service providers may have conflicts that create incentives for them to promote the Fund over other funds or financial products. In such circumstances, there is a conflict of interest between PIMCO and the Fund if the Fund determines not to engage or continue to engage these service providers.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for one or more Clients, but may not be available in sufficient quantities for all accounts to participate fully. In addition, regulatory issues applicable to PIMCO or the Fund or other accounts may result in the Fund not receiving securities that may otherwise be appropriate for it. Similarly, there may be limited opportunity to sell an investment held by the Fund and another Client. In addition, regulatory issues applicable to PIMCO or the Fund or other accounts may result in the Fund not receiving securities that may otherwise be appropriate for it. Similarly, there may be limited opportunity to sell an investment held by the Fund and another Client. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. In addition, regulatory issues applicable to PIMCO or one or more Clients may result in certain Clients, not receiving securities that may otherwise be appropriate for them.

PIMCO seeks to allocate orders across eligible Client accounts with similar investment guidelines and investment styles fairly and equitably, taking into consideration relevant factors including, among others, applicable investment restrictions and guidelines, including regulatory restrictions; Client account-specific investment objectives, restrictions and other Client instructions, as applicable; risk tolerances; amounts of available cash; the need to rebalance a Client account’s portfolio (e.g., due to investor contributions and redemptions); whether the allocation would result in a Client account receiving a trivial amount or an amount below the established minimum quantity; regulatory requirements; the origin of the investment; the bases for an issuer’s allocation to PIMCO; and other Client account-specific factors. As part of PIMCO’s trade allocation process, portions of new fixed income investment opportunities are distributed among Client account categories where the relevant portfolio managers seek to participate in the investment. Those portions are then further allocated among the Client accounts within such categories pursuant to PIMCO’s trade allocation policy. Portfolio managers managing quantitative strategies and specialized accounts, such as those focused on international securities, mortgage-backed securities, bank loans, or other specialized asset classes, will likely receive an increased distribution of new fixed income investment opportunities where the investment involves a quantitative strategy or specialized asset class that matches the investment objective or focus of the Client account category. PIMCO seeks to allocate fixed income investments to Client accounts with the general purpose of maintaining consistent concentrations across similar accounts and achieving, as nearly as possible, portfolio characteristic parity among such accounts. Client accounts furthest from achieving portfolio characteristic parity typically receive priority in allocations. With respect to an order to buy or sell an equity security in the secondary market, PIMCO seeks to allocate the order across Client accounts with similar investment guidelines and investment styles fairly and equitably over time, taking into consideration the relevant factors discussed above.

Any particular allocation decision among Client accounts may be more or less advantageous to any one Client or group of Clients, and certain allocations will, to the extent consistent with PIMCO’s fiduciary obligations, deviate from a pro rata basis among Clients in order to address for example, differences in legal, tax, regulatory, risk management, concentration, exposure, Client guideline limitations and/or mandate or strategy considerations for the relevant Clients. PIMCO may determine that an investment opportunity or particular purchases or sales are appropriate for one or more Clients, but not appropriate for other Clients, or are appropriate or suitable for, or available to, Clients but in different sizes, terms, or timing than is appropriate or suitable for other Clients. For example, some Clients have higher risk tolerances than other Clients, such as private funds, which, in turn, allows PIMCO to allocate a wider variety and/or greater percentage of certain types of investments (which may or may not outperform other types of investments) to such Clients. Further, the respective risk tolerances of different types of Clients may change over time as market conditions change. Those Clients receiving an increased allocation as a result of the effect of their respective risk tolerance may be Clients that pay higher investment management fees or that pay incentive fees. In addition, certain Client account categories focusing on certain types of investments or asset classes will be given priority in new issue distribution and allocation with respect to the investments or asset classes that are the focus of their investment mandate. PIMCO may also take into account the bases for an issuer’s allocation to PIMCO, for example, by giving priority allocations to Client accounts holding existing positions in the issuer’s debt if the issuer’s allocation to PIMCO is based on such holdings. PIMCO also may determine not to allocate to or purchase or sell for certain Clients all investments for which all Clients may be eligible.

Legal, contractual, or regulatory issues and/or related expenses applicable to PIMCO or one or more Clients may result in certain Clients not receiving securities that may otherwise be appropriate for them or may result in PIMCO selling securities out of Client accounts even if it might otherwise be beneficial to continue to hold them. Additional factors that are taken into account in the distribution and allocation of investment opportunities to Client accounts include, without limitation: ability to utilize leverage and risk tolerance of the Client account; the amount of discretion and trade authority given to PIMCO by the Client; availability of other similar investment opportunities; the Client account’s investment horizon and objectives; hedging, cash and liquidity needs of the portfolio; minimum increments and lot sizes; and underlying benchmark factors. Given all of the foregoing factors, the amount, timing, structuring, or terms of an investment by a Client, including the Fund, may differ from, and performance may be lower than, investments and performance of other Clients, including those that may provide greater fees or other compensation (including performance-based fees or allocations) to PIMCO. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

From time to time, PIMCO may take an investment position or action for one or more Clients that may be different from, or inconsistent with, an action or position taken for one or more other Clients having similar or differing investment objectives. These positions and actions may adversely impact, or in some instances may benefit, one or more affected Clients (including Clients that are PIMCO affiliates) in which PIMCO has an interest, or which pays PIMCO higher fees or a performance fee.

For example, a Client may buy a security and another Client may establish a short position in that same security. The subsequent short sale may result in a decrease in the price of the security that the other Client holds. Similarly, transactions or investments by one or more Clients may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of another Client.

When PIMCO implements for one Client a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies of another Client, market impact, liquidity constraints or other factors could result in one or more Clients receiving less favorable trading results, the costs of implementing such portfolio decisions or strategies could be increased or such Clients could otherwise be disadvantaged. On the other hand, potential conflicts may also arise because portfolio decisions regarding a Client may benefit other Clients. For example, the sale of a long position or establishment of a short position for a Client may decrease the price of the same security sold short by (and therefore benefit) other Clients, and the purchase of a security or covering of a short position in a security for a Client may increase the price of the same security held by (and therefore benefit) other Clients.

Under certain circumstances, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment. In addition, to the extent permitted by applicable law, a Client may also engage in investment transactions that may result in other Clients being relieved of obligations, or that may cause other Clients to divest certain investments (e.g., a Client may make a loan to, or directly or indirectly acquire securities or indebtedness of, a company that uses the proceeds to refinance or reorganize its capital structure, which could result in repayment of debt held by another Client). Such Clients (or groups of Clients) may have conflicting interests and objectives in connection with such investments, including with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment and the timeframe for, and method of, exiting the investment. When making such investments, PIMCO may do so in a way that favors one Client over another Client, even if both Clients are investing in the same security at the same time. Certain Clients may invest on a “parallel” basis (i.e., proportionately in all transactions at substantially the same time and on substantially the same terms and conditions). In addition, other accounts may expect to invest in many of the same types of investments as another account. However, there may be investments in which one or more of such accounts does not invest (or invests on different terms or on a non-pro rata basis) due to factors such as legal, tax, regulatory, business, contractual or other similar considerations or due to the provisions of a Client’s governing documents. Decisions as to the allocation of investment opportunities among such Clients present numerous conflicts of interest, which may not be resolved in a manner that is favorable to a Client’s interests. To the extent an investment is not allocated pro rata among such entities, a Client could incur a disproportionate amount of income or loss related to such investment relative to such other Client.

In addition, Clients may invest alongside one another in the same underlying investments or otherwise pursuant to a substantially similar investment strategy as one or more other Clients. In such cases, certain Clients may have preferential liquidity and information rights relative to other Clients holding the same investments, with the result that such Clients will be able to withdraw/redeem their interests in underlying investments in priority to Clients who may have more limited access to information or more restrictive withdrawal/redemption rights. Clients with more limited information rights or more restrictive liquidity may therefore be adversely affected in the event of a downturn in the markets.

Further, potential conflicts may be inherent in PIMCO’s use of multiple strategies. For example, conflicts will arise in cases where different Clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more Clients may own private securities or obligations of an issuer and other Clients may own or seek to acquire private securities of the same issuer. For example, a Client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other Clients have an equity investment, or may invest in senior debt obligations of an issuer for one Client and junior debt obligations or equity of the same issuer for another Client.

PIMCO may also, for example, direct a Client to invest in a tranche of a structured finance vehicle, such as a CLO or CDO, where PIMCO is also, at the same or different time, directing another Client to make investments in a different tranche of the same vehicle, which tranche’s interests may be adverse to other tranches. PIMCO may also cause a Client to purchase from, or sell assets to, an entity, such as a structured finance vehicle, in which other Clients may have an interest, potentially in a manner that will have an adverse effect on the other Clients. There may also be conflicts where, for example, a Client holds certain debt or equity securities of an issuer, and that same issuer has issued other debt, equity or other instruments that are owned by other Clients or by an entity, such as a structured finance vehicle, in which other Clients have an interest.

In each of the situations described above, PIMCO may take actions with respect to the assets held by one Client that are adverse to the other Clients, for example, by foreclosing on loans, by putting an issuer into default, or by exercising rights to purchase or sell to an issuer, causing an issuer to take actions adverse to certain classes of securities, or otherwise. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers or taking any other actions, PIMCO may find that the interests of a Client and the interests of one or more other Clients could conflict. In these situations, decisions over items such as whether to make the investment or take an action, proxy voting, corporate reorganization, how to exit an investment, or bankruptcy or similar matters (including, for example, whether to trigger an event of default or the terms of any workout) may result in conflicts of interest. Similarly, if an issuer in which a Client and one or more other Clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, decisions over the terms of any workout will raise conflicts of interests (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, a debt holder may be better served by a liquidation of the issuer in which it may be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders. In some cases PIMCO may refrain from taking certain actions or making certain investments on behalf of Clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory or other effects on PIMCO, or may sell investments for certain Clients (in each case potentially disadvantaging the Clients on whose behalf the actions are not taken, investments not made, or investments sold). In other cases, PIMCO may not refrain from taking actions or making investments on behalf of certain Clients that have the potential to disadvantage other Clients. In addition, PIMCO may take actions or refrain from taking actions in order to mitigate legal risks to PIMCO or its affiliates or its Clients even if disadvantageous to a Client’s account. Moreover, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment.

Additionally, certain conflicts may exist with respect to portfolio managers who make investment decisions on behalf of several different types of Clients. Such portfolio managers may have an incentive to allocate trades, time or resources to certain Clients, including those Clients who pay higher investment management fees or that pay incentive fees or allocations, over other Clients. These conflicts may be heightened with respect to portfolio managers who are eligible to receive a performance allocation under certain circumstances as part of their compensation.

From time to time, PIMCO personnel may come into possession of MNPI which, if disclosed, might affect an investor’s decision to buy, sell or hold a security. Should a PIMCO employee come into possession of MNPI with respect to an issuer, he or she generally will be prohibited from communicating such information to, or using such information for the benefit of, Clients, which could limit the ability of Clients to buy, sell or hold certain investments, thereby limiting the investment opportunities or exit strategies available to Clients. In addition, holdings in the securities or other instruments of an issuer by PIMCO or its affiliates may affect the ability of a Client to make certain acquisitions of or enter into certain transactions with such issuer. PIMCO has no obligation or responsibility to disclose such information to, or use such information for the benefit of, any person (including Clients). Moreover, restrictions imposed by or through third-party automated trading platforms could affect a Client’s ability to transact through, or the quality of execution achieved through, such platforms.

PIMCO maintains one or more restricted lists of companies whose securities are subject to certain trading prohibitions due to PIMCO’s business activities. PIMCO may restrict trading in an issuer’s securities if the issuer is on a restricted list or if PIMCO has MNPI about that issuer. In some situations, PIMCO may restrict Clients from trading in a particular issuer’s securities in order to allow PIMCO to receive MNPI on behalf of other Clients. A Client may be unable to buy or sell certain securities until the restriction is lifted, which could disadvantage the Client. PIMCO may also be restricted from making (or divesting of) investments in respect of some Clients but not others. In some cases, PIMCO may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice relating to certain securities if a security is restricted due to MNPI or if PIMCO is seeking to limit receipt of MNPI.

PIMCO may conduct litigation or engage in other legal actions on behalf of one or more Clients. In such cases, Clients may be required to bear certain fees, costs, expenses and liabilities associated with the litigation. Other Clients that are or were investors in, or otherwise involved with, the subject investments may or may not (depending on the circumstances) be parties to such litigation actions, with the result that certain Clients may participate in litigation actions in which not all Clients with similar investments may participate, and such nonparticipating Clients may benefit from the results of such litigation actions without bearing or otherwise being subject to the associated fees, costs, expenses and liabilities. PIMCO, for example, typically does not pursue legal claims on behalf of its separate accounts. Furthermore, in certain situations, litigation or other legal actions pursued by PIMCO on behalf of a Client may be brought against or be otherwise adverse to a portfolio company or other investment held by a Client.

Co-Investments. The 1940 Act imposes significant limits on co-investment with affiliates of the Fund. The Fund has received exemptive relief from the SEC that, to the extent the Fund relies on such relief, permits it to (among other things) co-invest with certain other persons, including certain affiliates of the Investment Manager and certain public or private funds managed by the Investment Manager and its affiliates, subject to certain terms and conditions. Co-investment transactions may give rise to conflicts of interest or perceived conflicts of interest among the Fund and its affiliates. The exemptive relief from the SEC with respect to co-investments imposes extensive conditions on any co-investments made in reliance on such relief that may limit or restrict the Fund’s ability to participate in an investment or participate in an investment to a lesser extent. An inability to receive the desired allocation to potential investments may affect the Fund’s ability to achieve the desired investment returns. In the event investment opportunities are allocated among the Fund and its affiliates pursuant to co-investment exemptive relief, the Fund may not be able to structure its investment portfolio in the manner desired. Although PIMCO will endeavor to allocate investment opportunities in a fair and equitable manner, the Fund will generally not be permitted to co-invest in any issuer in which a fund managed by PIMCO or any of its downstream affiliates (other than the Fund and its downstream affiliates) currently has an investment. However, the Fund would be able to co-invest with funds managed by PIMCO or any of its downstream affiliates, subject to compliance with existing regulatory guidance, applicable regulations and its allocation procedures. Pursuant to co-investment exemptive relief, the Fund will be able to invest in opportunities in which PIMCO and/or its affiliates has an investment, and PIMCO and/or its affiliates will be able to invest in opportunities in which the Fund has made an investment. From time to time, the Fund and its affiliates may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities. Such investments inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. PIMCO has adopted procedures governing the co-investment in securities acquired in private placements with certain clients of PIMCO.

The foregoing is not a complete list of conflicts to which PIMCO or Clients may be subject. PIMCO seeks to review conflicts on a case-by-case basis as they arise. Any review will take into consideration the interests of the relevant Clients, the circumstances giving rise to the conflict, applicable PIMCO policies and procedures, and applicable laws. Clients (and investors in the Fund) should be aware that conflicts will not necessarily be resolved in favor of their interests and may in fact be resolved in a manner adverse to their interests. PIMCO will attempt to resolve such matters fairly, but even so, matters may be resolved in favor of other Clients which pay PIMCO higher fees or performance fees or in which PIMCO or its affiliates have a significant proprietary interest. Clients (and investors in the Fund) should also be aware that the Fund may experience losses associated with decisions or actions directly or indirectly attributable to PIMCO, and PIMCO may determine whether compensation to the Fund for such losses is appropriate in view of its standard of care. PIMCO will attempt to resolve such matters fairly subject to applicable PIMCO policies and procedures, and applicable laws, but even so, such matters may not be resolved in favor of Clients’ (and Fund investors’) interests and may in fact be resolved in a manner adverse to their interests. There can be no assurance that any actual or potential conflicts of interest will not result in a particular Client or group of Clients receiving less favorable investment terms in or returns from certain investments than if such conflicts of interest did not exist.

Conflicts like those described above may also occur between Clients, on the one hand, and PIMCO or its affiliates, on the other. These conflicts will not always be resolved in favor of the Client. In addition, because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described above may occur between clients of PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to PIMCO’s Clients. In many cases, PIMCO will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect Client performance. In addition, certain regulatory or internal restrictions may prohibit PIMCO from using certain brokers or investing in certain companies (even if such companies are not affiliated with Allianz) because of the applicability of certain laws and regulations or internal Allianz policies applicable to PIMCO, Allianz SE or their affiliates. An account’s willingness to negotiate terms or take actions with respect to an investment may also be, directly or indirectly, constrained or otherwise impacted to the extent Allianz SE, PIMCO, and/or their affiliates, directors, partners, managers, members, officers or personnel are also invested therein or otherwise have a connection to the subject investment (e.g., serving as a trustee or board member thereof).

Certain service providers to the Fund are expected to be owned by or otherwise related to or affiliated with a Client, and in certain cases, such service providers are expected to be, or are owned by, employed by, or otherwise related to, PIMCO, Allianz SE, their affiliates and/or their respective employees, consultants and other personnel. PIMCO may, in its sole discretion, determine to provide, or engage or recommend an affiliate of PIMCO to provide, certain services to the Fund, instead of engaging or recommending one or more third parties to provide such services. Subject to the governance requirements of a particular fund and applicable law, PIMCO or its affiliates, as applicable, will receive compensation in connection with the provision of such services. As a result, PIMCO faces a conflict of interest when selecting or recommending service providers for the Fund. Fees paid to an affiliated service provider will be determined in PIMCO’s commercially reasonable discretion, taking into account the relevant facts and circumstances, and consistent with PIMCO’s responsibilities. Although PIMCO has adopted various policies and procedures intended to mitigate or otherwise manage conflicts of interest with respect to affiliated service providers, there can be no guarantee that such policies and procedures (which may be modified or terminated at any time in PIMCO’s sole discretion) will be successful.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the management fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and such other accounts on a fair and equitable basis over time.

(a)(3)

As of June 30, 2024, the following explains the compensation structure of the individuals who have primary responsibility for day-to-day portfolio management of the Fund:

Portfolio Manager Compensation

PIMCO’s and its affiliates’ approach to compensation seeks to provide professionals with a compensation process that is driven by values of collaboration, openness, responsibility and excellence.

Generally, compensation packages consist of three components. The compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for clients, among other factors. A portfolio manager’s compensation is not based solely on the performance of the Fund or any other account managed by that portfolio manager:

Base Salary – Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.

Variable Compensation – In addition to a base salary, portfolio managers have a variable component of their compensation, which is based on a combination of individual and company performance and includes both qualitative and quantitative factors. The following non-exhaustive list of qualitative and quantitative factors is considered when determining total compensation for portfolio managers:

•

Performance measured over a variety of longer- and shorter-term periods, including 5- year, 4-year, 3-year, 2- year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the Fund) and relative to applicable industry peer groups; and

•	Amount and nature of assets managed by the portfolio manager.

The variable compensation component of an employee’s compensation may include a deferred component. The deferred portion will generally be subject to vesting and may appreciate or depreciate based on the performance of PIMCO and/or its affiliates. PIMCO’s Long-Term Incentive Plan provides participants with deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. Additionally, PIMCO’s Carried Interest Plan provides eligible participants (i.e. those who provide services to PIMCO’s alternative funds) a percentage of the carried interest otherwise payable to PIMCO if the applicable performance measurements described in the alternative portfolio’s partnership agreements are achieved.

Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

(a)(4)

The following summarizes the dollar range of securities of the Fund the Portfolio Managers beneficially owned as of June 30, 2024:

Portfolio Manager	Dollar Range of Equity Securities of the Fund Owned as of June 30, 2024
Daniel J. Ivascyn	Over $1,000,000
Alfred T. Murata	$500,001 - $1,000,000
Marc P. Seidner	None

Mark R. Kiesel	None
Christian Stracke	None
Jamie Weinstein	$100,001 - $500,000

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 15.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 16.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 18.	Recovery of Erroneously Awarded Compensation.

(a)	Not Applicable

(b)	Not Applicable

Item 19.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

(a)(2)	Not applicable.

(a)(3)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(4)	None.

(a)(5)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Flexible Credit Income Fund

By:	/s/ Joshua D. Ratner

Joshua D. Ratner
President (Principal Executive Officer)

Date:	September 4, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Joshua D. Ratner

Joshua D. Ratner
President (Principal Executive Officer)

Date:	September 4, 2024

By:	/s/ Bijal Y. Parikh

Bijal Y. Parikh
Treasurer (Principal Financial & Accounting Officer)

Date:	September 4, 2024